                                                                   EXHIBIT 10.26

                                                               EXECUTION VERSION

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                           REVOLVING CREDIT AGREEMENT



                          dated as of February 5, 2002


                                      among


                       CABOT INDUSTRIAL PROPERTIES, L.P.,
                                  as Borrower,

                              JPMORGAN CHASE BANK,
                 as Lead Agent, Swing Lender, and Issuing Bank,

                             BANK OF AMERICA, N.A.,
                              as Syndication Agent,

                                  BANK ONE, NA,
                              as Syndication Agent,

                              FLEET NATIONAL BANK,
                             as Documentation Agent,

                         COMMERZBANK AKTIENGESELLSCHAFT,
                             as Documentation Agent,

                                       and

                            THE BANKS PARTIES HERETO,
                                    as Banks



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

                                TABLE OF CONTENTS
                                -----------------

ARTICLE I.  DEFINITIONS......................................................1
      SECTION 1.1.   Definitions.............................................1
                     -----------
      SECTION 1.2.   Accounting Terms and Determinations.....................31
                     -----------------------------------
      SECTION 1.3.   Types of Borrowings.....................................32
                     -------------------
      SECTION 1.4.   Terms Generally.........................................32
                     ---------------

ARTICLE II.  THE CREDITS.....................................................33
      SECTION 2.1.   Loans...................................................33
                     -----
      SECTION 2.2.   Notice of Committed Borrowing or Swing
                     --------------------------------------
      Borrowing..............................................................41
      ---------
      SECTION 2.3.   Notice to Banks; Funding of Loans.......................42
                     ---------------------------------
      SECTION 2.4.   Notes...................................................43
                     -----
      SECTION 2.5.   Maturity of Loans.......................................44
                     -----------------
      SECTION 2.6.   Interest Rates..........................................44
                     --------------
      SECTION 2.7.   Fees....................................................46
                     ----
      SECTION 2.8.   Mandatory Termination...................................47
                     ---------------------
      SECTION 2.9.   Mandatory Prepayment....................................48
                     --------------------
      SECTION 2.10.  Optional Prepayments; Cancellation of
                     -------------------------------------
                     Commitments.............................................49
                     -----------
      SECTION 2.11.  General Provisions as to Payments.......................50
                     ---------------------------------
      SECTION 2.12.  Funding Losses..........................................51
                     --------------
      SECTION 2.13.  Computation of Interest and Fees........................52
                     --------------------------------
      SECTION 2.14.  Method of Electing Interest Rates.......................52
                     ---------------------------------

ARTICLE III.  CONDITIONS.....................................................62
      SECTION 3.1.   Closing.................................................62
                     -------
      SECTION 3.2.   Each Credit Event.......................................65
                     -----------------

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES..................................67
      SECTION 4.1.   Existence and Power.....................................67
                     -------------------
      SECTION 4.2.   Power and Authority.....................................67
                     -------------------
      SECTION 4.3.   No Violation............................................67
                     ------------
      SECTION 4.4.   Financial Information...................................68
                     ---------------------
      SECTION 4.5.   Litigation..............................................68
                     ----------
      SECTION 4.6.   Compliance with ERISA...................................68
                     ---------------------
      SECTION 4.7.   Environmental Compliance................................69
                     ------------------------
      SECTION 4.8.   Taxes...................................................69
                     -----
      SECTION 4.9.   Full Disclosure.........................................70
                     ---------------
      SECTION 4.10.  Solvency................................................70
                     --------
      SECTION 4.11.  Use of Proceeds; Margin Regulations.....................70
                     -----------------------------------
      SECTION 4.12.  Governmental Approvals..................................70
                     ----------------------

      SECTION 4.13.  Investment Company Act, Public Utility
                     --------------------------------------
      Holding Company Act, Etc...............................................71
      ------------------------
      SECTION 4.14.  Closing Date Transactions...............................71
                     -------------------------
      SECTION 4.15.  Representations and Warranties in Loan
                     --------------------------------------
      Documents..............................................................71
      ---------
      SECTION 4.16.  Patents, Trademarks, Etc................................71
                     ------------------------
      SECTION 4.17.  No Default..............................................72
                     ----------
      SECTION 4.18.  Licenses, etc...........................................72
                     -------------
      SECTION 4.19.  Compliance With Law.....................................72
                     -------------------
      SECTION 4.20.  No Burdensome Restrictions..............................72
                     --------------------------
      SECTION 4.21.  Brokers' Fees...........................................72
                     -------------
      SECTION 4.22.  Labor Matters...........................................73
                     -------------
      SECTION 4.23.  Organizational Documents................................73
                     ------------------------
      SECTION 4.24.  [Reserved]..............................................73
                     ----------
      SECTION 4.25.  Principal Offices.......................................73
                     -----------------
      SECTION 4.26.  REIT Status.............................................73
                     -----------
      SECTION 4.27.  Ownership of Property...................................73
                     ---------------------

ARTICLE V.  AFFIRMATIVE AND NEGATIVE COVENANTS...............................74
      SECTION 5.1.   Information.............................................74
                     -----------
      SECTION 5.2.   Payment of Obligations..................................79
                     ----------------------
      SECTION 5.3.   Maintenance of Property; Insurance......................79
                     ----------------------------------
      SECTION 5.4.   Intentionally Omitted...................................80
                     ---------------------
      SECTION 5.5.   Compliance with Laws....................................80
                     --------------------
      SECTION 5.6.   Inspection of Property, Books and Records...............80
                     -----------------------------------------
      SECTION 5.7.   Existence...............................................82
                     ---------
      SECTION 5.8.   Financial Covenants.....................................82
                     -------------------
      SECTION 5.9.   Restriction on Fundamental Changes;
                     -----------------------------------
      Operation and Control..................................................85
      ---------------------
      SECTION 5.10.  Changes in Business.....................................85
                     -------------------
      SECTION 5.11.  Affiliate Transactions..................................86
                     ----------------------
      SECTION 5.12.  Fiscal Year; Fiscal Quarter.............................86
                     ---------------------------
      SECTION 5.13.  Margin Stock............................................86
                     ------------
      SECTION 5.14.  Use of Proceeds.........................................86
                     ---------------
      SECTION 5.15.  Interest Rate Protection................................87
                     ------------------------
      SECTION 5.16.  Liens; Release of Liens.................................87
                     -----------------------
      SECTION 5.17.  Sale of Unencumbered Asset Pool
                     -------------------------------
      Properties.............................................................88
      ----------
      SECTION 5.18.  REIT Status.............................................88
                     -----------
      SECTION 5.19.  No Negative Pledges.....................................88
                     -------------------
      SECTION 5.20.  Additional Guarantors; Release of
                     ---------------------------------
      Guarantors.............................................................89
      ----------
      SECTION 5.21.  No Ownership of Unencumbered Asset Pool
                     ---------------------------------------
      Property by CMBS Borrowers.............................................89
      --------------------------

ARTICLE VI.  DEFAULTS........................................................89
      SECTION 6.1.   Events of Default.......................................89
                     -----------------
      SECTION 6.2.   Rights and Remedies.....................................93
                     -------------------
      SECTION 6.3.   Notice of Default.......................................93
                     -----------------

ARTICLE VII.  THE LEAD AGENT.................................................94
      SECTION 7.1.   Appointment and Authorization...........................94
                     -----------------------------
      SECTION 7.2.   Lead Agent and Affiliates...............................94
                     -------------------------
      SECTION 7.3.   Action by Lead Agent....................................94
                     --------------------
      SECTION 7.4.   Consultation with Experts...............................94
                     -------------------------
      SECTION 7.5.   Liability of Lead Agent.................................94
                     -----------------------
      SECTION 7.6.   Indemnification.........................................95
                     ---------------
      SECTION 7.7.   Credit Decision.........................................95
                     ---------------
      SECTION 7.8.   Successor Lead Agent....................................95
                     --------------------
      SECTION 7.9.   Lead Agent's Fee........................................96
                     ----------------
      SECTION 7.10.  Copies of Notices.......................................96
                     -----------------

ARTICLE VIII.  CHANGE IN CIRCUMSTANCES.......................................97
      SECTION 8.1.   Basis for Determining Interest Rate
                     -----------------------------------
      Inadequate or Unfair...................................................97
      --------------------
      SECTION 8.2.   Illegality..............................................97
                     ----------
      SECTION 8.3.   Increased Cost and Reduced Return.......................98
                     ---------------------------------
      SECTION 8.4.   Taxes...................................................100
                     -----
      SECTION 8.5.   Base Rate Loans Substituted for Affected
                     ----------------------------------------
      Euro-Dollar Loans......................................................102
      -----------------

ARTICLE IX.  MISCELLANEOUS...................................................103
      SECTION 9.1.   Notices.................................................103
                     -------
      SECTION 9.2.   No Waivers..............................................104
                     ----------
      SECTION 9.3.   Expenses: Indemnification...............................104
                     -------------------------
      SECTION 9.4.   Sharing of Set-Offs.....................................105
                     -------------------
      SECTION 9.5.   Amendments and Waivers..................................106
                     ----------------------
      SECTION 9.6.   Successors and Assigns..................................107
                     ----------------------
      SECTION 9.7.   Governing Law; Submission to Jurisdiction...............111
                     -----------------------------------------
      SECTION 9.8.   Marshaling; Recapture...................................112
                     ---------------------
      SECTION 9.9.   Counterparts; Integration; Effectiveness................112
                     ----------------------------------------
      SECTION 9.10.  WAIVER OF JURY TRIAL....................................113
                     --------------------
      SECTION 9.11.  Survival................................................113
                     --------
      SECTION 9.12.  Domicile of Loans and Letters of Credit.................113
                     ---------------------------------------
      SECTION 9.13.  Limitation of Liability.................................113
                     -----------------------
      SECTION 9.14.  Additional Commitment...................................113
                     ---------------------
      SECTION 9.15.  CMBS Borrowers..........................................115
                     --------------

Exhibits
--------

A           Note
B           Assignment and Assumption Agreement
C           Money Market Quote Request
D           Invitation for Money Market Quotes
E           Money Market Quote
F           Designation Agreement
G           Form of Subsidiary Guaranty


Schedules
---------

G           Subsidiary Guarantors
U           Unencumbered Asset Pool Properties
4.27        Real Property Assets

                           REVOLVING CREDIT AGREEMENT
                           --------------------------

      REVOLVING CREDIT AGREEMENT, dated as of February 5, 2002, among CABOT INDUSTRIAL PROPERTIES, L.P. (the "Borrower"), JPMORGAN CHASE BANK, as Swing Lender, Issuing Bank and Lead Agent for the Banks, BANK OF AMERICA, N.A., as Syndication Agent, BANK ONE, NA, as Syndication Agent, FLEET NATIONAL BANK, as Documentation Agent, COMMERZBANK AKTIENGESELLSCHAFT, as Documentation Agent, and the BANKS parties hereto (the "Banks").

      The parties hereby agree as follows:


                                   ARTICLE I.

                                   DEFINITIONS

      SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

      "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.1(c).

      "Accepting Bank" has the meaning set forth in Section 9.14(b).

      "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.6(c).

      "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Lead Agent and submitted to the Lead Agent, duly completed by such Bank.

      "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

      "Agreement" means this Revolving Credit Agreement as the same may from time to time hereafter be modified, supplemented or amended.

      "Annual EBITDA" means, as of the last day of each calendar quarter, an amount equal to (i) total revenues relating to all Real Property Assets of the Consolidated Businesses or attributable to the Consolidated Businesses' interest in Minority Holdings for the previous four (4) consecutive calendar quarters including the quarter then ended, calculated in accordance with GAAP, plus (ii) interest and other income of the Consolidated Businesses, including, without limitation, real estate service revenues, for such period, less (iii) total operating expenses and other expenses relating to such Real Property Assets and attributable to the Consolidated Businesses' interest in Minority Holdings for such period (other than interest, income taxes, depreciation, amortization, and other non-cash items), less (iv) without duplication, total operating expenses (including general overhead expenses) and other expenses of the Consolidated Businesses and attributable to the Consolidated Businesses' interest in Minority Holdings (other than interest, taxes, depreciation, amortization and other noncash items), for such period.

      "Applicable Credit Rating" means the rating assigned by the Rating Agencies to CalWest's senior unsecured long term indebtedness.

      "Applicable Interest Rate" means the lesser of (x) the rate at which the interest rate applicable to any floating rate Debt could be fixed, at the time of calculation, by the Borrower entering into an unsecured interest rate swap agreement (or, if such rate is incapable of being fixed by entering into an unsecured interest rate swap agreement at the time of calculation, a reasonably determined fixed rate equivalent), and (y) the rate at which the interest rate applicable to such floating rate Debt is actually capped, at the time of calculation, if the Borrower has entered into an interest rate cap agreement with respect thereto or if the documentation for such Debt contains a cap.

      "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

      "Applicable Margin" means with respect to each Euro-Dollar Loan the respective percentages per annum determined, at any time, based on the range into which the Applicable Credit Rating (if any) then falls, in accordance with the table set forth below. Any change in the Applicable Credit Rating shall be effective immediately as of the date on which any of the Rating Agencies announces a change in the Applicable Credit Rating or the date on which CalWest has no Applicable Credit Rating. In the event that CalWest receives more than two (2) Applicable Credit Ratings that are not equivalent, the Applicable Margin shall be determined based on the lower of such two (2) Applicable Credit Ratings. In the event that CalWest receives more than two (2) Applicable Credit Ratings and such Applicable Credit Ratings are not equivalent, the Applicable Margin shall be determined by the lower of the two (2) highest Applicable Credit Ratings, provided that each of such two (2) highest Applicable Credit Ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's; provided further, that if neither of the two (2) highest Applicable Credit Ratings were issued by S&P or Moody's, the Applicable Margin shall be determined by the higher of the Applicable Credit Ratings from S&P or Moody's.


-----------------------------------------------------------------------
Applicable Credit Rating         Applicable Margin for Euro-Dollar
(S&P/Moody's)                    Loans (% per annum)
-----------------------------------------------------------------------
A-/A3 (or better)                             0.65%
-----------------------------------------------------------------------
BBB+/Baal                                     0.75%
-----------------------------------------------------------------------
BBB/Baa2                                      0.80%
-----------------------------------------------------------------------
BBB-/Baa3                                     1.00%
-----------------------------------------------------------------------
Less than Investment Grade                    1.40%
Rating or no rating
-----------------------------------------------------------------------


      "Approved Uses" has the meaning set forth in Section 5.14.

      "Assignee" has the meaning set forth in Section 9.6(c).

      "Available Facility" means, at any particular time, an amount equal to the lesser of (x) the Maximum Facility Amount and (y) the maximum amount that permits compliance with Section 5.8 hereof.

      "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors and each Designated Lender; provided, however, that the term "Bank" shall exclude each Designated Lender when used in reference to a Committed Loan, the Commitments or terms relating to the Committed Loans and the Commitments and shall further exclude each Designated Lender for all other purposes hereunder except that any Designated Lender which funds a Money Market Loan shall, subject to Section 9.6(d), have the rights (including the rights given to a Bank contained in Section 9.3 and otherwise in Article 9) and obligations of a Bank associated with holding such Money Market Loan.

      "Bank Affiliate" means, (a) with respect to any Bank, (i) an Affiliate of such Bank or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by such Bank or an Affiliate of such Bank and (b) with respect to any Bank that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Bank or by an Affiliate of such investment advisor.

      "Bankruptcy Code" means Title 11 of the United States Code, entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes.

      "Base Rate" means, for any day, a rate per annum equal to the sum of (a) the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Rate for such day plus 0.5% and (b) the respective percentages per annum determined, at any time, based on the range into which the Applicable Credit Rating (if any) then falls, in accordance with the table set forth below.


-----------------------------------------------------------------------
Applicable Credit Rating         Percentage Included in Calculation
(S&P/Moody's)                    of Base Rate Loans (% per annum)
-----------------------------------------------------------------------
BBB/Baa2 or higher                            0.0%
-----------------------------------------------------------------------
BBB-/Baa3                                     0.25%
-----------------------------------------------------------------------
Less than Investment Grade                    0.70%
Rating or no rating
-----------------------------------------------------------------------


In the event that CalWest receives two (2) Applicable Credit Ratings that are not equivalent, the calculation set forth in clause (b) of this definition shall be determined by the lower of such two (2) Applicable Credit Ratings. In the event that CalWest receives more than two (2) Applicable Credit Ratings and such Applicable Credit Ratings are not equivalent, the calculation set forth in clause (b) of this definition shall be determined by the lower of the two (2) highest Applicable Credit Ratings, provided that each of such two (2) highest Applicable Credit Ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's; provided further, that if neither of the two (2) highest Applicable Credit Ratings were issued by S&P or Moody's, the calculation set forth in clause (b) of this definition shall be determined by the higher of the Applicable Credit Ratings from S&P or Moody's.

      "Base Rate Borrowing" means a Borrowing comprised of Base Rate Loans.

      "Base Rate Loan" means a Committed Loan made or to be made by a Bank as a Base Rate Loan in accordance with the applicable Notice of Committed Borrowing, Notice of Interest Rate Election or pursuant to Article VIII.

      "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

      "Borrower" means Cabot Industrial Properties, L.P., a Delaware limited partnership, and its successors.

      "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by one or more of the Banks pursuant to Article II. When categorized with respect to pricing, a Borrowing is a "Domestic Borrowing" if such Loans are Base Rate Loans or Swing Loans, or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans. When categorized with respect to type of Loan under Article II, a Borrowing is a "Committed Borrowing" if such Loans are Committed Loans, a "Swing Borrowing" if such Loans are Swing Loans or a "Money Market Borrowing" if such Loans are Money Market Loans.

      "Bridge Loan" means those certain loans made pursuant to the Loan Agreement dated as of December 5, 2001 between CalWest, Rooster Acquisition Corp., Goldman Sachs Mortgage Company, as Administrative Agent, and the other parties thereto (the "Bridge Loan Agreement") in an aggregate principal amount not to exceed $1.225 billion.

      "Bridge Loan Agreement" has the meaning set forth in the definition of "Bridge Loan".

      "Cabot Trust" means Cabot Industrial Trust, a Maryland real estate investment trust.

      "Cabot Trust Guaranty" means that certain Guaranty of Payment, dated as of the date hereof, made by Cabot Trust to and in favor of the Lead Agent, for the benefit of the Banks, as the same may from time to time hereafter be modified, supplemented or amended.

      "CalWest" means CalWest Industrial Properties, LLC, a California limited liability company.

      "CalWest Guaranty" means that certain Guaranty of Payment, dated as of the date hereof, made by CalWest to and in favor of the Lead Agent, for the benefit of the Banks, as the same may from time to time hereafter be modified, supplemented or amended.

      "Capital Expenditures" means, for any period, without duplication, the sum of all expenditures (whether paid in cash or accrued as a liability) by the Consolidated Businesses which are capitalized on a consolidated balance sheet of the Consolidated Businesses in conformity with GAAP, but less (i) all capital expenditures made with respect to tenant improvements and leasing commissions,
(ii) all capital expenditures made with respect to the acquisition or development by the Consolidated Businesses of any interest in real property and
(iii) capital expenditures made from the proceeds of insurance or condemnation awards (or payments in lieu thereof) or indemnity payments received during such period by the Consolidated Businesses from third parties.

      "Capital Lease Obligations" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP applied on a consistent basis and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP applied on a consistent basis.

      "Cash or Cash Equivalents" means (i) cash, (ii) direct obligations of the United States Government, including, without limitation, treasury bills, notes and bonds, (iii) interest bearing or discounted obligations of Federal agencies and government sponsored entities or pools of such instruments offered by banks rated AA or better by S&P or Aa2 or better by Moody's at the time of acquisition thereof and dealers, including, without limitation, Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified passthrough certificates, Federal National Mortgage Association bonds and notes, and Federal Farm Credit System securities, (iv) time deposits, domestic and Eurodollar certificates of deposit, banker's acceptances, commercial paper rated at least A-1 by S&P and P-1 by Moody's at the time of acquisition thereof, and/or guaranteed by an entity with an Aa2 rating by Moody's, an

AA rating by S&P, or better rated credit at the time of acquisition thereof, floating rate notes, other money market instruments and letters of credit each issued by banks which have a long-term debt rating of at least AA by S&P or Aa2 by Moody's at the time of acquisition thereof, (v) obligations of domestic corporations, including, without limitation, commercial paper, bonds, debentures, and loan participations, each of which is rated at least AA by S&P, and/or Aa2 by Moody's, and/or unconditionally guaranteed by an entity with an AA rating by S&P, an Aa2 rating by Moody's, or better rated credit at the time of acquisition thereof, (vi) obligations issued by states and local governments or their agencies, rated at least MIG-1 by Moody's and/or SP-1 by S&P at the time of acquisition thereof and/or supported by an irrevocable letter of credit of a bank with a long-term debt rating of at least AA by S&P or Aa2 by Moody's at the time of acquisition thereof, (vii) repurchase agreements with major banks and primary government securities dealers fully secured by U.S. Government or agency collateral equal to or exceeding the principal amount on a daily basis and held in safekeeping, (viii) real estate loan pool participations, guaranteed by an entity with an AA rating by S&P or an Aa2 rating by Moody's, or better rated credit at the time of acquisition thereof, and (ix) shares of any mutual fund that has its assets primarily invested in the types of investments referred to in the preceding clauses (i) through (viii).

      "Cash Flow" means, as of the last day of each calendar quarter, an amount equal to (a) net income of the Consolidated Businesses (after deduction of all Property Expenses, other expenses, taxes, distributions to holders of preferred equity interests and other proper charges) for the previous four (4) consecutive calendar quarters, including the quarter then ended, plus (b) depreciation, amortization and all other non-cash charges of the Consolidated Businesses for such period, plus (c) all extraordinary nonrecurring cash items of income (or minus all extraordinary nonrecurring cash items of loss) of the Consolidated Businesses for such period, minus (d) to the extent not already deducted in the determination of net income, cash payments for all taxes paid by the Consolidated Businesses during such period, minus (e) to the extent not already deducted in the determination of net income, all Capital Expenditures and all capital expenditures made with respect to tenant improvements and leasing commissions made by the Consolidated Businesses during such period, minus (f) to the extent not already deducted in the determination of net income, Total Debt Service for such period, all as determined in accordance with GAAP.

      "Closing Date" means the date on which the Lead Agent shall have received the documents specified in or pursuant to Section 3.1 and all conditions in
Section 3.1 shall have been satisfied.

      "CMBS Borrowers" means the special-purpose Subsidiaries of CalWest that are the borrowers under the CMBS Transaction.

      "CMBS Transaction" means the collateralized mortgage-backed securities transaction to be entered into after the Closing Date by a special-purpose Subsidiary of CalWest in order to refinance all of the remaining Debt under the Bridge Loan.

      "Commercial Letter of Credit" means any documentary letter of credit issued by an Issuing Bank pursuant to Section 2A.1 for the account of the Borrower which is drawable upon presentation of documents evidencing the sale or shipment of goods purchased by the Borrower in the ordinary course of its business.

      "Commitment" means, with respect to each Bank, the amount committed by such Bank pursuant to this Agreement with respect to any Loans or Letters of Credit (including participations therein), as such amount may be reduced from time to time pursuant to Section 2.10.

      "Commitment Increase" has the meaning set forth in Section 9.14(b).

      "Committed Loan" means a Loan made or to be made by a Bank pursuant to
Section 2.1(a); provided that, if any such Loan (or portions thereof) is combined with any other such Loan or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be. "Committed Loan" shall also mean a Loan converted from a Swing Loan in accordance with to Section 2.1(b)(ii).

      "Consolidated Businesses" means, collectively, (a) CalWest, Cabot Trust, the Borrower and their respective Consolidated Subsidiaries, and (b) the CMBS Borrowers.

      "Consolidated Subsidiary" means, at any date and as to any specified Person, any Subsidiary or other Person which is consolidated with the specified Person in accordance with GAAP, and shall exclude the CMBS Borrowers.

      "Consolidated Tangible Net Worth" means, at any date, the consolidated stockholders' or partners' equity of the Consolidated Businesses, less their Intangible Assets, all determined in accordance with GAAP as of such date. For purposes of this definition "Intangible Assets" means, with respect to any such intangible assets, the amount (to the extent reflected in determining such consolidated stockholders' or partners' equity) of (i) all write-ups after the date hereof in the book value of any asset owned by the Consolidated Businesses and (ii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

      "Contingent Obligation" as to any Person means, without duplication, (i) any contingent obligation of such Person shown on such Person's balance sheet in accordance with GAAP, and (ii) any obligation disclosed in the footnotes to such Person's financial statements in accordance with GAAP, guarantying partially or in whole any Debt, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any other Person. The amount of any Contingent Obligation described in the preceding clause (ii) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or an operating income guaranty, the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), calculated at the Applicable Interest Rate, through (i) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), and (ii) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of the Borrower and the Guarantors required to be delivered pursuant to Section 5.1 hereof. Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be deemed to be Contingent Obligations unless and until a claim for payment or performance has been made thereunder, at which time any such guaranty of completion shall be deemed to be a Contingent Obligation in an amount equal to any such claim. Subject to the preceding sentence, (y) in the case of a joint and several guaranty given by such Person and another Person (but only to the extent such guaranty is recourse, directly or indirectly to the Borrower or a Guarantor), the amount of the guaranty shall be deemed to be 100% thereof unless and only to the extent that such other Person has delivered Cash or Cash Equivalents to secure all or any part of such Person's guaranteed obligations, and (z) in the case of a guaranty (whether or not joint and several) of an obligation otherwise constituting Debt of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obligation constituting Debt of such Person. Notwithstanding anything contained herein to the contrary, "Contingent Obligations" shall not be deemed to include guarantees of Unused Commitments or of construction loans to the extent the same have not been drawn.

      "Credit Event" has the meaning set forth in Section 3.2.

      "Debt" of any Person means, without duplication, (A) as shown on such Person's consolidated balance sheet (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property and (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (whether or not disbursed in full in the case of a construction loan), (B) the face amount of all letters of credit issued for the account or upon the application of such Person and, without duplication, all unreimbursed amounts drawn thereunder, (C) all guaranties by such Person of Indebtedness of others and other Contingent Obligations of such Person, (D) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements), currency swaps and similar agreements which were not entered into specifically in connection with Debt set forth in clause (A), (B) or (C) above, (E) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (F) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (G) all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (H) all Capital Lease Obligations of such Person, (I) to the extent not otherwise included, all obligations of such Person to purchase or redeem any shares of equity securities issued by such Person, and (J) all obligations of such Person in respect of any so-called "synthetic lease" (i.e., a lease of property which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes). For purposes of this Agreement, Debt (other than Contingent Obligations) of the Consolidated Businesses shall be deemed to include only the Consolidated Businesses' pro rata share (such share being based upon the percentage ownership interest) of the Debt of any Person in which the Consolidated Businesses, directly or indirectly, owns an interest, provided that such Debt is nonrecourse, both directly and indirectly, to the Consolidated Businesses. For the avoidance of doubt, Debt shall not include preferred equity interests in such Person.

      "Declining Bank" has the meaning set forth in Section 9.14(b) hereof.

      "Default" means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Designated Lender" means a special purpose corporation that (i) shall have become a party to this Agreement pursuant to Section 9.6(d), and (ii) is not otherwise a Bank.

      "Designated Lender Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay Money Market Loans made by Designated Lenders, and "Designated Lender Note" means any one of such promissory notes issued under Section 9.6(d) hereof.

      "Designating Lender" has the meaning set forth in Section 9.6(d) hereof.

      "Designation Agreement" means a designation agreement in substantially the form of Exhibit F attached hereto, entered into by a Bank and a Designated Lender and accepted by the Lead Agent.

      "Development Costs" has the meaning set forth in Section 5.8(i)(2) hereof.

      "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

      "Domestic Lending Office" means, as to each Bank, its office located within the United States at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office within the United States as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Lead Agent; provided that no Bank shall be permitted to change its Domestic Lending Office if as a result of such change either (i) pursuant to the provisions of Section 8.1 or Section 8.2, the Borrower would be unable to maintain any Loans as Euro-Dollar Loans or (ii) the Borrower would be required to make any payment to such Bank pursuant to the provisions of Section 8.3 or Section 8.4.

      "Environmental Affiliate" means any partnership, joint venture, trust or corporation in which an equity interest is owned by a Consolidated Business, either directly or indirectly.

      "Environmental Claim" means any notice, claim, demand or similar communication (written or oral) against the Borrower, any of the Environmental Affiliates, or any Indemnitee by any Person alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damage, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or release, caused by the Borrower or any of the Environmental Affiliates, into the environment, of any material amount of Material of Environmental Concern at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation or alleged violation, by the Borrower or any of the Environmental Affiliates, of any Environmental Law, in each case which would reasonably be expected to have a Material Adverse Effect.

      "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to Releases of Materials of Environmental Concern into the environment, including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Material of Environmental Concern or hazardous wastes or the cleanup or other remediation thereof.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

      "ERISA Group" means the Consolidated Businesses and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any of the Consolidated Businesses, are treated as a single employer under Section 414 of the Internal Revenue Code.

      "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

      "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Lead Agent; provided that no Bank shall be permitted to change its Euro-Dollar Lending Office if as a result of such change either (i) pursuant to the provisions of Section 8.1 or Section 8.2, the Borrower would be unable to maintain any Loans as Euro-Dollar Loans or (ii) the Borrower would be required to make any payment to such Bank pursuant to the provisions of Sections 8.3 or
Section 8.4.

      "Euro-Dollar Loan" means a Committed Loan made or to be made by a Bank as a Euro-Dollar Loan in accordance with the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

      "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.6(c).

      "Event of Default" has the meaning set forth in Section 6.1.

      "Extension Date" has the meaning set forth in Section 2.8(b).

      "Extension Fee" means a fee in an amount equal to twenty basis points (0.20%) due and payable on the aggregate amount of the continuing Commitments on the date the Maturity Date is extended pursuant to the terms of Section 2.8(b) hereof.

      "Extension Notice" has the meaning set forth in Section 2.8(b).

      "Extension Option" has the meaning set forth in Section 2.8(b).

      "Facility" means the revolving credit facility established pursuant to this Agreement.

      "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the

Domestic Business Day next succeeding such day; provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to JPMorgan Chase Bank on such day for such transactions as determined by the Lead Agent.

      "Federal Reserve Board" means the Board of Governors of the Federal Reserve System as constituted from time to time.

      "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

      "FMV Cap Rate" means 9.25% per annum.

      "GAAP" means generally accepted accounting principles recognized as such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

      "Governmental Authority" means any Federal, state or local government or any other political subdivision thereof or agency exercising executive, legislative, judicial, regulatory or administrative functions having jurisdiction over the Borrower or any Real Property Asset.

      "Guarantors" means (i) Cabot Trust, (ii) CalWest, (iii) the Subsidiary Guarantors, and the successors of each of the foregoing.

      "Guaranties" means, collectively, the Subsidiary Guaranty, the CalWest Guaranty, and the Cabot Trust Guaranty, each individually, a "Guaranty".

      "Indemnitee" has the meaning set forth in Section 9.3(b).

      "Initial Commitments" means the Commitments existing as of the Closing Date which in the aggregate shall be equal to the Maximum Facility Amount as of the Closing Date.

      "Interest Period" means: (1) With respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing specified in the applicable Notice of Committed Borrowing or the date of continuation or conversion specified in the applicable Notice of Interest Rate Election, as the case may be, and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Committed Borrowing or in the applicable Notice of Interest Rate Election; provided that:

           (a) any such Interest Period that would otherwise end on a day that is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

           (b) any such Interest Period that begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;

           (c) if any such Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.9 but does not end on such date, then, without affecting the Borrower's liability under Section 2.12 for any sums which, but for the application of this subsection (c) would be due from the Borrower, (i) the principal amount (if any) of each Euro-Dollar Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above; and

           (d) any such Interest Period that would otherwise end after the Maturity Date shall end on the Maturity Date.

(2) With respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing specified in the applicable Notice of Committed Borrowing or Notice of Interest Rate Election and ending on the last Domestic Business Day of the calendar quarter in which such Borrowing was made, or, if earlier, the Maturity Date or the date of prepayment of such Borrowing; provided that if any such Interest Period would end on a day other than a Domestic Business Day, such Interest Period shall be extended to the next succeeding Domestic Business Day.

(3) With respect to each Money Market LIBOR Loan, the period commencing on the date of such Borrowing specified in the applicable Notice of Money Market Borrowing and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Money Market Borrowing in accordance with Section 2.1(c); provided that:

           (a) any such Interest Period that would otherwise end on a day that is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

           (b) any such Interest Period that begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;

           (c) if any such Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.9 but does not end on such date, then, without affecting the Borrower's liability under Section 2.12 for any sums which, but for the application of this subsection (c) would be due from the Borrower, (i) the principal amount (if any) of each Money Market LIBOR Loan required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder (if any) of each such Money Market LIBOR Loan shall have an interest Period determined as set forth above; and

           (d) any such Interest Period that would otherwise end after the Maturity Date shall end on the Maturity Date.

(4) With respect to each Money Market Absolute Rate Loan, the period commencing on the date of such Borrowing specified in the applicable Notice of Money Market Borrowing and ending such number of days thereafter (but not less than fourteen
(14) days or more than one hundred eighty (180) days) as the Borrower may elect in the applicable Notice of Money Market Borrowing in accordance with Section 2.1(c); provided that:

           (a) any such Interest Period that would otherwise end on a day that is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

           (b) if any such Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.9 but does not end on such date, then (i) the principal amount (if any) of each Money Market Absolute Rate Loan required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder (if any) of each such Money Market Absolute Rate Loan shall have an Interest Period determined as set forth above; and

           (c) any such Interest Period that would otherwise end after the Maturity Date shall end on the Maturity Date.

      "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

      "Investment" means, with respect to any Person, (i) any purchase or other acquisition by that Person of Securities, or of a beneficial interest in Securities, issued by any other Person, (ii) any purchase by that Person of all or substantially all of the assets of a business conducted by another Person,
(iii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business) or capital contribution by that Person to any other Person, including all Debt to such Person arising from a sale of property by such Person other than in the ordinary course of its business, and (iv) any purchase or other acquisition by that Person of real property, whether directly or indirectly. The amount of any Investment shall be the original cost of such Investment (together with all capital improvement costs thereafter paid with respect to such Investment), without any adjustments for increases or decreases in value or write-ups, write-downs or write-offs with respect to such Investment.

      "Investment Grade Rating" means a rating for a Person's senior long-term unsecured debt of BBB- or better from S&P, a rating of Baa3 or better from Moody's, or a rating equivalent to the foregoing from another Rating Agency.

      "Invitation for Money Market Quotes" has the meaning set forth in Section 2.1(c).

      "Issuing Bank" means JPMorgan Chase Bank, or with the consent of the Borrower and the Lead Agent, another Bank.

      "Lead Agent" means JPMorgan Chase Bank in its capacity as Lead Agent for the Banks hereunder, and its successors in such capacity.

      "Letter of Credit" means any Commercial Letter of Credit or Standby Letter of Credit.

      "Letter of Credit Fee" has the meaning set forth in Section 2.7.

      "Letter of Credit Obligations" means, at any particular time, the sum of
(i) all outstanding Reimbursement Obligations, and (ii) the aggregate undrawn face amount of all outstanding Letters of Credit, and (iii) the aggregate face amount of all Letters of Credit requested by the Borrower but not yet issued.

      "Letter of Credit Reimbursement Agreement" means, with respect to a Letter of Credit, such form of application therefor and form of reimbursement agreement therefor (whether in a single or several documents, taken together) as an Issuing Bank may employ in the ordinary course of business for its own account, with such modifications thereto as may be agreed upon by such Issuing Bank and the Borrower and as are not materially adverse (in the judgment of such Issuing Bank and the Lead Agent) to the interests of the Banks; provided, however, in the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and the terms of this Agreement, the terms of this Agreement shall control.

      "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to
Section 2.1(c).

      "Lien" means, with respect to any asset, any mortgage, lien, pledge, negative pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, each of the Consolidated Businesses shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

      "Loan" means a Base Rate Loan, a Euro-Dollar Loan, a Committed Loan, a Swing Loan or a Money Market Loan, and "Loans" means Base Rate Loans, Euro-Dollar Loans, Committed Loans, Swing Loans or Money Market Loans, or, in either case, any combination of the foregoing.

      "Loan Documents" means this Agreement, the Notes, the Guaranties and any related documents.

      "London Interbank Offered Rate" has the meaning set forth in Section
2.6(c).

      "Mandatory Prepayment Event" has the meaning set forth in Section 2.9.

      "Margin Stock" shall have the meaning provided such term in Regulation U of the Federal Reserve Board.

      "Material Adverse Effect" means a material adverse effect upon (i) the business, operations, properties or assets of the Borrower or a Guarantor or
(ii) the ability of the Borrower or a Guarantor to perform its obligations hereunder or under its respective Guaranty in all material respects, including to pay interest and principal.

      "Material Plan" means at any time a Plan having aggregate Unfunded Liabilities in excess of $5,000,000.

      "Material of Environmental Concern" means and includes pollutants, contaminants, hazardous wastes, and hazardous substances, including petroleum, its derivatives, by-products and other hydrocarbons.

      "Maturity Date" has the meaning set forth in Section 2.8.

      "Maximum Facility Amount" means from time to time the lesser of (i) the aggregate of all Commitments, as such Commitments may be reduced at the Borrower's option pursuant to Section 2.10 hereof, and (ii) Three Hundred Million Dollars ($300,000,000), subject to adjustment in accordance with the provisions of Section 9.14 hereof.

      "Minority Holdings" means partnerships, limited liability companies and corporations, equity interests in which are held or owned by the Borrower or a Guarantor, which are not consolidated with the Borrower or such Guarantor on their consolidated financial statements.

      "Money Market Absolute Rate" has the meaning set forth in Section 2.1(c).

      "Money Market Absolute Rate Loan" means a loan made or to be made by a Bank pursuant to an Absolute Rate Auction.

      "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Lead Agent; provided that any Bank may from time to time by notice to the Borrower and the Lead Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

      "Money Market LIBOR Loan" means a loan made or to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 2.1(c)).

      "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

      "Money Market Margin" has the meaning set forth in Section 2.1(c).

      "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.1(c).

      "Money Market Quote Request" has the meaning set forth in Section 2.1(c).

      "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

      "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five (5) year period.

      "Net Offering Proceeds" means all cash or other assets received by any of the Consolidated Businesses after the date hereof as a result of the sale of common shares of beneficial interest, preferred shares of beneficial interest, partnership interests, limited liability company interests, or other ownership or equity interests in any of the Consolidated Businesses (or evidence of indebtedness of any of the Consolidated Businesses convertible into any of the foregoing) less customary costs and discounts of issuance paid by any of the Consolidated Businesses, as the case may be.

      "Net Operating Income" means, as of any date of determination with respect to any Real Property Asset, Property Income for the previous four (4) consecutive quarters (unless otherwise herein provided), including the quarter then ended, but less Property Expenses for the previous four (4) consecutive quarters (unless otherwise herein provided), including the quarter then ended; provided, however, that if the date of determination is less than sixty (60) days after the last day of the preceding quarter and the Borrower has not submitted to the Lead Agent the reports required under Section 5.1(a) or 5.1(b) hereof (as applicable) for such preceding quarter, then, in determining Net Operating Income, Property Income and Property Expenses for the immediately preceding quarter shall not be included and Net Operating Income shall be determined from Property Income and Property Expenses for the four (4) quarters prior to such immediately preceding quarter.

      "New Acquisitions" has the meaning set forth in Section 5.14.

      "Non-Recourse Debt" means Debt of the Consolidated Businesses for which the right of recovery of the obligee thereof is limited to recourse against the Real Property Assets securing such Debt (subject to such limited exceptions to the non-recourse nature of such Debt such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such Debt).

      "Notes" means, collectively, the promissory notes of the Borrower, substantially in the form of Exhibit A hereto with respect to the Swing Lender, the Designated Lenders and any other Bank, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

      "Notice of Borrowing" means a "Notice of Committed Borrowing" (as defined in Section 2.2), a "Notice of Swing Borrowing" (as defined in Section 2.2) or a "Notice of Money Market Borrowing" (as defined in Section 2.1(c)).

      "Notice of Interest Rate Election" has the meaning set forth in Section 2.14(a).

      "Obligations" means all obligations, liabilities and indebtedness of every nature of the Borrower and the Guarantors, from time to time owing to any Bank or all Banks, as the case may be, under or in connection with this Agreement or any other Loan Document, including, without limitation, (i) the outstanding principal amount of the Committed Loans and Swing Loans at such time, plus (ii) the outstanding principal amount of any Money Market Loans at such time, plus
(iii) the Reimbursement Obligations.

      "Outstanding Balance" means the aggregate outstanding and unpaid principal balance of all Loans and Letter of Credit Obligations.

      "Parent" means, with respect to any Bank, any Person controlling such Bank.

      "Participant" has the meaning get forth in Section 9.6(b).

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "Permitted Liens" means: (a) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds, completion bonds, government contracts or other obligations of a like nature, including Liens in connection with workers, compensation, unemployment insurance and other types of statutory obligations or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Debt) and other similar obligations incurred in the ordinary course of business; (b) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (c) Liens on property of the Borrower, a Guarantor or any Subsidiary thereof in favor of the Federal or any state government to secure certain payments pursuant to any contract, statute or regulation (other than Liens arising from any Environmental Claim); (d) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights of way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower, a Guarantor or any Subsidiary thereof and which do not materially detract from the value of the property to which they attach or materially impair the use thereof by the Borrower, such Guarantor or any Subsidiary thereof; (e) nonconsensual Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other Liens imposed by law and arising in the ordinary course of business, for sums not then due and payable (or which, if due and payable, are being contested in good faith and with respect to which adequate reserves are being maintained to the extent required by GAAP); (f) Liens (other than Liens securing Debt for borrowed money) not otherwise permitted by this definition and incurred in the ordinary course of business of any or all of the Borrower, the Guarantors or any Subsidiary thereof with respect to obligations which do not exceed $1,000,000 in principal amount in the aggregate at any one time outstanding; (g) the interests of lessees and lessors under leases of real or personal property made in the ordinary course of business which would not reasonably be expected to have a Material Adverse Effect; (h) to the extent required under the Bridge Loan Agreement, liens on the stock or other membership interests of Cabot Trust and CalWest to secure the Bridge Loan; and (i) the negative pledge set forth in Section 6.1 of the Bridge Loan Agreement, if then effective, so long as the Consolidated Businesses have also granted such negative pledge to the Banks as provided in Section 5.16(b) hereof.

      "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five (5) years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

      "Prime Rate" means the rate of interest publicly announced by JPMorgan Chase Bank in New York City from time to time as its prime rate.

      "Property Expenses" means, when used with respect to any Real Property Asset, the costs of maintaining such Real Property Asset which are the responsibility of the owner thereof and that are not paid directly by any tenant thereof, including, without limitation, expenses for taxes, insurance, management, repairs and maintenance, provided that if such tenant is more than sixty (60) days in arrears in the payment of base or fixed rent, then any such costs payable by such tenant will also constitute "Property Expenses", but excluding depreciation, amortization and interest costs. Notwithstanding the foregoing, in determining Property Expenses, management fees shall be deemed to be equal to the greater of (i) the actual management fees payable with respect to the Real Property Assets and (ii) management fees in an amount equal to 1.75% of Property Income for the period in question.

      "Property Income" means, when used with respect to any Real Property Asset, cash rents and other cash revenues received in the ordinary course therefrom, including, without limitation, revenues from any parking leases, proceeds of rental loss insurance (amortized over the period to which such proceeds relate if received as a lump-sum payment), and lease termination fees amortized in a monthly amount equal to the gross rent payable under the applicable lease over a period equal to the shorter of (a) the period from the date of receipt until the date such funds are fully amortized and (b) the period from the date of receipt until the date that the space under the applicable lease is re-leased and the tenant thereunder is paying rent, with any unamortized funds remaining at the end of such period immediately becoming Property Income, but excluding prepaid rents and revenues and security deposits, except to the extent applied in satisfaction of tenants' obligations for rent.

      "Rating   Agencies"   means,   collectively,   S&P,  Moody's  and  Fitch
Investors Services, Inc., or any successor to the foregoing.

      "Real Property Assets" means, as of any time, the real property assets owned directly or indirectly by the Borrower or a Guarantor at such time.

      "Recourse Debt" shall mean Debt of the Consolidated Businesses that is not Non-Recourse Debt.

      "Refunded Swing Loan" has the meaning set forth in Section 2.1(b).

      "Regulation U" means Regulation U of the Federal Reserve Board, as in effect from time to time.

      "Reimbursement     Date"    has    the     meaning    set    forth    in
Section 2A.1(d)(i)(A).

      "Reimbursement Obligations" means the aggregate non-contingent reimbursement or repayment obligations of the Borrower with respect to amounts drawn under Letters of Credit.

      "Release" means any release, spill, emission, leaking, pumping, pouring, dumping, emptying, deposit, discharge, leaching or migration.

      "Required Banks" means, at any time, Banks having more than 66 2/3% of the aggregate amount of the Commitments (provided that, in the event any of the Banks shall have failed to fund its pro rata share of any Loan requested by the Borrower which such Bank is obligated to fund under the terms of this Agreement and any such failure has not been cured as provided in Section 2.3, then for so long as such failure continues, "Required Banks" means Banks (excluding all Banks whose failure to fund their respective pro rata shares of such Loans have not been so cured) having Commitments representing more than 66 2/3% of the sum of the total Commitments of such Banks at such time); or, if the Commitments shall have been terminated, Banks holding Notes evidencing more than 66 2/3% of the aggregate unpaid principal amount of the Loans.

      "Required Occupancy Level" means, with respect to any Unencumbered Asset Pool Property, that no less than an average of 85% of the rentable square feet of such Unencumbered Asset Pool Property is occupied by tenants pursuant to written leases for which no material default has occurred beyond any applicable notice and cure periods.

      "Requirements" means all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements of every Governmental Authority having jurisdiction over any Real Property Asset and all restrictive covenants applicable to any Real Property Asset.

      "Secured Debt" means Debt of a Person which is secured by a Lien.

      "Securities" means any stock, shares, voting trust certificates, partnership interests, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities", including, without limitation, any "security" as such term is defined in Section 8-102 of the Uniform Commercial Code, or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include the Notes or any other evidence of the Obligations.

      "Separate Parcel" means a Real Property Asset that is a single, legally subdivided, separately zoned parcel that can be legally transferred or conveyed separate and distinct from any other Real Estate Asset without benefit of any other Real Estate Asset.

      "Solvent" means, with respect to any Person, that the fair saleable value of such Person's assets exceeds the Debts of such Person.

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

      "Standby Letter of Credit" means any letter of credit issued by an Issuing Bank pursuant to Section 2A.1 for the account of the Borrower, which is not a Commercial Letter of Credit.

      "Subsequent Additional Commitment Amount" has the meaning set forth in
Section 9.14(a).

      "Subsequent Additional Commitment Notice" has the meaning set forth in
Section 9.14(a).

      "Subsequent Additional Commitments" has the meaning set forth in Section 9.14(a).

      "Subsidiary" means any corporation or other entity of which securities or other ownership interests representing either (i) ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) a majority of the economic interest therein, are at the time directly or indirectly owned by the Borrower or the Guarantors, as applicable.

      "Subsidiary Guarantors" means those Subsidiaries listed on Schedule G hereto and those additional Subsidiaries that may hereafter become parties to the Guaranty pursuant to Section 5.20(a) or otherwise, but in any event excluding the CMBS Borrowers.

      "Subsidiary Guaranty" means that certain Guaranty of Payment, dated as of the date hereof, made by the Subsidiary Guarantors to and in favor of the Lead Agent, for the benefit of the Banks, in the form of Exhibit G hereto, as the same may from time to time hereafter be modified, supplemented or amended.

      "Swing Lender" means JPMorgan Chase Bank, in its capacity as the Swing Lender under the Swing Loan facility described in Section 2.1(b), and its successors in such capacity.

      "Swing Loan" means a Loan made by the Swing Lender pursuant to Section 2.1(b).

      "Swing Loan Commitment" means the lesser of (a) $15,000,000 and (b) the aggregate amount of the unused Commitments, as such amount may be reduced from time to time pursuant to Section 2.10.

      "Swing Loan Refund Amount" has the meaning set forth in Section
2.1(b)(ii).

      "Syndication Expiration Date" has the meaning set forth in Section 9.14(a) hereof.

      "Tangible FMV" means the sum of:

           (t) with respect to Real Property Assets owned by any of the Consolidated Businesses for a period of at least four (4) calendar quarters, the quotient of Net Operating Income with respect to Real Property Assets (and the Consolidated Businesses' pro rata share of net operating income from the real property assets of any Minority Holdings of Consolidated Businesses) determined as of the last day of the previous calendar quarter for the previous four (4) consecutive quarters, less replacement reserves of $.20 per square foot per annum for each Real Property Asset (and the Consolidated Businesses' pro rata share of replacement reserves for the real property assets of any Minority Holdings of the Consolidated Businesses), divided by the FMV Cap Rate, and

           (u) with respect to Real Property Assets owned by any of the Consolidated Businesses for a period of less than four (4) calendar quarters and more than one (1) calendar quarter, the lesser of (i) the quotient of Net Operating Income with respect to Real Property Assets (and the Consolidated Businesses' pro rata share of net operating income from the real property assets of any Minority Holdings of the Consolidated Businesses) determined as of the last day of the previous calendar quarter, on an annualized basis, less replacement reserves of $.20 per square foot per annum for each Real Property Asset (and the Consolidated Businesses' pro rata share of replacement reserves for the Real Property Assets of any Minority Holdings of the Consolidated Businesses), divided by the FMV Cap Rate, and (ii) the purchase price actually paid by the applicable Consolidated Businesses for such Real Property Assets (and the Consolidated Businesses' pro rata share of the purchase price actually paid for the real property assets of any Minority Holdings of the Consolidated Businesses), and

           (v) with respect to Real Property Assets owned by any of the Consolidated Businesses for a period of less than one (1) calendar quarter, the purchase price actually paid by the applicable Consolidated Businesses for such Real Property Assets (and the Consolidated Businesses' pro rata share of the purchase price actually paid for the real property assets of any Minority Holdings of Consolidated Businesses), and

           (w) with respect to Real Property Assets on which construction has commenced or is scheduled to commence within three (3) months, but with respect to which no certificate of occupancy has been obtained, that are owned by the Consolidated Businesses, the actual cost basis to the Consolidated Businesses of such Real Property Assets (and the Consolidated Businesses' pro rata share of the actual cost basis for the real property assets of any Minority Holdings of Consolidated Businesses), and

           (x)  the book value of Unimproved Land not included within clause
(w) of this definition, which book value shall be limited to five percent (5%) of Tangible FMV, and

           (y) with respect to any guaranty by CalWest of the obligations of CalSmart, LLC in connection with the financing of certain assets of CalSmart, LLC for which CalWest has the unconditional entitlement to receive the assets subject to such financing if CalWest makes payment on such guaranty pursuant to documentation reasonably satisfactory to the Lead Agent (the "CalSmart Guaranties"), the lesser of (i) the amount of the obligations covered by the CalSmart Guaranties and (ii) the book value of the assets subject to such financing, which amount or book value shall be limited to five percent (5%) of Tangible FMV, and

           (z) Cash or Cash Equivalents of the Consolidated Businesses as of the date of determination, excluding Cash or Cash Equivalents received as lease termination payments to the extent the same are recognized and included as Property Income.

      "Target Facility Amount" has the meaning set forth in Section 9.14(a) hereof.

      "Term" has the meaning set forth in Section 2.8.

      "Title Company" means a title insurance company of recognized national standing.

      "Total Debt Ratio" means the ratio, as of the date of determination, of
(i) the sum of (x) the aggregate Debt of the Consolidated Businesses and (y) the Consolidated Businesses' pro rata share of the Debt of any Minority Holdings of the Consolidated Businesses, without duplication, to (ii) the Tangible FMV of the Consolidated Businesses.

      "Total Debt Service" shall mean, as of the last day of each calendar quarter, an amount equal to the sum of (i) all interest (whether accrued, paid or capitalized) actually payable by the Consolidated Businesses on their respective Debt for the previous four (4) consecutive quarters (other then capitalized interest actually paid from a reserve fund established for such purpose in connection with such Debt), including the quarter then ended, plus
(ii) scheduled payments of principal on such Debt, whether or not paid by the Consolidated Businesses (excluding balloon or similar payments), for the previous four (4) consecutive quarters, including the quarter then ended.

      "Total Fixed Charges" shall mean, as of the last day of each calendar quarter, the sum of (i) Total Debt Service, (ii) Capital Expenditures made by the Consolidated Businesses during the previous four consecutive quarters (including the quarter then ended) and (iii) dividends and distributions paid or made by the Consolidated Businesses on their respective preferred equity interests during the previous four consecutive quarters (including the quarter then ended).

      "Treasury Rate" means, as of any date, a rate equal to the annual yield to maturity on the U.S. Treasury Constant Maturity Series with a ten (10) year maturity, as such yield is reported in Federal Reserve Statistical Release H.15 -- Selected Interest Rates, published most recently prior to the date the applicable Treasury Rate is being determined. Such yield shall be determined by straight line linear interpolation between the yields reported in Release H.15, if necessary. In the event Release H.15 is no longer published, the Lead Agent shall select, in its reasonable discretion, an alternate basis for the determination of Treasury yield for U.S. Treasury Constant Maturity Series with ten (10) year maturities.

      "Unencumbered Asset Pool Net Operating Cash Flow" means, as of any date of determination with respect to the Unencumbered Asset Pool Properties as of such date of determination, Property Income with respect to the Unencumbered Asset Pool Properties for the previous four (4) consecutive quarters (except as provided below), including the quarter then ended, but less (x) Property Expenses with respect to the Unencumbered Asset Pool Properties for the previous four (4) consecutive quarters (except as provided below), including the quarter then ended, and (y) Capital Expenditures on Unencumbered Asset Pool Properties for the previous four (4) consecutive quarters, including the quarter then ended; provided, however, that if the date of determination is less than sixty
(60) days after the last day of the preceding quarter and the Borrower has not submitted to the Lead Agent the reports required under Section 5.1(a) or 5.1(b) hereof (as applicable) for such preceding quarter, then, in determining Unencumbered Asset Pool Net Operating Cash Flow, the Property Income, Property Expenses and Capital Expenditures for the immediately preceding quarter shall not be included, and Unencumbered Asset Pool Net Operating Cash Flow shall be determined from Property Income, Property Expenses and Capital Expenditures for the four (4) quarters prior to such immediately preceding quarter.

      "Unencumbered Asset Pool Properties" means, as of any date of determination, any income-producing Real Property Asset listed on Schedule U attached hereto and made a part hereof, as updated by the Borrower from time to time, and which (a) is an industrial property located in the United

States which has been improved with a building for which a certificate of occupancy has been issued (where available) or which is otherwise being lawfully occupied for its intended uses, (b) is 100% owned in fee (or leasehold under a mortgageable ground lease having a remaining term of at least thirty (30) years) by the Borrower or a Guarantor, (c) is not subject to any Lien (other than Permitted Liens) and (d) has not been subject to an event or occurrence which would have a Material Adverse Effect.

      "Unencumbered Asset Pool Properties Value" means, as of any date of determination, the sum of:

           (i) with respect to the Unencumbered Asset Pool Properties owned by the Borrower or a Guarantor as of such date of determination for a period of at least four (4) calendar quarters, the quotient of (x) Net Operating Income with respect to the Unencumbered Asset Pool Properties less replacement reserves of $.20 per square foot per annum for each such Unencumbered Asset Pool Property and (y) the FMV Cap Rate,

           (ii) with respect to Unencumbered Asset Pool Properties owned by the Borrower or a Guarantor as of such date of determination for a period of less than four (4) calendar quarters and more than one (1) calendar quarter the lesser of (A) the quotient of (x) Net Operating Income with respect to the Unencumbered Asset Pool Properties on an annualized basis based upon Net Operating Income for the period of such Person's ownership of the Unencumbered Asset Pool Property in question less replacement reserves of $.20 per square foot per annum for each such Unencumbered Asset Pool Property and (y) the FMV Cap Rate and (B) the purchase price actually paid by the Borrower or such Guarantor (as applicable) for such Unencumbered Asset Pool Property, and

           (iii) with respect to Unencumbered Asset Pool Properties owned by the Borrower or a Guarantor as of such date of determination for a period of less than one (1) calendar quarter, the purchase price actually paid by the Borrower or a Guarantor (as applicable) for such Unencumbered Asset Pool Property.

      "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

      "Unimproved Land" means real property consisting of raw land which is unimproved by buildings and does not generate any rental income or other income for the owner thereof.

      "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

      "Unsecured Debt" means all Debt which is not secured by a Lien.

      "Unsecured Debt Ratio" means, as of any date of determination, the ratio (expressed as a percentage) of the aggregate amount of Unsecured Debt of the Consolidated Businesses outstanding as of such date of determination to the Unencumbered Asset Pool Properties Value as of such date of determination.

      "Unsecured Interest Expense" means the higher of (a) all interest (whether accrued, paid or capitalized) actually payable by the Consolidated Businesses on their respective Unsecured Debt for the previous four (4) consecutive quarters (other then capitalized interest actually paid from a reserve fund established for such purpose in connection with such Debt), including the quarter then ended, and (b) interest payable on the average outstanding principal amount of Unsecured Debt during the previous four (4) consecutive quarters, including the quarter then ended, using an interest rate equal to the greater of (i) seven percent (7%) and (ii) the actual rate of interest in effect with respect to such Outstanding Balance as of the last day of such quarter.

      SECTION 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes with which the Borrower's independent public accountants concur) with the most recent audited consolidated financial statements of the Borrower delivered to the Lead Agent and the Banks; provided that, if the Borrower notifies the Lead Agent and the Banks that the Borrower wishes to amend any covenant in Article V to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Lead Agent notifies the Borrower that the Required Banks wish to amend Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

      SECTION 1.3. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article II (including any Swing Loan made solely by the Swing Lender) on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement (i) by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" or a "Base Rate Borrowing") or
(ii) by reference to the provisions of Article II under which participation therein is determined (e.g., a "Committed Borrowing" under Section 2.1(a), a "Swing Borrowing" under Sections 2.1(b) and 2.3, or a "Money Market Borrowing" under Section 2.1(c).

      SECTION 1.4. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof' and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

                                   ARTICLE II.

                                   THE CREDITS

      SECTION 2.1.  Loans.
                    -----

      (a) Committed Loans. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Committed Loans to the Borrower pursuant to this Section 2.1(a) from time to time during the Term in amounts such that (i) the sum of the aggregate principal amount of the Committed Loans by such Bank and the Letter of Credit Obligations owing to such Bank at any one time outstanding shall not exceed the amount of its Commitment and (ii) the Outstanding Balance shall not at any time exceed the Available Facility. Each Committed Borrowing under this Section 2.1(a) shall be in an aggregate principal amount of at least $2,000,000 for Euro-Dollar Loans and $1,000,000 for Base Rate Loans and shall be made from the several Banks ratably in proportion to their respective Commitments. Subject to the limitations set forth herein, any amounts repaid may be reborrowed.

      Notwithstanding anything to the contrary herein, the combined number of Committed Borrowings and Swing Borrowings in any given thirty (30) day period shall be limited to three (3), and there shall be no more than seven (7) Euro-Dollar Borrowings outstanding at any one time pursuant to this Agreement.

      (b)  Swing Loans.
           -----------

           (i) Basic Terms. During the Term, the Swing Lender agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section 2.1(b)(i) from time to time in amounts such that (A) the aggregate principal amount of Swing Loans does not at any time exceed the Swing Loan Commitment, and (B) the Outstanding Balance does not exceed the Available Facility. Each Borrowing under this Section 2.1(b)(i) shall be in an aggregate principal amount of at least $2,000,000 (except that any such Borrowing may be in the aggregate available amount of Swing Loans determined in accordance with the immediately preceding sentence). Within the foregoing limits, the Borrower may borrow under this
      Section 2.1(b)(i), repay or, to the extent permitted by Section 2.10, prepay Swing Loans and reborrow at any time during the Term under this
      Section 2.1(b)(i). Notwithstanding anything to the contrary contained herein, the Swing Lender shall not without the consent of the Required Banks make a Swing Loan after the occurrence and during the continuance of an Event of Default.

           (ii) Conversion of Swing Loans to Committed Loans. The Swing Lender shall, on behalf of the Borrower (which hereby irrevocably directs the Swing Lender to act on its behalf), on notice given by the Swing Lender no later than 12:00 noon (New York City time), on the Domestic Business Day on or immediately following the funding of any Swing Loan, request each Bank to make, and each Bank hereby agrees to make, a Base Rate Loan, in an amount (with respect to each Bank, its "Swing Loan Refund Amount") equal to such Bank's ratable share of the aggregate Commitments with respect to the aggregate principal amount of the Swing Loans (the "Refunded Swing Loans") outstanding on the date of such notice, to repay the Swing Lender. Unless any of the events described in clause (f) or (g) of Section 6.1 with respect to the Borrower shall have occurred and be continuing (in which case the procedures of Section 2.1(b)(iii) shall apply), each Bank shall make such Base Rate Loan available to the Lead Agent at its address specified in or pursuant to Section 9.1 in immediately available funds, not later than 1:00 P.M. (New York City time), on the Domestic Business Day immediately following the date of such notice. The Lead Agent shall pay the proceeds of such Base Rate Loans to the Swing Lender, which shall immediately apply such proceeds to repay Refunded Swing Loans. Effective on the day such Base Rate Loans are made, the portion of the Swing Loans so paid shall no longer be outstanding as Swing Loans, shall no longer be due as Swing Loans under the Note held by the Swing Lender, and shall be due as Base Rate Loans under the respective Notes issued to the Banks (including the Swing Lender) in accordance with their ratable share of the aggregate Commitments. The Borrower authorizes the Swing Lender to charge the Borrower's accounts with the Lead Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Loans to the extent amounts received from the Banks are not sufficient to repay in full such Refunded Swing Loans.

           (iii) Purchase of Participations in Swing Loans. If, prior to the time Loans would have otherwise been made pursuant to Section 2.1(b)(ii), one of the events described in clause (f) or (g) of Section 6.1 with respect to the Borrower shall have occurred and be continuing, each Bank shall, on the date such Loans were to have been made pursuant to the notice referred to in Section 2.1(b)(ii) (the "Refunding Date"), purchase an undivided participating interest in the Swing

      Loans in an amount equal to such Bank's Swing Loan Refund Amount. On the Refunding Date, each Bank shall transfer to the Swing Lender, in immediately available funds, such Bank's Swing Loan Refund Amount, and upon receipt thereof the Swing Lender shall deliver to such Bank a Swing Loan participation certificate dated the date of the Swing Lender's receipt of such funds and in the Swing Loan Refund Amount of such Bank.

           (iv) Payments on Participated Swing Loans. Whenever, at any time after the Swing Lender has received from any Bank such Bank's Swing Loan Refund Amount pursuant to Section 2.1(b)(iii), the Swing Lender receives any payment on account of the Swing Loans in which the Banks have purchased participations pursuant to Section 2.1(b)(iii), the Swing Lender will promptly distribute to each such Bank its ratable share (determined on the basis of the Swing Loan Refund Amounts of all of the Banks) of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Lender is required to be returned, such Bank will return to the Swing Lender any portion thereof previously distributed to it by the Swing Lender.

           (v) Obligations to Refund or Purchase Participations in Swing Loans Absolute. Each Bank's obligation to transfer the amount of a Loan to the Swing Lender as provided in Section 2.1(b)(ii) or to purchase a participating interest pursuant to Section 2.1(b)(iii) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (A) any setoff, counterclaim, recoupment, defense or other right which such Bank, the Borrower or any other Person may have against the Swing Lender or any other Person, other than the Swing Lender's gross negligence or willful misconduct in connection with making any such Swing Loan, (B) the occurrence or continuance of a Default or an Event of Default or the termination or reduction of the Commitments,
      (C) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person, (D) any breach of this Agreement by the Borrower, any other Bank or any other Person, or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

      (c)  Money Market Loans.
           ------------------

           (i) The Money Market Option. In addition to Committed Loans pursuant to Section 2.1(a) and Swing Loans pursuant to Section 2.1(b), the Borrower may, as set forth in this Section 2.1(c), request the Banks at any time or from time to time during the Term so long as the Applicable Credit Rating from Moody's or S&P is an Investment Grade Rating to make offers to make Money Market Loans to the Borrower, not to exceed (1) in the aggregate for all Money Market Loans (after giving effect to any such requested Loan), fifty percent (50%) of the Maximum Facility Amount and
      (2) after giving effect to any such requested Loan, the Available Facility less the Outstanding Balance (excluding any Loans or any portion thereof to be repaid from the proceeds of such Money Market Loans). The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.1(c).

           (ii) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section 2.1(c), it shall transmit to the Lead Agent by facsimile transmission a request for Money Market Quotes substantially in the form of Exhibit C hereto (each, a "Money Market Quote Request") so as to be received not later than 11:00 A.M. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction specifying:

                  (A) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction;

                  (B) the aggregate amount of such Borrowing, which shall be $5,000,000 or a larger integral multiple of $500,000;

                  (C) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period;

                  (D) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate;

                  (E) whether a Bank may designate a Designated Lender in connection with such Money Market Loan; and

                  (F) that no Default or Event of Default has occurred and is continuing or would result therefrom.

      The Borrower may request offers to make Money Market Loans for up to three Interest Periods in a single Money Market Quote Request. No Money Market Quote Request shall be given within five (5) Euro-Dollar Business Days (or such other number of days as the Borrower and the Lead Agent may agree) of any other Money Market Quote Request.

           (iii) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, but no later than 1:00 p.m. (New York City time) on (i) the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction, or (ii) the Domestic Business Day next preceding the date of the proposed Borrowing, in the case of an Absolute Rate Auction, the Lead Agent shall send to the Banks by facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit D hereto (an "Invitation for Money Market Quotes"), which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

           (iv)   Submission and Contents of Money Market Quotes.
                  ----------------------------------------------

                  (A) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this Section 2.1(c)(iv) and must be submitted to the Lead Agent by facsimile transmission at its offices specified in or pursuant to Section 9.1 not later than (x) 10:00 A.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 10:00 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction; provided that Money Market Quotes submitted by the Bank that is the Lead Agent (or any affiliate of the Bank that is the Lead Agent) in its capacity as a Bank may be submitted, and may only be submitted, if the Bank that is the Lead Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than fifteen (15) minutes prior to the applicable deadline for the other Banks. Subject to Articles III and VI hereof, any Money Market Quote so made shall be irrevocable. If, and only if, the Borrower elects in the applicable Money Market Quote Request to permit the Banks to designate Designated Lenders to fund such Money Market Loans, such Money Market Loans may be funded by such Bank's Designated Lender (if any) as provided in Section 9.6(d) hereof; provided, however, such Bank shall not be required to specify in its Money Market Quote whether such Money Market Loans will be funded by such Designated Lender.

                  (B) Each Money Market Quote shall be in substantially the form of Exhibit E hereto and shall in any case specify:

                       (1)  the proposed date of Borrowing;

                       (2) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount
                  (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger integral multiple of $500,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted;

                       (3) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable London Interbank Offered Rate;

                       (4) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan; and

                       (5)  the identity of the quoting Bank.

           A Money Market Quote may set forth up to five (5) separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

                  (C)  Any Money Market Quote shall be disregarded if it:

                       (1) is not substantially in conformity with Exhibit E hereto or does not specify all of the information required by
                  Section 2.1(c)(iv)(B) above;

                       (2)  other  than  as  set forth in clause (z) of
                  Section 2.1(c)(iv)(B)(2) hereof, contains qualifying, conditional or similar language;

                       (3) other than as set forth in clause (z) of Section 2.1(c)(iv)(B)(2) hereof, proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

                       (4) arrives after the time set forth in Section 2.1(c)(iv)(A) hereof.

           (v) Notice to Borrower. The Lead Agent shall promptly notify the Borrower with respect to each Money Market Quote submitted in accordance with Section 2.1(c)(iv) hereof, of the terms of such Money Market Quote and the identity of the Bank submitting such Money Market Quote. Any such subsequent Money Market Quote shall be disregarded by the Lead Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Lead Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which Money Market Quotes have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

           (vi) Acceptance and Notice by Borrower. Not later than 12:00 noon (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 11:00 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Lead Agent shall have mutually agreed and shall have notified the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Lead Agent of its acceptance or non-acceptance of the Money Market Quotes specified in the Lead Agent's notice to the Borrower pursuant to Section 2.1(c)(v) hereof. In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify (i) the aggregate principal amount of offers for each Interest Period that are accepted, (ii) the intended use for the proceeds of such Money Market Borrowing, which shall be an Approved Use, and (iii) that no Default or Event of Default has occurred and is continuing or would result therefrom. The Borrower may accept any Money Market Quote in whole or in part; provided that:

                       (A) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                       (B) the principal amount of each Money Market Borrowing must be $5,000,000 or a larger integral multiple of $500,000;

                       (C) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

                       (D) the Borrower may not accept any Money Market Quote that is described in Section 2.1(c)(iv)(C) or that otherwise fails to comply with the requirements of this Agreement.

                            For the purposes of this Section 2.1(c), all Money
                  Market Loans made on the same date of Borrowing for the same Interest Period shall constitute a single Borrowing.

           (vii) Allocation by Lead Agent. If Money Market Quotes are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such Money Market Quotes are permitted to be accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such Money Market Quotes are accepted shall be allocated by the Lead Agent among such Banks as nearly as possible (in integral multiples of $500,000, as the Lead Agent may deem appropriate) in proportion to the aggregate principal amounts of such Money Market Quotes. Determinations by the Lead Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

           (viii) Notification by Lead Agent. Upon receipt of a Notice of Money Market Borrowing in accordance with Section 2.1(c)(vi) hereof, the Lead Agent shall, on the date such Notice of Money Market Borrowing is received by the Lead Agent, notify each Bank of the principal amount of the Money Market Borrowing accepted by the Borrower and of such Bank's share (if any) of such Money Market Borrowing and such Notice of Money Market Borrowing shall not thereafter be revocable by the Borrower. Provided that the Borrower elected in the applicable Money Market Quote Request to permit the Banks to designate Designated Lenders to fund such Money Market Loans, a Bank that is notified that it has been selected to make a Money Market Loan may designate its Designated Lender (if any) to fund such Money Market Loan on its behalf, as described in Section 9.6(d). Any Designated Lender which funds a Money Market Loan shall on and after the time of such funding become the obligee in respect of such Money Market Loan and be entitled to receive payment thereof when due. No Bank shall be relieved of its obligation to fund a Money Market Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Money Market Loan is funded.

      SECTION 2.2. Notice of Committed Borrowing or Swing Borrowing. The Borrower shall give the Lead Agent (A) notice (a "Notice of Committed Borrowing") not later than 11:00 a.m. (New York City time) one (1) Domestic Business Day before each Base Rate Borrowing or 2:00 p.m. (New York City time) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, or (B) notice (a "Notice of Swing Borrowing") not later than 12:00 noon (New York City time) on the date of each Borrowing of a Swing Loan, in each case specifying:

      (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing, or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

      (ii)  the aggregate amount of such Borrowing;

      (iii) whether the Loans comprising such Borrowing are to be Base Rate Loans, Swing Loans or Euro-Dollar Loans;

      (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period;

      (v) the intended use for the proceeds of such Borrowing, which shall be an Approved Use; and

      (vi) that no Default or Event of Default has occurred and is continuing or would result therefrom.

      No Swing Loan may be outstanding on the last Domestic Business Day of any calendar month.

      SECTION 2.3.  Notice to Banks; Funding of Loans.
                    ---------------------------------

      (a) Upon receipt of a Notice of Committed Borrowing or Notice of Swing Borrowing, the Lead Agent shall notify each Bank (or the Swing Lender, in the case of a Notice of Swing Borrowing) on the same day as it receives such notice of the contents thereof and of such Bank's share of such Borrowing and such notice shall not thereafter be revocable by the Borrower.

      (b) Not later than 1:00 p.m. (New York City time) on the date of each Committed Borrowing or Swing Borrowing, each Bank (or, in the case of a Swing Loan, the Swing Lender) shall make available its share of such Committed Borrowing or Swing Borrowing, in Federal or other funds immediately available in New York City, to the Lead Agent at its address referred to in Section 9.1. Not later than 2:00 p.m. (New York City time) on the date of each Committed Borrowing or Swing Borrowing, the Lead Agent will make the funds so received from the Banks available to the Borrower at the Lead Agent's aforesaid address. Upon any change in any of the Commitments in accordance herewith, there shall be an automatic adjustment to such participations to reflect such changed shares.

      (c) Unless the Lead Agent shall have received notice from a Bank prior to the date of any Committed Borrowing that such Bank will not make available to the Lead Agent such Bank's share of such Committed Borrowing, the Lead Agent may assume that such Bank has made such share available to the Lead Agent on the date of such Committed Borrowing in accordance with subsection (b) of this
Section 2.3 and the Lead Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Lead Agent, such Bank and the Borrower jointly and severally agree to repay to the Lead Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Lead Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate or the interest rate applicable thereto pursuant to Section 2.6 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Lead Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement as of the date of such Borrowing.

      SECTION 2.4.  Notes.
                    -----

      (a) The Loans shall be evidenced by the Notes, each of which shall be payable to the order of each Bank for the account of its Applicable Lending Office in an amount equal to each such Bank's Commitment.

      (b) Each Bank may, by notice to the Borrower and the Lead Agent, request that its Loans of a particular type, including Swing Loans and Money Market Loans, be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with respect to the Swing Lender, Designated Lenders and any other Bank, with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

      (c) Upon receipt of each Bank's Note pursuant to Section 3.1(a), the Lead Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

      SECTION 2.5. Maturity of Loans. The Committed Loans and Swing Loans shall mature, and the principal amount thereof and all other

Obligations shall be due and payable, and the Borrower promises to pay the same, on the Maturity Date, unless sooner due and payable in accordance with the terms hereof. Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable, and the Borrower promises to pay the same, together with accrued interest thereon, on the earlier to occur of (i) last day of the Interest Period applicable to such Money Market Borrowing or (ii) the Maturity Date.

      SECTION 2.6.  Interest Rates.
                    --------------

      (a) Subject to Section 2.6(e), each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable for each Interest Period on the first Domestic Business Day of each calendar quarter.

      (b) Subject to Section 2.6(e), each Swing Loan shall bear interest on the outstanding principal amount thereof at the rate applicable to Base Rate Loans. Such interest shall be payable to the Lead Agent for the account of the Swing Lender on the first Domestic Business Day of each calendar quarter.

      (c) Subject to Section 2.6(e) and Section 8.1, each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin for Euro-Dollar Loans for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three (3) months, at intervals of three
(3) months after the first day thereof.

      "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/10,000th of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

      "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Federal Reserve Board(or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-

Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

      "London Interbank Offered Rate" means, with respect to any Euro-Dollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Lead Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Euro-Dollar Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "London Interbank Offered Rate" with respect to such Euro-Dollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the entity which is the Lead Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Euro-Dollar Business Days prior to the commencement of such Interest Period.

      (d) Subject to Section 2.6(e) and Section 8.1, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.6(c) as if the related Money Market LIBOR Loan were a Euro-Dollar
Loan) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.1(c). Subject to Section 2.6(e), each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.1(c). Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than ninety (90) days, at intervals of ninety (90) days after the first day thereof.

      (e) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loans and, to the extent permitted by law, default interest in respect of all

Loans, shall bear interest at the annual rate of the sum of the Base Rate and four percent (4%) and shall be payable upon demand.

      (f) The Lead Agent shall determine each interest rate applicable to the Loans hereunder (other than Money Market Loans). The Lead Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

      SECTION 2.7.  Fees.
                    ----

      (a) Facility Fee. During the Term, the Borrower shall pay to the Lead Agent for the account of the Banks ratably in proportion to their respective Commitments (whether or not utilized), a facility fee on the aggregate Commitments in any given quarter at the respective percentages per annum (the "Applicable Facility Fee") based upon the Applicable Credit Rating in accordance with the following table:


-------------------------------------------------------------------------
       Applicable Credit Rating        Applicable Facility Fee (% per
                                       annum)
-------------------------------------------------------------------------
A-/A3 (or better)                                   0.15%
-------------------------------------------------------------------------
BBB+/Baa1                                           0.15%
-------------------------------------------------------------------------
BBB/Baa2                                            0.20%
-------------------------------------------------------------------------
BBB-/Baa3                                           0.25%
-------------------------------------------------------------------------
Less than Investment Grade Rating or                0.30%
no rating
-------------------------------------------------------------------------


The facility fee shall be payable quarterly, in arrears, on the first Domestic Business Day of each January, April, July, and October during the Term and any extensions thereof. Any change in the Applicable Credit Rating causing it to move into a different range on the table shall be effective immediately as of the date on which any of the Rating Agencies announces a change in the Applicable Credit Rating or the date on which CalWest has no Applicable Credit Rating. In the event that CalWest receives two (2) Applicable Credit Ratings that are not equivalent, the Applicable Facility Fee shall be determined based on the lower of such two (2) Applicable Credit Ratings. In the event that CalWest receives more than two (2) Applicable Credit Ratings and such Applicable Credit Ratings are not equivalent, the Applicable Facility Fee shall be determined by the lower of the two (2) highest Applicable Credit Ratings, provided that each of such two (2) highest Applicable Credit Ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's; provided that if neither of the two (2) highest Applicable Credit Ratings were issued by S&P or Moody's, the Applicable Facility Fee shall be determined by the higher of the Applicable Credit Ratings from S&P or Moody's.

      (b) Letter of Credit Fee. The Borrower shall pay a Letter of Credit Fee as more particularly set forth in Section 2A.1(g) hereof.

      (c) Other Fees. The Borrower shall pay to the Lead Agent for its own account an administrative fee as set forth in the letter agreement dated as of November 28, 2001 between the Borrower and the Lead Agent.

      (d) Fees Non-Refundable. All fees set forth in this Section 2.7 shall be deemed to have been earned on the date payment is due in accordance with the provisions hereof and shall be nonrefundable. The obligation of the Borrower to pay such fees in accordance with the provisions hereof shall be binding upon the Borrower and shall inure to the benefit of the Lead Agent and the Banks regardless of whether any Loans are actually made.

      SECTION 2.8.  Mandatory Termination.

      (a) The term (the "Term") of the Commitments and the Swing Line Commitment shall terminate and expire on February 5, 2005, subject, however, to the provisions of Section 2.8(b) hereof (such date, as the same may be extended pursuant to Section 2.8(b), the "Maturity Date"). All Obligations shall be paid in full on the Maturity Date.

      (b) The Borrower shall have one option (the "Extension Option") to extend the Maturity Date, for an additional twelve (12) month period, upon the following terms and conditions: (i) delivery by the Borrower of written notice thereof to the Lead Agent (the "Extension Notice") on or before the date which is no earlier than one hundred twenty (120) days and no later than sixty (60) days prior to the current Maturity Date (which Extension Notice, the Lead Agent shall promptly deliver to the Banks); (ii) no Default or Event of Default shall have occurred and be continuing both on the date the Borrower delivers the Extension Notice to the Lead Agent and on the first day of the extension period (the "Extension Date"); (iii) each of the representations and warranties of the Borrower contained in this Agreement (other than representations and warranties which expressly speak as of a different date) shall be true and correct in all material respects on and as of the Extension Date; and (iv) the Borrower shall pay to the Lead Agent, for the account of the Banks, on the Extension Date, the Extension Fee. The Borrower's delivery of the Extension Notice shall be irrevocable.

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

      SECTION 2.9.  Mandatory Prepayment.
                    --------------------

      (a) In the event that an Unencumbered Asset Pool Property is sold, transferred, or encumbered with a Lien that is not a Permitted Lien, subject to Sections 5.16 and 5.17 hereof, the Borrower shall, simultaneously with such sale, transfer, or encumbering, prepay the Loans in an amount equal to 100% of the net proceeds of such sale, transfer or financing, or, if less, such amount as shall be required for the Borrower to remain in compliance with Section 5.8 of this Agreement. Notwithstanding the foregoing, a simultaneous like-kind exchange under Section 1031 of the Internal Revenue Code will not be subject to the provisions of this Section 2.9(a); provided, that (i) the exchanged property has qualified as a New Acquisition, (ii) the exchanged property is not subject to any Liens (other than Permitted Liens) and (iii) any "boot" associated therewith shall be applied to prepayment of the Loans. Any failure to make a required mandatory prepayment following a sale of or granting of a Lien which is not a Permitted Lien on an Unencumbered Asset Pool Property in violation of this
Section 2.9 shall constitute an Event of Default.

      (b) If, at any time, the Outstanding Balance shall exceed the Available Facility, then the Borrower shall immediately prepay the Loans in an amount equal to such excess. Notwithstanding the foregoing, if the Outstanding Balance exceeds an amount equal to 55.0% of the Unencumbered Asset Pool Properties Value as of the last day of any calendar quarter or the date of any New Acquisition and no other Event of Default shall have occurred and be continuing, then the Borrower shall, within thirty (30) days after the last day of the preceding calendar quarter or the date of any New Acquisition resulting in such excess (whichever is applicable), either (A) cause one (1) or more New Acquisitions having Unencumbered Asset Pool Property Values sufficient to ensure the Borrower's compliance with the requirements of this Agreement to be included as Unencumbered Asset Pool Properties or (B) prepay the Loans in an amount equal to 100% of the amount by which the Outstanding Balance exceeds the Available Facility.

      (c) The Borrower shall make any prepayment pursuant to this Section 2.9 together with interest accrued to the date of such prepayment on the principal amount so prepaid; provided that any prepayment pursuant to this Section 2.9 shall be applied (unless an Event of Default exists) as specified by the Borrower or, otherwise, first to any Base Rate Loans then outstanding, then to any Euro-Dollar Loans (starting with the shortest Interest Periods), and then to Money Market Loans (subject to Section 2.10(f)). In connection with the prepayment of a Euro-Dollar Loan prior to the last day of the Interest Period applicable thereto, the Borrower shall also

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

pay any applicable expenses pursuant to Section 2.12. Each such prepayment shall be applied to prepay ratably the Loans of the Banks. Amounts prepaid pursuant to this Section 2.9 may not be reborrowed unless the Borrower shall be in compliance with the covenants set forth in Section 5.8 both before and after giving effect to any such Borrowing.

      (d) Any event referred to in this Section 2.9 that results in a required prepayment of the Loans pursuant to this Section 2.9 shall be referred to as a "Mandatory Prepayment Event".

      SECTION 2.10.  Optional Prepayments; Cancellation of Commitments.
                     -------------------------------------------------

      (a) The Borrower may, upon at least one (1) Domestic Business Day (or same day, in the case of a Swing Loan) notice to the Lead Agent, prepay to the Lead Agent, for the account of the Banks, any Base Rate Borrowing or Swing Borrowing in whole at any time, or from time to time in part in amounts aggregating at least One Million Dollars ($1,000,000) or, if less, the outstanding principal balance, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such type of Borrowing.

      (b) Except as provided in Section 8.2, the Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan prior to the last day of the Interest Period applicable thereto unless the Borrower shall also pay any applicable expenses pursuant to Section 2.12. Any such prepayment shall be upon at least three (3) Euro-Dollar Business Days' notice to the Lead Agent. Each such optional prepayment shall be in the amounts set forth in Section 2.10(a) and shall be applied to prepay ratably the Loans of the Banks included in such type of Borrowing. The time for the giving of notices under this Section shall be the same as if such notices were given in connection with a Borrowing pursuant to Section 2.2.

      (c) The Borrower may at any time and from time to time cancel all or any part of the Commitments or Swing Line Commitments in amounts aggregating at least Five Million Dollars ($5,000,000) by the delivery to the Lead Agent, the Banks and the Swing Lender of a notice of cancellation upon at least three (3) Domestic Business Days' notice to Lead Agent, the Banks and the Swing Lender, whereupon all or such portion of the Commitments shall terminate as to the Banks pro rata on the date set forth in such notice of cancellation (or, in the case of the Swing Line Commitment, all or such portion of the Swing Line Commitment shall terminate as to the Swing Line Lender on the date set forth in such notice of cancellation) and, if there are any Loans or Swing Loans then outstanding in an aggregate amount which exceeds the aggregate Commitments or Swing Line Commitment (after giving effect to any such reduction), as applicable, the Borrower shall prepay to the Lead Agent, for the account of the Banks or the Swing Lender, as applicable, all or such portion of Loans or Swing Loans outstanding on such date in accordance with the requirements of Sections 2.10(a) and (b). The Borrower shall be permitted to designate in its notice of cancellation which Loans, if any, are to be prepaid.

      (d) Upon receipt of a notice of prepayment or cancellation pursuant to this Section, the Lead Agent shall promptly, and in any event within one (1) Domestic Business Day, notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment or cancellation and such notice shall not thereafter be revocable by the Borrower.

      (e) Any amounts so prepaid pursuant to this Section 2.10 may be reborrowed subject to the other terms of this Agreement. In the event that the Borrower elects to cancel all or any portion of the Commitments pursuant to
Section 2.10(c) hereof, such amounts may not be reborrowed.

      (f)  The Borrower may not prepay any Money Market Loan pursuant to this
Section 2.10 except with the prior consent of the applicable Bank or Designated Lender, as the case may be.

      SECTION 2.11.  General Provisions as to Payments.
                     ---------------------------------

      (a) The Borrower hereby agrees to pay when due, without setoff or counterclaim, the principal amount of each Loan which is made to it and all unpaid interest accrued thereon and all Reimbursement Obligations, in accordance with the terms of this Agreement and the Notes. The Borrower shall make each payment of principal of, and interest on, the Loans and Reimbursement Obligations and of fees and other payments hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Lead Agent at its address referred to in
Section 9.1. The Lead Agent will distribute to each Bank its ratable share of each such payment received by the Lead Agent for the account of the Banks on the same day as received by the Lead Agent if received by the Lead Agent by 2:00 p.m. (New York City time) or, if received by the Lead Agent after 2:00 p.m. (New York City time), on the immediately following Domestic Business Day. Whenever any payment of principal of, or interest on, the Base Rate Loans, the Money Market Absolute Rate Loans, the Reimbursement Obligations or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans or the Money Market LIBOR Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

      (b) Unless the Lead Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Lead Agent may assume that the Borrower has made such payment in full to the Lead Agent on such date and the Lead Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Lead Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Lead Agent, at the Federal Funds Rate.

      SECTION 2.12. Funding Losses. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or Money Market LIBOR Loan (pursuant to Article II, VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or if the Borrower fails to borrow, continue or convert to any Euro-Dollar Loans or Money Market LIBOR Loans after notice has been given to any Bank in accordance with Section 2.3(a), 2.1(c)(vi) or 2.14, then the Borrower shall reimburse each Bank within fifteen
(15) days after demand for any resulting loss or expense incurred by it (or by an existing Participant in the related Loan; provided that no Participant shall be entitled to receive more than the Bank with respect to which such Participant is a Participant would be entitled to receive under this Section 2.12). Such loss or expense to any Bank shall include an amount determined by such Bank to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted London Interbank Offered Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such
Loan), over (ii) the amount of interest (as reasonably determined by such Bank) that would be realized by such Bank in reemploying the funds so paid, prepaid, assigned, converted or not borrowed, continued or converted for such period or Interest Period, as the case may be.

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

A certificate of any Bank setting forth any amount or amounts that such Bank is entitled to receive pursuant to this Section shall be delivered to the Lead Agent and shall be conclusive absent manifest error.

      SECTION 2.13. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

      SECTION 2.14.  Method of Electing Interest Rates.
                     ---------------------------------

      (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, with respect to Committed Loans only, the Borrower may from time to time elect to change or continue the type of interest rate borne by such Loans (subject in each case to the provisions of Article VIII), as follows:

           (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day; and

           (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Lead Agent at least three (3) Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be continued as Base Rate Loans, in which case such notice shall be delivered to the Lead Agent no later than 12:00 Noon (New York City time) at least one (1) Domestic Business Day before such continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Loans, (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each at least $2,000,000, (iii) there shall be no more than seven (7) Euro-Dollar Borrowings outstanding at any time under this Agreement, (iv) no

Loan may be continued as, or converted into, a Euro-Dollar Loan when any Event of Default has occurred and is continuing, and (v) no Interest Period shall extend beyond the Maturity Date.

      (b)  Each Notice of Interest Rate Election shall specify:

           (i)    the  Loans  (or  portion   thereof)  to  which  such  notice
      applies;

           (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

           (iii) if Loans are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

           (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

      (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Lead Agent shall notify each Bank on the same day as it receives such Notice of Interest Rate Election of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Lead Agent for any Loans that are Euro-Dollar Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.


                                  ARTICLE II.A.

                                LETTERS OF CREDIT

      SECTION 2A.1. Letters of Credit. Subject to the terms and conditions set forth in this Agreement, including, without limitation, Section 2A.1(c)(ii), each Issuing Bank hereby severally agrees to issue for the account of the Borrower one or more Letters of Credit, subject to the following provisions:

           (a) Types and Amounts. An Issuing Bank shall not have any obligation to issue, amend or extend, and shall not issue, amend or extend, any Letter of Credit at any time:

                (i) if the aggregate Letter of Credit Obligations with respect to such Issuing Bank, after giving effect to the issuance, amendment or extension of the Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

                (ii) if, immediately after giving effect to the issuance, amendment or extension of such Letter of Credit, (1) the Letter of Credit Obligations at such time would exceed the lesser of $45,000,000 or fifteen percent (15%) of the Maximum Facility Amount or (2) the Outstanding Balance at such time would exceed the Available Facility at such time, or (3) one or more of the conditions precedent contained in Sections 3.1 and 3.2, as applicable, would not on such date be satisfied, unless such conditions are thereafter satisfied and written notice of such satisfaction is given to such Issuing Bank by the Lead Agent (and such Issuing Bank shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Sections 3.1 and 3.2, as applicable, have been satisfied); or

                (iii)  which has an expiration date later than the earlier of
           (A) the date one (1) year after the date of issuance (without regard to any automatic renewal provisions thereof) or (B) ten (10) Domestic Business Days preceding the scheduled Maturity Date.

           (b) Conditions. In addition to being subject to the satisfaction of the conditions precedent contained in Sections 3.1 and 3.2, as applicable, the obligation of an Issuing Bank to issue, amend or extend any Letter of Credit is subject to the satisfaction in full of the following conditions:

                (i) if the Issuing Bank so requests, the Borrower shall have executed and delivered to such Issuing Bank and the Lead Agent a Letter of Credit Reimbursement Agreement and such other documents and materials as may be required pursuant to the terms thereof; and

                (ii) the terms of the proposed Letter of Credit shall be satisfactory to the Issuing Bank in its sole discretion.

           (c) Issuance of Letters of Credit. (i) The Borrower shall give the Lead Agent and the Issuing Bank written notice that it requires the issuance a Letter of Credit not later than 11:00 a.m. (New York time) on the third (3rd) Domestic Business Day preceding the requested date for issuance thereof under this Agreement. Such notice shall be irrevocable unless and until such request is denied by the applicable Issuing Bank and shall specify (A) that the requested Letter of Credit is either a Commercial Letter of Credit or a Standby Letter of Credit, (B) the stated amount of the Letter of Credit requested, (C) the effective date (which shall be a Domestic Business Day) of issuance of such Letter of Credit,
      (D) the date on which such Letter of Credit is to expire (which shall be a Domestic Business Day and no later than the earlier of (1) the date one
      (1) year after the date of issuance (without regard to any automatic renewal provisions thereof) and (2) ten (10) Domestic Business Days preceding the scheduled Maturity Date), (E) the Person for whose benefit such Letter of Credit is to be issued, (F) other relevant terms of such Letter of Credit, (G) the amount by which the Available Facility exceeds the Outstanding Balance at such time, and (H) the amount of the then outstanding Letter of Credit Obligations. Such request shall be accompanied by a certificate of an officer of the Borrower certifying that no Default or Event of Default has occurred and is continuing. Notwithstanding anything to the contrary contained herein, the applicable Issuing Bank shall not, without the consent of the Required Banks, issue or extend or increase the amount of any Letter of Credit after the occurrence and during the continuance of an Event of Default.

           (ii) The applicable Issuing Bank shall give the Lead Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance, amendment or extension of a Letter of Credit (which notice the Lead Agent shall promptly transmit by telegram, facsimile transmission, or similar transmission to the Borrower and each Bank).

           (d) Reimbursement Obligations; Duties of Issuing Bank and other Banks; Funding of a Loan.

                (i) Notwithstanding any provisions to the contrary in any Letter of Credit Reimbursement Agreement:

                       (A) the Borrower shall reimburse each Issuing Bank for amounts drawn under each of its Letters of Credit no later than the date (the "Reimbursement Date") which is the earlier of (I) the time specified in the applicable Letter of Credit Reimbursement Agreement and (II) the date that such Issuing Bank notifies the Borrower that payment has been made under such Letter of Credit by such Issuing Bank; and

                       (B) all Reimbursement Obligations with respect to any Letter of Credit shall bear interest at the rate applicable to Base Rate Loans in accordance with Section 2.6(a) from the date of the relevant drawing under such Letter of Credit until the Reimbursement Date and thereafter at the rate applicable to Base Rate Loans in accordance with Section 2.6(e).

                (ii) Each Issuing Bank shall give the Lead Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of all drawings under a Letter of Credit and the payment (or the failure to pay when due) by the Borrower on account of a Reimbursement Obligation (which notice the Lead Agent shall promptly transmit by telegram, facsimile transmission or similar transmission to each Bank).

                (iii) Solely as between the Issuing Bank and the other Banks, in determining whether to pay under any Letter of Credit, the Issuing Bank shall have no obligation to the other Banks other than to confirm that any documents required to be delivered under a respective Letter of Credit appear to have been delivered and that they appear on their face to comply with the requirements of such Letter of Credit.

                (iv) If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the applicable Issuing Bank shall notify the Lead Agent (and the Lead Agent shall notify the Borrower and the Banks) of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment, and, except as provided in this Section 2A.1(d)(iv), the Borrower shall reimburse the applicable Issuing Bank, as set forth in Section 2A.1(d)(i) above. Notwithstanding anything contained in Section 2A.1(d)(i) above or this Section 2A.1(d)(iv) to the contrary, however, unless the Borrower shall have notified the Lead Agent and the applicable Issuing Bank prior to 11:00 a.m. (New York time) on the Business Day immediately prior to the date of such drawing that the Borrower intends to reimburse the applicable Issuing Bank for the amount of such drawing with funds other than the proceeds of Committed Loans, the Borrower shall be deemed to have timely given a Notice of Committed Borrowing pursuant to Section 2.2 to the Lead Agent, requesting a Base Rate Loan on the date on which such drawing is honored and in an amount equal to the amount of such drawing. Each Bank shall, in accordance with Section 2.3(b), make available such Bank's share of such Borrowing to the Lead Agent, the proceeds of which shall be applied directly by the Lead Agent to reimburse the applicable Issuing Bank for the amount of such draw. In the event that any Bank fails to make available to the Lead Agent the amount of such Bank's share of such Borrowing on the date of the drawing, the Lead Agent shall be entitled to recover such amount on demand from such Bank plus any additional amounts payable under Section 2.3(c) in the event of a late funding by a Bank.

           (e) Participations. (i) Immediately upon issuance by an Issuing Bank of any Letter of Credit in accordance with the procedures set forth in this Section 2A.1, each Bank shall be deemed to have irrevocably and unconditionally purchased and received from that Issuing Bank, without recourse or warranty, an undivided interest and participation in such Letter of Credit to the extent of such Bank's share of the Maximum Facility Amount, including, without limitation, all obligations of the Borrower with respect thereto and any security therefor and guaranty pertaining thereto.

           (ii) If any Issuing Bank makes any payment under any Letter of Credit and the Borrower does not repay such amount to that Issuing Bank on the Reimbursement Date and a Base Rate Loan has not been made with respect to such payment pursuant to Section 2A.1(d)(iv), that Issuing Bank shall promptly notify the Lead Agent, which shall promptly notify each other Bank, and each Bank shall promptly and unconditionally pay to the Lead Agent for the account of such Issuing Bank, in immediately available funds, the amount of such Bank's share of such payment (net of that portion of such payment, if any, made by such Issuing Bank in its capacity as an issuer of a Letter of Credit), and the Lead Agent shall promptly pay to such Issuing Bank such amounts received by it, and any other amounts received by the Lead Agent for such Issuing Bank's account, pursuant to this Section 2A.1(e). If a Bank does not make its share of the amount of such payment available to the Lead Agent, such Bank agrees to pay to the Lead Agent for the account of the Issuing Bank, forthwith on demand, such amount together with interest thereon at the interest rate then applicable under Section 2.3(c) in the event of a late funding by a Bank. The failure of any Bank to make available to the Lead Agent for the account of an Issuing Bank its share of any such payment shall neither relieve any other Bank of its obligation hereunder to make available to the Lead Agent for the account of such Issuing Bank such other Bank's share of any payment on the date such payment is to be made nor increase the obligation of any other Bank to make such payment to the Lead Agent. Notwithstanding anything to the contrary set forth herein, the aggregate amount to be paid by any Bank with respect any drawing under a Letter of Credit (whether as a payment pursuant to this Section 2A.1(e) or as a Committed Loan pursuant to
      Section 2A.1(d)(iv)) shall not exceed its share of such drawing.

           (iii) Whenever an Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, as to which the Lead Agent has previously received payments from any other Bank for the account of such Issuing Bank pursuant to this Section 2A.1(e), such Issuing Bank shall promptly pay to the Lead Agent and the Lead Agent shall promptly pay to each other Bank an amount equal to such other Bank's share thereof. Each such payment shall be made by such reimbursed Issuing Bank or the Lead Agent, as the case may be, on the Business Day on which such Person receives the funds paid to such Person pursuant to the preceding sentence, if received prior to 11:00 a.m. (New York time) on such Business Day, and otherwise on the next succeeding Business Day.

           (iv) Each Issuing Bank shall furnish to the Lead Agent (which shall furnish to the Banks) copies of each Letter of Credit issued by such Issuing Bank.

           (v) The obligations of a Bank to make payments to the Lead Agent for the account of any Issuing Bank with respect to a Letter of Credit shall be irrevocable, shall not be subject to any qualification or exception whatsoever except willful misconduct or gross negligence of such Issuing Bank, and shall be honored in accordance with this Article II.A (irrespective of the satisfaction of the conditions described in Sections 3.1 and 3.2, as applicable) under all circumstances, including, without limitation, any of the following circumstances:

                       (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                        (B) the existence of any claim, setoff, defense or other
                  right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of a beneficiary named in a Letter of Credit (or any Person for whom any such transferee may be acting), any Bank, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the account party and beneficiary named in any Letter of Credit);

                       (C) any draft, certificate or any other document presented under any Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                       (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                       (E) any failure by that Issuing Bank to make any reports required pursuant to Section 2A.1(h) or the inaccuracy of any such report; or

                       (F)  the occurrence of any Default or Event of Default.

           (f) Payment of Reimbursement Obligations. (i) Unless such Reimbursement Obligation is converted to a Committed Loan pursuant to
      Section 2A.1(d)(iv), the Borrower unconditionally agrees to pay to each Issuing Bank the amount of all Reimbursement Obligations, interest and other amounts payable to such Issuing Bank under or in connection with the Letters of Credit when such amounts are due and payable, irrespective of any claim, setoff, defense or other right which the Borrower may have at any time against any Issuing Bank or any other Person.

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           (ii) In the event any payment by the Borrower received by an Issuing
      Bank with respect to a Letter of Credit and distributed by the Lead Agent to the Banks on account of their participations is thereafter set aside, avoided or recovered from such Issuing Bank in connection with any receivership, liquidation or bankruptcy proceeding, each Bank which received such distribution shall, upon demand by such Issuing Bank, contribute such Bank's share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by such Issuing Bank upon the amount required to be repaid by it.

           (g) Letter of Credit Fee Charges. In connection with each Letter of Credit, the Borrower hereby covenants to pay to the Lead Agent the following fees each payable quarterly in arrears (on the first Business Day of each calendar quarter following the issuance of each Letter of Credit): (1) a fee for the account of the Banks, computed daily on the amount of such Letter of Credit issued and outstanding at a rate per annum equal to the "Banks' L/C Fee Rate" (as hereinafter defined) and (2) a fee, for the Issuing Bank's own account, computed daily on the amount of such Letter of Credit issued and outstanding at a rate per annum equal to 0.125%. For purposes of this Agreement, the "Banks' L/C Fee Rate" shall mean, at any time, a rate per annum equal to the Applicable Margin for Euro-Dollar Loans then in effect. In addition, the Borrower shall pay to each Issuing Bank, solely for its own account, the standard charges assessed by such Issuing Bank in connection with the issuance, administration, amendment and payment or cancellation of Letters of Credit and such compensation in respect of such Letters of Credit for the Borrower's account as may be agreed upon by the Borrower and such Issuing Bank in writing from time to time.

           (h) Letter of Credit Reporting Requirement. Each Issuing Bank shall, no later than the tenth (10th) Business Day following the last day of each calendar quarter, provide to the Lead Agent (which shall promptly provide to the Borrower and each other Bank) separate schedules for Commercial Letters of Credit and Standby Letters of Credit issued by such Issuing Bank, in form and substance reasonably satisfactory to the Lead Agent, setting forth the aggregate Letter of Credit Obligations outstanding to it at the end of each month and, to the extent not otherwise provided in accordance with the provisions of Section 2A.1(c), any information requested by the Lead Agent or the Borrower relating to the date of issue, account party, amount,

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
      expiration date and reference number of each Letter of Credit issued by it.

           (i) Indemnification; Exoneration. (i) In addition to all other amounts payable to an Issuing Bank, the Lead Agent and each other Bank, the Borrower hereby agrees to defend, indemnify, and save harmless the Lead Agent, each Issuing Bank, and each other Bank from and against any and all claims, demands, liabilities, penalties, damages, losses (other than loss of profits), reasonable costs, reasonable charges and reasonable expenses (including reasonable attorneys' fees but excluding taxes) which the Lead Agent, the Issuing Banks, or such other Bank may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit other than as a result of the gross negligence or willful misconduct of the applicable Issuing Bank, as determined by a court of competent jurisdiction, or (B) the failure of the applicable Issuing Bank to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

           (ii) As between the Borrower on the one hand and the Banks on the other hand, the Borrower assumes all risks of the acts and omissions of, or misuse of Letters of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit Reimbursement Agreements, the Lead Agent, each Issuing Bank and the other Banks shall not be responsible for, and the Borrower's obligations in respect of the Letters of Credit shall not be affected by: (A) the form, validity, legality, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of, or any drawing under, the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity, legality or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to duly comply with conditions required in order to draw upon such Letter of Credit (provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by

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

      applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply in all material respects with the terms thereof, even if such drafts or other documents subsequently prove to be invalid, fraudulent or forged; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (H) any consequences arising from causes beyond the control of the Lead Agent, the Issuing Banks or the other Banks, other than any of the foregoing resulting from the gross negligence or willful misconduct of the Issuing Bank.

      SECTION 2A.2.  Obligations Several.
                     -------------------

      The obligations of the Lead Agent, each Issuing Bank, and each other Bank under this Article II.A are several and not joint, and no Issuing Bank or other Bank shall be responsible for the obligation to issue Letters of Credit or participation obligations hereunder, respectively, of any other Issuing Bank or other Bank.


                                  ARTICLE III.

                                   CONDITIONS

      SECTION 3.1. Closing. The closing hereunder shall occur on the date (the "Closing Date") when each of the following conditions is satisfied (or waived by the Lead Agent, such waiver to be evidenced by the funding of the Loans made, or issuance of Letters of Credit, on the Closing Date), each document to be dated the Closing Date unless otherwise indicated:

      (a) the Borrower shall have executed and delivered to the Lead Agent a Note for the account of each Bank dated on or before the Closing Date and complying with the provisions of Section 2.4;

      (b) the Borrower shall have executed and delivered to the Lead Agent a duly executed original of this Agreement;

      (c) each of the Guarantors shall have executed and delivered to the Lead Agent a duly executed original of the applicable Guaranty;

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

      (d) the Lead Agent shall have received an opinion of Orrick, Herrington & Sutcliffe LLP, counsel for the Borrower and the Guarantors, and opinions of local counsel to the Guarantors, in each case acceptable to the Lead Agent, the Banks and their counsel;

      (e) the Lead Agent shall have received all documents the Lead Agent may reasonably request relating to the existence of the Borrower and the Guarantors, the authority for and the validity of this Agreement and the other Loan Documents, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Lead Agent. Such documentation shall include, without limitation, the certificate of formation and operating agreement, the articles of incorporation and bylaws or the partnership agreement and limited partnership certificate, as applicable, of the Borrower and the Guarantors, as amended, modified or supplemented to the Closing Date, each certified to be true, correct and complete by a senior officer of the Borrower and the Guarantors, as applicable, as of the Closing Date; together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of Delaware with respect to the Borrower, the State of California with respect to CalWest, the State of Maryland with respect to Cabot Trust and the State of formation or organization of each of the Subsidiary Guarantors, respectively, and a good standing certificate from the Secretary of State (or the equivalent thereof) of each other State in which the Borrower or the Guarantors, as applicable, owns an Unencumbered Asset Pool Property or is otherwise required to be qualified to transact business (other than any such State in which the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect), each to be dated not more than thirty (30) days prior to the Closing Date;

      (f) the Lead Agent shall have received all certificates, agreements and other documents and papers referred to in this Section 3.1 and Section 3.2, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Lead Agent in its sole discretion;

      (g) the Borrower and the Guarantors shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents to which each is a party and the performance thereof by the Borrower and the Guarantors;

      (h) the Lead Agent shall be satisfied that neither the Borrower nor any Guarantor is subject to any present or contingent environmental liability which would reasonably be expected to have a Material Adverse Effect;

      (i) the Lead Agent shall have received an unaudited consolidated balance sheet and income statement of each of the Borrower and CalWest for

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

the fiscal quarter ended September 30, 2001 together with a certificate from an authorized financial officer of such Person or its manager or general partner
(X) certifying that no material adverse change has occurred in its financial position since September 30, 2001, (Y) certifying that such Person is in compliance on a pro forma basis with the covenants set forth in Section 5.8 hereof and (Z) providing financial projections and proformas for such Person;

      (j) the Lead Agent shall have received wire transfer instructions in connection with the Loans to be made on the Closing Date;

      (k) the Lead Agent shall have received, for its and any other Bank's account, all fees due and payable pursuant to Section 2.7 hereof on or before the Closing Date, and the reasonable fees and expenses accrued through the Closing Date of Bingham Dana LLP;

      (l) the Lead Agent shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower and the Guarantors, and the validity and enforceability against the Borrower and the Guarantors, of the Loan Documents to which each is a party, or in connection with any of the transactions contemplated thereby to occur on or prior to the Closing Date, and such consents, licenses and approvals shall be in full force and effect;

      (m) the representations and warranties of the Borrower contained in this Agreement and of the Guarantors in the Guaranties shall be true and correct in all material respects on and as of the Closing Date both before and after giving effect to the making of any Loans;

      (n) receipt by the Lead Agent and the Banks of a certificate of an authorized financial officer of the Borrower or its general partner certifying that the Borrower is in compliance with all covenants of the Borrower contained in this Agreement, including, without limitation, the requirements of Section 5.8, based on pro forma calculations as of the Closing Date, both before and after giving effect to the making of any Loans;

      (o) receipt by the Lead Agent and the Banks of satisfactory evidence of the consummation of CalWest's acquisition of Cabot Trust and the merger of Cabot Trust into a wholly-owned subsidiary of CalWest;

      (p) receipt by the Lead Agent of copies, certified as true and correct by an officer of the Borrower, of the executed Bridge Loan documents;

      (q) the Lead Agent shall have received (i) all certificates and other information it shall reasonably request to verify that all Unencumbered Asset

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Pool Properties satisfy the requirements set forth in the definition thereof and any other provisions of this Agreement and (ii) current certificates of insurance as to all of the insurance maintained by the Consolidated Businesses on the Real Property Assets from the insurer or an independent insurance broker, identifying insurers, types of insurance, insurance limits, and policy terms, and such further information and certificates from the Borrower, its insurers and insurance brokers as the Lead Agent may reasonably request; and

      (r) the Borrower shall have requested a Loan in the amount of the Available Facility and directed the Lead Agent to disburse the proceeds of such Loan to repay the Bridge Loan in accordance with instructions provided to the Lead Agent by the Borrower.

The Lead Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

      SECTION 3.2. Each Credit Event. The obligation of any Bank to make a Loan, other than a Refunded Swing Loan, on the occasion of any Borrowing and of an Issuing Bank to issue, amend, renew or extend any Letter of Credit (such Borrowing or such issuance, amendment, renewal or extension of a Letter of Credit is referred to herein as a "Credit Event") is subject to the satisfaction of the following conditions:

      (a)  the Closing Date shall have occurred on or prior to February 8, 2002;

      (b)  receipt by the Lead Agent of a Notice of Borrowing as required by
Section 2.2, a Money Market Quote Request as required by Section 2.1(c)(ii) or a request for issuance of a Letter of Credit as required by Section 2A.1(c);

      (c) immediately after such Credit Event, the Outstanding Balance will not exceed the aggregate amount of the Commitments and, with respect to each Bank, such Bank's pro rata portion of the Committed Loans and Letter of Credit Obligations will not exceed an amount equal to the lesser of (i) such Bank's Commitment and (ii) such Bank's pro rata share of the Available Facility;

      (d) immediately before and after such Credit Event, no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such Credit Event;

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

      (e) the representations and warranties of the Borrower contained in this Agreement and of the Guarantors in the Guaranties (other than representations and warranties which speak as of a specific date) shall be true and correct in all material respects on and as of the date of such Credit Event both before and after giving effect to such Credit Event;

      (f) no law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans or issuance, amendment, renewal or extension of Letters of Credit, or any participations therein, or the consummation of the transactions contemplated hereby; and

      (g) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Lead Agent or the Required Banks, as the case may be, has had or is likely to have a Material Adverse Effect.

Each Credit Event hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Credit Event as to the facts specified in clauses (c) through (g) of this Section (except that with respect to clause (f), such representation and warranty shall be deemed to be limited to laws, regulations, orders, judgments, decrees and litigation solely affecting the Borrower and not the Banks).


                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Lead Agent, the Issuing Bank, and each of the Banks, which is or may become a party to this Agreement to make the Loans and otherwise extend credit hereunder, the Borrower makes the following representations and warranties. Such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loans and the issuance of the Letters of Credit.

      SECTION 4.1. Existence and Power. The Borrower is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware and has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and has been duly qualified and is in good standing in

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

every jurisdiction in which the failure to be so qualified and/or in good standing would reasonably be expected to have a Material Adverse Effect.

      SECTION 4.2. Power and Authority. The Borrower has the power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary action to authorize the execution and delivery on behalf of the Borrower and the performance by the Borrower of such Loan Documents. The Borrower has duly executed and delivered each Loan Document to which it is a party, and each such Loan Document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

      SECTION 4.3. No Violation. Neither the execution, delivery or performance by or on behalf of the Borrower of the Loan Documents to which it is a party, nor compliance by the Borrower with the terms and provisions thereof nor the consummation of the transactions contemplated by the Loan Documents to which it is a party, (i) will contravene any applicable provision of any Requirement applicable to the Borrower or (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any material indenture, mortgage, deed of trust, or other agreement or other instrument to which the Borrower (or of any partnership of which the Borrower is a partner) is a party or by which it or any of its property or assets is bound or to which it is subject or (iii) will cause a default by the Borrower under any organizational document of the Borrower or any Subsidiary of the Borrower, or cause a default under the organizational documents of the Borrower's general partner.

      SECTION 4.4.  Financial Information.
                    ---------------------

      (a) The unaudited consolidated balance sheet of the Borrower as of September 30, 2001, when delivered to Lead Agent shall fairly present, in conformity with GAAP, the consolidated financial position of the Borrower as of such date.

      (b) As of the Closing Date, there has been no material adverse change in the business, financial position or results of operations of the Borrower since September 30, 2001.

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      SECTION 4.5.  Litigation.
                    ----------

      (a) There is no action, suit or proceeding pending against, or to the knowledge of the Borrower, threatened against or affecting (i) the Borrower or any of the Guarantors or any of their Subsidiaries, (ii) the Loan Documents or any of the transactions contemplated by the Loan Documents or (iii) any of the assets of the Borrower or its Subsidiaries, in any case before any court or arbitrator or any governmental body, agency or official which would reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of this Agreement or any of the other Loan Documents.

      (b) There are no judgments, orders or decrees of any court of competent jurisdiction or Governmental Authority against the Borrower or any of the Guarantors or any of their Subsidiaries which would reasonably be expected to have a Material Adverse Effect.

      SECTION 4.6.  Compliance with ERISA.
                    ---------------------

      (a) Except as previously disclosed to the Lead Agent and the Banks in writing, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

      (b) None of the assets of any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) has been invested in a manner that would cause the transactions contemplated by the Loan Documents to constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA).

      SECTION 4.7. Environmental Compliance. In the ordinary course of its business, the Borrower conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Consolidated Subsidiaries, including, without limitation,

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

the Real Property Assets and the Unencumbered Asset Pool Properties, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for cleanup or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with offsite disposal of Materials of Environmental Concern, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, would not reasonably be expected to have a Material Adverse Effect.

      SECTION 4.8. Taxes. Each of the Consolidated Businesses has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it except those (a) being contested in good faith and for which appropriate reserves are being maintained in accordance with GAAP or (b) for which the nonpayment of which would not reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Consolidated Businesses in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

      SECTION 4.9. Full Disclosure. All information (other than projections) heretofore furnished by the Borrower or any of the other Consolidated Businesses to the Lead Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, when taken as a whole, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts known to the Borrower which have or are likely to have (to the extent the Borrower can now reasonably foresee) a Material Adverse Effect.

      SECTION 4.10. Solvency. On the Closing Date and after giving effect to the transactions contemplated by the Loan Documents occurring on the Closing Date, the Borrower is Solvent and each of the Guarantors is Solvent.

      SECTION 4.11. Use of Proceeds; Margin Regulations. All proceeds of the Loans and all Letters of Credit will be used by the Borrower only for

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

Approved Uses. No part of the proceeds of any Loan and no Letter of Credit will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan or issuance of any Letter of Credit nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, U or X of the Federal Reserve Board.

      SECTION 4.12. Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required to authorize, or is required in connection with the execution, delivery and performance of any Loan Document or the consummation of any of the transactions contemplated thereby other than those (a) that have already been duly made or obtained and remain in full force and effect or (b) the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect.

      SECTION 4.13. Investment Company Act, Public Utility Holding Company Act, Etc. None of the Consolidated Businesses is (x) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, (y) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (z) subject to any other Requirement which purports to restrict or regulate its ability to borrow money or guarantee any indebtedness for borrowed money.

      SECTION 4.14. Closing Date Transactions. On the Closing Date and immediately prior to or concurrently with the making of the Loans, the transactions (other than the making of the Loans or issuance of Letters of Credit) intended to be consummated on the Closing Date will have been consummated in accordance with all applicable laws. On or prior to the Closing Date, all consents and approvals of, and filings and registrations with, and all other actions by, any Person required in order to make or consummate such transactions have been obtained, given, filed or taken and are in full force and effect, other than those the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect.

      SECTION 4.15. Representations and Warranties in Loan Documents. All representations and warranties made by the Borrower or any Guarantor in the Loan Documents are true and correct in all material respects.

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

      SECTION 4.16. Patents, Trademarks, Etc. Each of the Consolidated Businesses has obtained and holds in full force and effect all patents, trademarks, service marks, trade names, copyrights and other such rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted, the impairment of which would reasonably be expected to have a Material Adverse Effect. To the Borrower's knowledge, no material product, process, method, substance, part or other material presently sold by or employed by any of the Consolidated Businesses in connection with such business infringes any patent, trademark, service mark, trade name, copyright, license or other such right owned by any other Person. There is not pending or, to the Borrower's knowledge, overtly threatened any claim or litigation against or affecting any of the Consolidated Businesses contesting its right to sell or use any such product, process, method, substance, part or other material.

      SECTION 4.17. No Default. No Default or Event of Default exists. None of the Consolidated Businesses is in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound in any respect, the existence of which default would reasonably be expected to result in a Material Adverse Effect.

      SECTION 4.18. Licenses, etc. Each of the Consolidated Businesses has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other consents and approvals which are necessary for the operation of its businesses as presently conducted, the absence of which would reasonably be expected to have a Material Adverse Effect.

      SECTION 4.19. Compliance With Law. Each of the Consolidated Businesses is in compliance with all laws, rules, regulations, orders, judgments, writs and decrees, including, without limitation, all building and zoning ordinances and codes, the failure to comply with which would reasonably be expected to have a Material Adverse Effect.

      SECTION 4.20. No Burdensome Restrictions. None of the Consolidated Businesses is a party to any agreement or instrument or subject to any other obligation or any charter or corporate or partnership restriction, as the case may be, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

      SECTION 4.21. Brokers' Fees. None of the Consolidated Businesses has dealt with any broker or finder with respect to the transactions

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

contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets) or otherwise in connection with this Agreement, and none of the Consolidated Businesses has done any acts, had any negotiations or conversations, or made any agreements or promises which will in any way create or give rise to any obligation or liability for the payment by it of any brokerage fee, charge, commission or other compensation to any party with respect to the transactions contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets), other than the fees payable hereunder.

      SECTION 4.22. Labor Matters. There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Consolidated Businesses and none of the Consolidated Businesses has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five (5) years.

      SECTION 4.23. Organizational Documents. The documents delivered pursuant to Section 3.1(e) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Borrower and the Guarantors. The Borrower has delivered to the Lead Agent true, correct and complete copies of each of the documents set forth in Section 3.1(e).

      SECTION 4.24.  [Reserved]
                      --------

      SECTION 4.25. Principal Offices. The principal office, chief executive office and principal place of business of the Borrower is 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611.

      SECTION 4.26. REIT Status. For the fiscal year ended December 31, 2001, Cabot Trust, the general partner of the Borrower, will qualify and, subject to
Section 5.18, intends to continue thereafter to qualify as a real estate investment trust under the Internal Revenue Code.

      SECTION 4.27. Ownership of Property. Schedule 4.27 attached hereto and made a part hereof sets forth all of the Real Property Assets as of the Closing Date and the record owner thereof. As of the Closing Date, the Borrower or such record owner has good and insurable fee simple title (or leasehold title if so designated on Schedule 4.27) to all of such Real Property Assets, subject to no Liens other than Permitted Liens. As of the date of this Agreement, there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any of the Real Property Assets, except as disclosed on
Schedule 4.27. As of the date hereof,

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each Unencumbered Asset Pool Property is wholly owned (or ground-leased under a mortgageable ground lease) by the Borrower or a Guarantor.


                                   ARTICLE V.

                       AFFIRMATIVE AND NEGATIVE COVENANTS

      The Borrower covenants and agrees that, so long as any Bank has any Commitment hereunder or any Obligations remain unpaid or any Letters of Credit remain outstanding:

      SECTION 5.1. Information. The Borrower will deliver to the Lead Agent and to each of the Banks:

      (a)  as soon as available and in any event within one hundred and twenty
(120) days after the end of each fiscal year of CalWest, audited consolidated balance sheets of CalWest and its Consolidated Subsidiaries and of the CMBS Borrowers, and of the foregoing on a combined basis, and an audited balance sheet of the Borrower, all as of the end of such fiscal year and the related consolidated statements of cash flow and operations for such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year, audited by one of the so-called "Big Five" national accounting firms or other nationally-recognized independent public accountants reasonably acceptable to the Lead Agent, which report shall be unqualified and shall state that such financial statements fairly present the consolidated financial position of CalWest and its Consolidated Subsidiaries and of the CMBS Borrowers, on a combined basis, and the Borrower as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which such independent certified public accountants, if applicable, shall concur and which shall have been disclosed in the notes to such financial statements), and in the event that such report is qualified, a copy of the management letter or any similar report delivered to CalWest or the Borrower or to any officer or employee thereof by such independent certified public accountants in connection with such financial statements;

      (b) as soon as available and in any event within sixty (60) days after the end of each quarter of each fiscal year (other than the last quarter in any fiscal year) of CalWest, an unaudited consolidated balance sheet of CalWest and its Consolidated Subsidiaries and of the CMBS Borrowers, and of the foregoing on a combined basis, and an unaudited balance sheet of the Borrower, all as of the end of such fiscal quarter and the related consolidated statements of cash flow and operations for such fiscal quarter, setting forth in

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each case in comparative form the corresponding figures for the corresponding period of the previous fiscal year;

      (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of an authorized financial officer of the Borrower or its general partner: (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.8 on the date of such financial statements; (ii) stating whether any Default or Event of Default exists on the date of such certificate and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (iii) certifying (x) that such financial statements fairly present the financial condition and the results of operations of CalWest and its Consolidated Subsidiaries and of the CMBS Borrowers as of the dates and for the periods indicated, in accordance with GAAP, subject, in the case of interim financial statements, to normal year-end adjustments and omission of required footnotes, and (y) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Borrower during the period beginning on the date through which the last such review was made pursuant to this Section 5.1(c) (or, in the case of the first certification pursuant to this Section 5.1(c), the Closing Date) and ending on a date not more than ten (10) Domestic Business Days prior to the date of such delivery and that (1) on the basis of such financial statements and such review of the Loan Documents, no Event of Default existed under Section 6.1(b) with respect to Section 5.8 at or as of the date of said financial statements, (2) on the basis of such review of the Loan Documents and the business and condition of the Borrower, to the actual knowledge of such officer, no Default or Event of Default under any other provision of Section 6.1 occurred or, if any such Default or Event of Default has occurred and is then continuing, specifying the nature and extent thereof and, if continuing, the action the Borrower proposes to take in respect thereof and (3) on the basis of such review of the Loan Documents and the business and condition of the Borrower, no Mandatory Prepayment Event then exists or has existed during the period since the last review pursuant to this Section 5.1(c);

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

      (d)  [reserved];

      (e) (i) within ten (10) days after the president, treasurer, controller or other executive officer of the Borrower obtains actual knowledge of any Default or Event of Default, a certificate of the president or executive officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (ii) promptly and in any event within ten (10) days after the Borrower obtains actual knowledge thereof, notice of (x) any litigation or governmental proceeding pending or threatened against any of the Consolidated Businesses that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or questions the validity or enforceability of any Loan Document, and (y) any other event, act or condition which would reasonably be expected to result in a Material Adverse Effect;

      (f) if and when any member of the ERISA Group: (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer, any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of an authorized financial officer of the Borrower or its general partner setting forth details as to such occurrence and the action, if any, which the Borrower or, if the Borrower has actual knowledge thereof, the applicable member of the ERISA Group is required or proposes to take;

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

      (g) promptly and in any event within ten (10) Domestic Business Days after the Borrower obtains actual knowledge of any of the following events, a certificate of the Borrower executed by an officer of the Borrower specifying the nature of such condition and the Borrower's, if the Borrower has actual knowledge thereof, or otherwise the applicable Environmental Affiliate's, proposed initial response thereto: (i) the receipt by the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, of any communication (written or oral), whether from a Governmental Authority, citizens group, employee or otherwise, that alleges that the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, is not in compliance with applicable Environmental Laws, and such noncompliance affects an Unencumbered Asset Pool Property or would reasonably be expected to have a Material Adverse Effect; (ii) the Borrower shall obtain actual knowledge that there exists any Environmental Claim pending or threatened against the Borrower or any Environmental Affiliate which affects an Unencumbered Asset Pool Property or would reasonably be expected to have a Material Adverse Effect; or
(iii) the Borrower obtains actual knowledge of any Release or disposal of any Material of Environmental Concern that would reasonably be expected to form the basis of any Environmental Claim against the Borrower or any Environmental Affiliate that affects an Unencumbered Asset Pool Property or would reasonably be expected to have a Material Adverse Effect;

      (h) promptly and in any event within ten (10) Domestic Business Days after receipt of any material notices or correspondence from any company or agent for any company providing insurance coverage to the Borrower or a Guarantor relating to any material loss or loss of the Borrower or a Guarantor with respect to any of the Unencumbered Asset Pool Properties, copies of such notices and correspondence;

      (i) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which CalWest, Cabot Trust or the Borrower shall have filed with the Securities and Exchange Commission;

      (j) promptly upon the mailing thereof to the shareholders of CalWest, copies of all financial statements, reports and proxy statements so mailed;

      (k)  [reserved]

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      (l)  simultaneously with the delivery of the certificate referred to in clause (c) above, a statement containing a listing of all new construction projects and Real Property Assets then undergoing significant rehabilitation;

      (m) simultaneously with the delivery of the information required by Sections 5.1(a) and 5.1(b), a statement of Unencumbered Asset Pool Net Operating Cash Flow and an updated Schedule U listing the Unencumbered Asset Pool Properties;

      (n) within sixty (60) days after the end of each quarter of each fiscal year of the Borrower, an updated Schedule 4.27, certified by an authorized financial officer of the Borrower or its general partner as true, correct and complete as of the date such updated schedule is delivered;

      (o) upon request of the Lead Agent from time to time, a certificate of an authorized financial officer of the Borrower or its general partner certifying that Cabot Trust is properly classified and continues to qualify as a real estate investment trust under the Internal Revenue Code and has taken all actions consistent with maintaining such status;

      (p) promptly upon receipt thereof, any notice or communication from any Rating Agency regarding any change in the Applicable Credit Rating; and

      (q) from time to time such additional information regarding the financial position or business of the Borrower as the Lead Agent, at the request of any Bank, may reasonably request.

      SECTION 5.2. Payment of Obligations. The Borrower will, and will cause each of the other Consolidated Businesses to, pay and discharge, at or before maturity, all its material obligations and liabilities including, without limitation, any obligation pursuant to any agreement by which it or any of its properties is bound and any tax liabilities, in any case, where failure to do so will likely result in a Material Adverse Effect except such tax liabilities and other obligations or liabilities may be contested in good faith by appropriate proceedings, so long as such Person maintains in accordance with GAAP, appropriate reserves for the accrual of any of the same.

      SECTION 5.3.  Maintenance of Property; Insurance.
                    ----------------------------------

      (a) The Borrower will, and will cause each of the other Consolidated Businesses to, keep each of the Real Property Assets in good repair, working order and condition, subject to ordinary wear and tear.

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

      (b) The Borrower will, and will cause each of the other Consolidated Businesses to, (i) maintain, with reputable insurers, insurance coverages in such amounts, against such risks and having such deductibles as is customary from time to time for properties similar to the Real Property Assets which are owned and/or operated by prudent Persons similar to the Borrower or such other Consolidated Business, which insurance shall in any event not provide for materially less coverage than the insurance in effect on the Closing Date, and
(ii) furnish to each Bank from time to time, upon written request, copies of certificates of insurance and such other information relating to such insurance as such Bank may reasonably request and copies of policies as the Lead Agent may reasonably request if the Lead Agent reasonably believes that there is or may be material contingencies or casualties under insurance maintained by the Consolidated Businesses. The Borrower will deliver to the Banks (i) upon request of any Bank through the Lead Agent from time to time, full information as to the insurance carried, (ii) within ten (10) days of receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and (iii) forthwith, notice of any cancellation or nonrenewal of coverage by the Borrower or any Guarantor.

      SECTION 5.4.  Intentionally Omitted
                    ---------------------

      SECTION 5.5. Compliance with Laws. The Borrower will, and will cause each of the other Consolidated Businesses to, comply with all applicable Requirements (including, without limitation, Environmental Laws, all zoning and building codes and ERISA and the rules and regulations thereunder), except where (a) the necessity of compliance therewith is contested in good faith by appropriate proceedings and no Material Adverse Effect could reasonably be expected to occur during such contest or (b) the failure to comply would not reasonably be expected to result in a Material Adverse Effect.

      SECTION 5.6. Inspection of Property, Books and Records. The Borrower will, and will cause each of the other Consolidated Businesses to, (a) keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Bank at such Bank's expense to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers and employees, all at such reasonable times, upon reasonable notice, and as often as may reasonably be desired.

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      SECTION 5.7.  Existence.
                    ---------

      (a) Except as permitted in Section 5.9, the Borrower will, and will cause each of the other Consolidated Businesses to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a limited partnership, corporation, trust, or limited liability company, as applicable.

      (b) The Borrower will, and will cause each of the other Consolidated Businesses to, do or cause to be done all things necessary to preserve and keep in full force and effect its patents, trademarks, service marks, trade names, copyrights, franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals the nonexistence of which would reasonably be expected to have a Material Adverse Effect.

      SECTION 5.8.  Financial Covenants.
                    -------------------

      (a) Total Debt Ratio. As of the last day of each calendar quarter, the Total Debt Ratio will not be greater than 55%.

      (b) EBITDA Interest Coverage. As of the last day of each calendar quarter, the ratio of (i) Annual EBITDA to (ii) all interest (whether accrued, paid or capitalized) actually payable by the Consolidated Businesses on their respective Debt for the previous four (4) consecutive quarters (other than capitalized interest actually paid from a reserve fund established for such purpose in connection with such Debt), including the quarter then ended, will not be less than 2.25:1.

      (c) Fixed Charge Coverage. As of the last day of each calendar quarter, the ratio of Annual EBITDA to Total Fixed Charges will not be less than 1.50:1.

      (d) Unencumbered Interest Coverage. As of the last day of each calendar quarter and as of the date of any sale of or granting of a Lien on any Unencumbered Asset Pool Property, the ratio of (i) Unencumbered Asset Pool Net Operating Cash Flow to (ii) Unsecured Interest Expense will not be less than 2:1.

      (e) Unsecured Debt Ratio. As of each of (w) the last day of each calendar quarter, (x) the date of any New Acquisition, (y) the date of any Borrowing and
(z) the date of any sale of or granting of a Lien on any

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

Unencumbered Asset Pool Property, the Unsecured Debt Ratio shall not exceed 55%.

      (f) Limitations on Secured Debt and Recourse Debt. Secured Debt of the Consolidated Businesses shall at no time exceed forty percent (40%) of Tangible FMV. Secured Debt of the Consolidated Businesses that is Recourse Debt shall at no time exceed $25,000,000, unless such Debt is incurred in connection with the extension of the maturity of the Bridge Loan and does not otherwise result in a Default or an Event of Default. Recourse Debt of those Consolidated Businesses which are not the Borrower or a Guarantor shall at no time exceed $25,000,000.

      (g) Minimum Tangible Net Worth. The Consolidated Tangible Net Worth will at no time be less than the sum of (x) $1,500,000,000 and (y) 80% of the Net Offering Proceeds from and after the date hereof.

      (h) Required Occupancy Level. The aggregate Unencumbered Asset Pool Property Value for Unencumbered Asset Pool Properties which have failed to maintain the Required Occupancy Level for the thirty (30) day period prior to the date of determination shall not comprise more than 20% of the aggregate Unencumbered Asset Pool Property Value for all Unencumbered Asset Pool Properties (including the Unencumbered Asset Pool Properties which have failed to so maintain the Required Occupancy Level).

      (i) Investment Limitations. None of the Borrower or the Guarantors will make or permit to exist or to remain outstanding any Investment in violation of the following restrictions and limitations:

                (1) The aggregate Investments of the Consolidated Businesses consisting of Minority Holdings shall not at any time be equal to or greater than twenty percent (20%) of Tangible FMV.

                (2) The Consolidated Businesses shall not incur total budgeted committed construction costs ("Development Costs") (in the aggregate as to all such Persons at any given time) for all current development and construction activities, including the amount of CalSmart Guaranties described in clause (y) of the definition of "Tangible FMV" in Section 1.1 hereof (which shall in no event exceed five percent (5%) of Tangible FMV at any time) and Investments consisting of Debt incurred in connection with such development and construction activities, in excess of twenty percent (20%) of Tangible FMV (provided that such Development Costs shall exclude (i) development of projects that are at least 85% pre-leased (in connection

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

           with which the Consolidated Businesses shall have no construction completion risk other than completion of tenant improvements) to the extent the total budgeted committed construction costs of which do not (individually or in the aggregate) exceed ten percent (10%) of Tangible FMV or (ii) development in connection with the expansion and/or repositioning or restoration following a casualty or condemnation of existing improvements on Real Property Assets).

                (3) The aggregate Investments of the Consolidated Businesses in Unimproved Land shall at no time exceed ten percent (10%) of Tangible FMV.

                (4) The aggregate Investments of the Consolidated Businesses in assets other than industrial real estate and those described in clauses (1) through (3) of this Section 5.8(i) shall be limited to real estate assets related to the business of the Consolidated Businesses and shall at no time exceed five percent (5%) of Tangible FMV.

                (5) The aggregate Investments of the Consolidated Businesses in the assets described in clauses (1) through (4) of this Section 5.8(i) shall at no time exceed thirty-five percent (35%) of Tangible FMV.

      (j) Maximum Dividend Payout Ratio. CalWest shall not make any Restricted Payment during any calendar quarter, which, when added to all Restricted Payments made during the three immediately preceding calendar quarters, exceeds 100% of Cash Flow of the Consolidated Businesses; provided that Restricted Payments may temporarily exceed 100% of Cash Flow in the ordinary course of business; and provided further that CalWest shall not make any Restricted Payment if a Default or an Event of Default shall have occurred and be continuing or would result therefrom. For purposes of this provision, "Restricted Payment" means any net cash dividend or other net cash distribution on any of CalWest's equity interests (except dividends payable solely in shares of its equity interests or in rights to subscribe for or purchase shares of its equity interests), and shall not include (A) distributions of net cash proceeds from the financing, sale or other disposition of Real Property Assets so long as such financing, sale or disposition otherwise complies with this Agreement and
(B) a one-time distribution of approximately $75,000,000 of excess capital that was funded in connection with CalWest's acquisition of Cabot Trust so long as CalWest determines in good faith that such amount is no longer needed for working

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

capital and no Default or Event of Default has occurred and is continuing or would result therefrom.

      SECTION 5.9. Restriction on Fundamental Changes; Operation and Control.
                   ---------------------------------------------------------

      (a) Cabot Trust shall carry on its business operations substantially through the Borrower and its Consolidated Subsidiaries. The Borrower shall at all times remain a Subsidiary of Cabot Trust and CalWest. Neither the Borrower nor any Guarantor shall enter into any merger or consolidation, unless (i) the Borrower or a Guarantor is the surviving entity, (ii) the entity which is merged into or consolidated with the Borrower or a Guarantor is primarily engaged in the commercial real estate business, (iii) the creditworthiness of the surviving entity's long term unsecured debt or implied senior debt, as applicable, is not lower than the Applicable Credit Rating as of the date two (2) months immediately prior to such merger or consolidation, and (iv) in the case of any merger or consolidation where the then fair market value of the assets of the entity which is merged into or consolidated with the Borrower or a Guarantor is twenty-five percent (25%) or more of the then Tangible FMV, the Lead Agent consents thereto in writing, which consent shall not be unreasonably withheld, conditioned or delayed. Neither the Borrower nor any Guarantor shall liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its business or property, whether now or hereafter acquired. Nothing in this Section shall be deemed to prohibit the sale or leasing of portions of the Real Property Assets in the ordinary course of business of the Borrower, the Guarantors or their Consolidated Subsidiaries.

      (b) The Borrower shall not amend its organizational documents or the Bridge Loan documents in any material respect, without the Lead Agent's consent, which shall not be unreasonably withheld or delayed.

      (c) The Borrower shall deliver to the Lead Agent copies of all amendments to its partnership agreement, partnership certificate, or other organizational documents no less than ten (10) days after the effective date of any such amendment.

      SECTION 5.10. Changes in Business. The Consolidated Businesses shall not enter into any business which is substantially different from the acquisition, ownership, development, management or operation of industrial real estate or the acquisition and ownership of vacant land for the purposes

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of developing industrial real estate (subject, however, to the limitations set forth herein).

      SECTION 5.11. Affiliate Transactions. None of the Consolidated Businesses shall directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder or holders of more than five percent (5%) of any class of equity Securities of such Person, or with any Affiliate of such Person which is not its Subsidiary, on terms which in the aggregate are less favorable to such Person or any of its Subsidiaries than those that might be obtained in an arm's length transaction at the time from Persons who are not such a holder or Affiliate.

      SECTION 5.12. Fiscal Year; Fiscal Quarter. The Borrower will not, and will not permit any of the Guarantors to, change its fiscal year or any of its fiscal quarters without the Lead Agent's consent, which shall not be unreasonably withheld, conditioned or delayed; provided, that Cabot or CalWest may change its fiscal year to that of the other upon thirty (30) days written notice to the Lead Agent.

      SECTION 5.13. Margin Stock. None of the proceeds of the Loans and none of the Letters of Credit will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

      SECTION 5.14. Use of Proceeds. The Borrower shall use the proceeds of the Loans and Letters of Credit solely (i) to facilitate the acquisition by the Borrower or a Guarantor (either directly or indirectly through Subsidiaries or unconsolidated joint ventures as permitted by the terms hereof) of real properties (or interests therein) (the "New Acquisitions") located in the United States which are primarily industrial, it being understood that the Borrower may distribute, lend or otherwise transfer the proceeds of a Loan to a Subsidiary (or an unconsolidated joint venture in which the Borrower owns an equity interest as permitted by the terms hereof) or obtain a Letter of Credit for such purpose, (ii) for other purposes related to the acquisition of such properties (including, without limitation, the payment of fees and other costs related to such acquisition), (iii) for construction and development related purposes, (iv) for repayment of Debt or (v) for other working capital purposes (collectively, "Approved Uses").

      SECTION 5.15. Interest Rate Protection. The Borrower and the Guarantors shall maintain Interest Rate Hedges on a notional amount of the Debt of the Consolidated Businesses (other than the Bridge Loan) which, when added to the aggregate principal amount of the Debt of the

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

Consolidated Businesses which bears interest at a fixed rate, equals or exceeds 75% of the aggregate principal amount of all Debt of the Consolidated Businesses (other than the Bridge Loan). "Interest Rate Hedges" shall mean interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements having terms, conditions and tenors reasonably acceptable to the Lead Agent entered into by the Consolidated Businesses in order to provide protection to, or minimize the impact upon, the Consolidated Businesses of increasing floating rates of interest applicable to Debt.

      SECTION 5.16.  Liens; Release of Liens.
                     -----------------------

      (a) None of the Consolidated Businesses shall, at any time during the Term, directly or indirectly create, incur, assume or permit to exist any Lien for borrowed monies or any other Lien (except for Permitted Liens) on or with respect to any Unencumbered Asset Pool Property or the equity interest in the Borrower or any Subsidiary Guarantor which owns an Unencumbered Asset Pool Property. Notwithstanding the foregoing, the Borrower may grant a Lien on any Unencumbered Asset Pool Property and obtain a release of any Unencumbered Asset Pool Property from the terms of this Agreement provided that the Borrower has complied with Section 2.9(a) and prior to or simultaneously with such release
(i) the Borrower shall pay to the Lead Agent, for the account of the Banks, any amounts due pursuant to Section 2.9(a) and (ii) the Borrower delivers to the Lead Agent a certificate from an authorized financial officer of Borrower or its general partner certifying that, at the time of the release, (a) the Borrower is in compliance with all of the covenants contained in Sections 5.8, 5.9, 5.16 and
5.17 before and after giving effect to the transaction, and (b) assuming the sale, transfer or conveyance is actually consummated, to the actual knowledge of such officer, no Default or Event of Default has occurred and is then continuing or would result therefrom.

      (b) So long as Section 6.1 of the Bridge Loan Agreement is applicable, no Consolidated Business shall directly or indirectly incur, create, assume or permit to exist any Lien with respect to any of its Real Property Assets or any of its other property, income or profits (or any equity interest in a Subsidiary), other than Permitted Liens under this Agreement and Permitted Liens under the Bridge Loan Agreement.

      SECTION 5.17. Sale of Unencumbered Asset Pool Properties. Prior to the sale or transfer of any Unencumbered Asset Pool Property, the Borrower shall (i) deliver prior written notice to the Lead Agent, (ii) deliver to the Lead Agent a certificate from an authorized financial officer of Borrower or its

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general partner certifying that (A) at the time of such sale or other disposal
(based on pro-forma calculations for the previous period assuming that such Unencumbered Asset Pool Property was not an Unencumbered Asset Pool Property for the relevant period), the Borrower is in compliance with all of the covenants contained in Sections 5.8, 5.9, 5.16 and 5.17 before and after giving effect to the transaction and (B) assuming that the sale or transfer is actually consummated, to the actual knowledge of such officer, no Default or Event of Default has occurred and is then continuing or would result therefrom, and (iii) pay to the Lead Agent, for the account of the Banks, an amount equal to that required pursuant to Section 2.9(a).

      SECTION 5.18.  REIT Status.
                     -----------

      (a) Except as permitted in Section 5.9 and Section 5.18(b), Cabot Trust shall at all times maintain its status as a real estate investment trust under the Internal Revenue Code.

      (b) The Borrower has informed the Lead Agent and the Banks that Cabot Trust may in the future elect to discontinue its status as a real estate investment trust under the Internal Revenue Code. The Lead Agent and the Banks acknowledge and agree that Cabot Trust may so discontinue its status as a real estate investment trust so long as (i) the Borrower gives the Lead Agent at least thirty (30) days prior written notice, (ii) no Default or Event of Default has occurred and is continuing at the time such transaction occurs, or would result therefrom, and (iii) such transaction would not otherwise reasonably be expected to have a Material Adverse Effect.

      SECTION 5.19. No Negative Pledges. None of the Consolidated Businesses will enter into any agreement containing any provision prohibiting the creation or assumption of any Lien upon its properties (other than with respect to prohibitions on liens on a particular property set forth in the mortgage or other loan documents relating to the financing of such property and other than the negative pledge set forth in Section 6.1 of the Bridge Loan Agreement, if then applicable), revenues or assets, whether now owned or hereafter acquired, or restricting the ability to amend or modify this Agreement or the other Loan Documents.

      SECTION 5.20.  Additional Guarantors; Release of Guarantors.
                     --------------------------------------------

      (a) If, after the Closing Date, a Subsidiary of the Borrower or CalWest that is not a Guarantor acquires any Real Property Asset that then or thereafter qualifies under the definition of Unencumbered Asset Pool Property, the Borrower shall cause such Person (which Person must be or become a Subsidiary of the Borrower or CalWest) to execute and deliver a

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Subsidiary Guaranty to the Lead Agent and the Banks in substantially the form of
Exhibit G hereto. Such Subsidiary Guaranty shall evidence consideration and equivalent value.

      (b) Other than during the continuance of a Default or Event of Default, at the request of the Borrower following the delivery of the certificate in accordance with Section 5.16 hereof, the Subsidiary Guaranty of any Subsidiary Guarantor shall be released by the Lead Agent if and when all of the Real Property Assets owned or ground-leased by such Subsidiary Guarantor shall cease (not thereby creating a Default or Event of Default) to be Unencumbered Asset Pool Properties, provided the foregoing shall never permit the release of CalWest or Cabot Trust.

      SECTION 5.21. No Ownership of Unencumbered Asset Pool Property by CMBS Borrowers. None of the CMBS Borrowers shall own any Unencumbered Asset Pool Property.


                                   ARTICLE VI.

                                    DEFAULTS

      SECTION 6.1. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

      (a) the Borrower shall fail to pay when due any principal of any Obligations, or the Borrower shall fail to pay within three (3) Domestic Business Days after the same is due any interest on any Obligations, or the Borrower shall fail to pay within ten (10) Domestic Business Days after the same is due any fees hereunder or the Borrower shall fail to pay within ten (10) Domestic Business Days after notice from the Lead Agent or any Bank any other amounts payable hereunder;

      (b) the Borrower or any of the other Consolidated Businesses shall fail to observe or perform any covenant contained in Section 5.3(b) or Sections 5.8 through 5.21;

      (c) the Borrower or any of the other Consolidated Businesses shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for thirty (30) days after written notice thereof has been given to the Borrower by the Lead Agent;

      (d) any representation, warranty, certification or other material statement made (or deemed made) by the Borrower or a Guarantor in this

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Agreement, in any of the other Loan Documents, or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

      (e) any of the Consolidated Businesses shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Recourse Debt or Debt guaranteed by any of the Consolidated Businesses (other than the Obligations) equal to or in excess of $20,000,000 in the aggregate, and such default shall continue beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender) and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or any of the Consolidated Businesses shall default in the performance or observance of any obligation or condition with respect to any such Debt or any other event shall occur or condition exist beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender), if in any such case as a result of such default in performance or observance, event or condition, the lender thereof shall accelerate the maturity of any such Debt or the same shall permit (without any further requirement of notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such Debt and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or any such Debt shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment;

      (f) the Borrower or a Guarantor or any of their Consolidated Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under the Bankruptcy Code or any other bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally or admit in writing its inability to pay its debts as they become due, or shall take any action to authorize any of the foregoing;

      (g) an involuntary case or other proceeding shall be commenced against the Borrower or a Guarantor or any of their Consolidated

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Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under the Bankruptcy Code or any other bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against the Borrower or a Guarantor or any of their Consolidated Subsidiaries under the Bankruptcy Code;

      (h) the Borrower or a Guarantor shall default in its obligations under any Loan Document other than this Agreement beyond any applicable notice and grace periods;

      (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay under Title IV of ERISA, or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing, or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any Material Plan, or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated, or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $5,000,000 in the aggregate;

      (j) one or more final nonappealable judgments or decrees in an aggregate amount equal to or greater than six percent (6%) of Consolidated Tangible Net Worth as of such date shall be entered by a court or courts of competent jurisdiction against any of the Consolidated Businesses (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within sixty
(60) days (or bonded, vacated or satisfied within sixty (60) days after any stay is lifted) or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees;

      (k) (i) any Environmental Claim shall have been asserted against the Borrower, any Guarantor or any Environmental Affiliate, or (ii)

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any Release or disposal of any material amount of Material of Environmental
Concern shall have occurred, and such event is reasonably likely to form the basis of an Environmental Claim, against the Borrower, any Guarantor or any Environmental Affiliate, in the case of clauses (i) or (ii) above, if the existence of such condition has had or is reasonably likely to have a Material Adverse Effect;

      (l) At any time, (i) the State of California Public Employees' Retirement System ("Calpers") shall cease to directly or indirectly own at least 70% of each of (A) the equity interests in CalWest, (B) the stock of Cabot Trust, and
(C) the voting equity interests in the Borrower (other then preferred interests), or (ii) RREEF Management Company, or a Subsidiary or Affiliate controlled by RREEF Management Company, or another Person with experience in the management of industrial real estate reasonably acceptable to the Lead Agent, shall cease to be the manager of CalWest and manage the day-to-day operations of CalWest; or (m) the Borrower or a Guarantor shall fail to meet an exemption under the Plan Assets Regulations (as defined in ERISA) which would prevent the assets of the Borrower or a Guarantor from being subject to Title I of ERISA; or the Borrower or a Guarantor shall take any action, or omit to take any action, which gives rise to a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA) that could subject the Lead Agent and/or any Bank to any tax or penalty on prohibited transactions imposed under Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA;

then, and in every such event, the provisions of Section 6.2 shall be applicable.

      SECTION 6.2. Rights and Remedies. Upon the occurrence of any Event of Default described in Sections 6.1(f) or (g), the Commitments shall automatically terminate and the unpaid principal amount of, and any and all accrued interest on, the Obligations and any and all accrued fees and other Obligations hereunder shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower. Upon the occurrence and during the continuance of any other Event of Default, the Lead Agent may (and shall, at the instruction of the Required Banks) exercise any of its rights and remedies hereunder and by written

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notice to the Borrower, (i) declare the unpaid principal amount of and any and all accrued and unpaid interest on the Obligations and any and all accrued fees and other obligations hereunder to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind other than as provided in the Loan Documents (including, without limitation, valuation and appraisement, diligence, presentment, and notice of intent to demand or accelerate), all of which are hereby expressly waived by the Borrower, and/or (ii) terminate the Commitments. In addition, upon the occurrence and during continuance of any Event of Default, the Lead Agent may (and at the request of the Required Banks shall) require the Borrower to immediately deposit with the Lead Agent an amount of cash equal to all Letter of Credit Obligations, which amount will be held by the Lead Agent as collateral for the Obligations.

      SECTION 6.3. Notice of Default. If the Lead Agent shall not already have given any notice to the Borrower under Section 6.1, the Lead Agent shall give notice to the Borrower under Section 6.1 promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof. Upon obtaining actual knowledge of a Default or Event of Default, the Lead Agent and each Bank, as applicable, shall promptly deliver written notice thereof to, in the case of the Lead Agent's obtaining such knowledge, the other Banks, and in the case of a Bank's obtaining such knowledge, to the Lead Agent which will then deliver written notice to the other Banks.


                                  ARTICLE VII.

                                 THE LEAD AGENT

      SECTION 7.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Lead Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Lead Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. For the avoidance of doubt, "Documentation Agent" and "Syndication Agent" are merely titles hereunder, and each Bank that is the Documentation Agent or the Syndication Agent shall have no duties or obligations hereunder in its capacity as such, but shall have only those duties and obligations applicable to it in its capacity as a Bank hereunder.

      SECTION 7.2. Lead Agent and Affiliates. JPMorgan Chase Bank shall have the same rights and powers under this Agreement as any other

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

Bank and may exercise or refrain from exercising the same as though it were not the Lead Agent, and JPMorgan Chase Bank and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not the Lead Agent hereunder, and the term "Bank" and "Banks" shall include JPMorgan Chase Bank in its individual capacity.

      SECTION 7.3. Action by Lead Agent. The obligations of the Lead Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Lead Agent shall not be required to take any action with respect to any Default or Event of Default, except as expressly provided in Article VI.

      SECTION 7.4. Consultation with Experts. The Lead Agent may consult with legal counsel (who may be counsel for the Borrower or a Guarantor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

      SECTION 7.5. Liability of Lead Agent. Neither the Lead Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or, where required by the terms of this Agreement, all of the Banks, or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Lead Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder, (ii) the performance or observance of any of the covenants or agreements of the Borrower, (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Lead Agent or (iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. The Lead Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire or similar means) believed by it in good faith to be genuine or to be signed by the proper party or parties.

      SECTION 7.6. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Lead Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not

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reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement, the other Loan Documents or any action taken or omitted by such indemnitees hereunder.

      SECTION 7.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Lead Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Lead Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

      SECTION 7.8. Successor Lead Agent. The Lead Agent may resign at any time by giving thirty days notice thereof to the Banks and the Borrower. In addition,
(a) the Required Banks may remove the Lead Agent in the event of the Lead Agent's gross negligence or willful misconduct in the performance of its duties as Lead Agent hereunder and (b) the Required Banks (determined without the vote of the Lead Agent and its Bank Affiliates and without regard to the Commitments held by the Lead Agent and its Bank Affiliates) may remove the Lead Agent in the event that the aggregate Commitments of the Lead Agent and its Bank Affiliates (including any portion thereof subject to a participation) shall become less than $10,000,000. Upon any such resignation or removal of the Lead Agent, the Required Banks shall have the right to appoint a successor Lead Agent with the consent of the Borrower, provided that no Event of Default shall have occurred and be continuing. If in the case of a resigning Lead Agent no successor Lead Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Lead Agent gives notice of resignation, then the retiring Lead Agent may, on behalf of the Banks, appoint a successor Lead Agent, which shall be a commercial bank organized or licensed under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $5,000,000,000. Upon the acceptance of its appointment as the Lead Agent hereunder by a successor Lead Agent, such successor Lead Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Lead Agent, and the retiring Lead Agent shall be discharged from its duties and obligations hereunder first accruing or arising after the effective date of such retirement. After any retiring Lead Agent's resignation or removal hereunder as Lead

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Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Lead Agent.

      SECTION 7.9. Lead Agent's Fee. The Borrower shall pay to the Lead Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Lead Agent.

      SECTION 7.10. Copies of Notices. Lead Agent shall deliver to each Bank a copy of any notice sent to the Borrower by Lead Agent in connection with the performance of its duties as Lead Agent hereunder.


                                  ARTICLE VIII.

                             CHANGE IN CIRCUMSTANCES

      SECTION 8.1. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Borrowing or Money Market LIBOR Borrowing:

      (a) the Lead Agent determines that adequate and fair means do not exist for ascertaining the London Interbank Offered Rate; or

      (b) the Required Banks in the case of Euro-Dollar Loans or the applicable Bank or Designated Lender, as the case may be, in the case of Money Market LIBOR Loans, advises the Lead Agent that the Adjusted London Interbank Offered Rate or London Interbank Offered Rate, as the case may be, as determined by the Lead Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans or Money Market LIBOR Loans, as the case may be, for such Interest Period, then the Lead Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Lead Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans or Money Market LIBOR Loans, as the case may be, shall be suspended. Unless the Borrower notifies the Lead Agent at least two
(2) Domestic Business Days before the date of any Euro-Dollar Borrowing or Money Market LIBOR Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and
(ii) if such Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

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      SECTION 8.2. Illegality. If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any existing applicable law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office or Money Market Lending Office, as the case may be) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office or Money Market Lending Office, as the case may be) to make, maintain or fund its Euro-Dollar Loans or Money Market LIBOR Loans and such Bank shall so notify the Lead Agent, the Lead Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Lead Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans or Money Market LIBOR Loans shall be suspended. With respect to Euro-Dollar Loans, Money Market LIBOR Loans, before giving any notice to the Lead Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office, Money Market Lending office, as the case may be, if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans or Money Market LIBOR Loans (as the case may be) to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan or Money Market LIBOR Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan or Money Market LIBOR Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans or Money Market LIBOR Loan of the other Banks), and such Bank shall make such a Base Rate Loan.

      SECTION 8.3.  Increased Cost and Reduced Return.
                    ---------------------------------

      (a) If, after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the applicable Money Market Quote, in the case of any Money Market Loan or (z) the date of the request for a Letter of Credit, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental

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Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Federal Reserve Board (but excluding with respect to any Euro-Dollar Loan any such requirement reflected in an applicable Euro-Dollar Reserve Percentage)), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans or Money Market LIBOR Loans, its Note, any Letter of Credit or participations therein or its obligation to make Euro-Dollar Loans or Money Market LIBOR Loans or to issue, amend, renew, extend or participate in Letters of Credit, and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining or participating in any Euro-Dollar Loan, Money Market LIBOR Loan or Letter of Credit, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note or in respect of Letter of Credit (or participation therein) with respect thereto, by an amount deemed by such Bank to be material, then, within fifteen (15) days after demand by such Bank (with a copy to the Lead Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, and provided such Bank is generally exercising rights similar to those set forth in this Section 8.3(a) against other borrowers similarly situated to the Borrower, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

      (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to

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capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank (with a copy to the Lead Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, and provided such Bank is generally exercising rights similar to those set forth in this Section 8.3(b) against other borrowers similarly situated to the Borrower, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

      (c) Each Bank will promptly notify the Borrower and the Lead Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be prima facie evidence of the matters certified therein. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

      SECTION 8.4.  Taxes.
                    -----

      (a) Any and all payments by the Borrower to or for the account of any Bank or the Lead Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Lead Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Lead Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (and, if different from the jurisdiction of such Bank's Applicable Lending Office, the jurisdiction of the domicile of its Loans either established by the Bank pursuant to Section 9.12 or determined by the applicable taxing authorities) (all such nonexcluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or in connection with any Letter of Credit or participation therein to any Bank or the Lead Agent, (i) the sum payable shall be increased as necessary so that after making all

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required deductions (including deductions applicable to additional sums payable under this Section 8.4) such Bank or the Lead Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Lead Agent, at its address referred to in Section 9.1, the original or a certified copy of a receipt evidencing payment thereof.

      (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or in connection with any Letter of Credit or participation therein or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or in connection with any Letter of Credit or participation therein (hereinafter referred to as "Other Taxes").

      (c) The Borrower agrees to indemnify each Bank and the Lead Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.4) paid by such Bank or the Lead Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Any payment required under this indemnification shall be made within fifteen (15) days from the date such Bank or the Lead Agent (as the case may be) makes demand therefor.

      (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service Forms W-8ECI or W-8BEN, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first became a party to this Agreement or at any time thereafter (other than solely by reason of a change in United States law or a change in the terms of any treaty to which the United States is a party after the date hereof) indicates a United States interest withholding tax rate in excess of zero (or would have indicated such a withholding tax rate if such form had been submitted and completed accurately and completely and either was not submitted or was not completed accurately and completely), or if a Bank otherwise is subject to United States interest withholding tax at a rate in excess of zero at any time for any reason (other than solely by reason of a change in United States law or regulation or a change in any treaty to which the United States is a party

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after the date hereof), withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.4(a). In addition, any amount that otherwise would be considered "Taxes" or "Other Taxes" for purposes of this
Section 8.4 shall be excluded therefrom if the applicable Bank either has transferred the domicile of its Loans pursuant to Section 9.12 or changed the Applicable Lending Office with respect to such Loans and such amount would not have been incurred had such transfer or change not been made.

      (e) For any period with respect to which a Bank required to do so has failed to provide the Borrower with the appropriate form pursuant to Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(a) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required to be delivered hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

      (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.4, then (i) such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank or (ii) in the event that such Bank shall fail or refuse to change the jurisdiction of its Applicable Lending Office within twenty (20) Domestic Business Days after written notice from the Borrower and no Event of Default shall then exist, the Borrower shall have the right to either (A) designate an Assignee for such Bank reasonably acceptable to the Lead Agent, which Bank shall assign and transfer to such Assignee all of such Bank's rights and obligations under this Agreement at a purchase price mutually acceptable to such Bank and such Assignee or (B) prepay the principal amount outstanding under the Note held by such Bank, together with all accrued and unpaid interest thereon and all other sums owed by

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Borrower to such Bank hereunder and under the other Loan Documents, whereupon the Commitment of such Bank shall be reduced to zero.

      SECTION 8.5. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Sections 8.1 or 8.2 or (ii) any Bank has demanded compensation under
Section 8.3 or 8.4 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five (5) Euro-Dollar Business Days' prior notice to such Bank through the Lead Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

      (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks); and

      (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.


                                   ARTICLE IX.

                                  MISCELLANEOUS

      SECTION 9.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower, at its address or telecopy number set forth on the signature pages hereof, together with copies thereof to Orrick, Herrington & Sutcliffe LLP, Old Federal Reserve Bank Building, 400 Sansome Street, San Francisco, California 94111, Attention: William G. Murray, Jr., Esq., Telephone:
(415) 773-5807, Telecopy: (415) 773-5759; and in the case of the Lead Agent, Issuing Bank or Swing Lender, to it at JPMorgan Chase Bank, 270 Park Avenue, 31st Floor, New York, New York 10017, Attention: Marc E. Costantino, Telephone:
(212) 270-9554, Telecopy: (212) 270-3513, with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention: William Viets, Esq.,
Telephone: (212) 270-1268, Telecopy: (212) 270-2934, and a copy to Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, Attention: Stephen M. Miklus, Esq., Telephone: (617) 951-8364, Telecopy: (617) 951-8736; (y) in the
case of any Bank, at its address or telecopy number set forth on the signature pages hereof or in its Administrative Questionnaire; or (z) in the case of any

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party, such other address or telecopy number as such party may hereafter specify for the purpose by notice to the Lead Agent, the Banks and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telecopy, when the sender receives confirmation that such telecopy has been transmitted to the telecopy number specified in this Section, (ii) if given by United States mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Lead Agent under Article II or Article VIII shall not be effective until received.

      SECTION 9.2. No Waivers. No failure or delay by the Lead Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 9.3.  Expenses: Indemnification.
                    -------------------------

      (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Lead Agent (including, without limitation, reasonable fees and disbursements of special counsel Bingham Dana LLP, local counsel for the Lead Agent, and travel, site visits, third party reports, mortgage recording taxes and environmental and engineering expenses), in connection with the preparation and administration of this Agreement, the other Loan Documents and the documents and instruments referred to therein, the syndication of the Loans, any waiver or consent hereunder or any amendment or modification hereof or any Default, Event of Default or alleged Default or Event of Default and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Lead Agent and each Bank, including, without limitation, reasonable fees and disbursements of counsel for the Lead Agent and the Banks, in connection with the enforcement of the Loan Documents and the instruments referred to therein and such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

      (b) The Borrower agrees to indemnify the Lead Agent and each Bank, their respective Affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the

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reasonable fees and disbursements of counsel and settlements and settlement costs, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan Documents or the execution, delivery or performance of any Loan Document (including, without limitation, the Borrower's actual or proposed use of proceeds of the Loans or use of any of the Letters of Credit, whether or not in compliance with the provisions hereof), (ii) any violation by the Borrower or the Environmental Affiliates of any applicable Environmental Law, (iii) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Borrower or any of the Environmental Affiliates, including, without limitation, all onsite and offsite activities involving Material of Environmental Concern, (iv) the breach of any environmental representation or warranty set forth herein, (v) the grant to the Lead Agent and the Banks of any Lien on any property or assets of the Borrower or any stock or other equity interest in the Borrower, and (vi) the exercise by the Lead Agent and the Banks of their rights and remedies (including, without limitation, foreclosure) under any agreements creating any such Lien (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements to the extent incurred by reason of (i) the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction or (ii) any investigative, administrative or judicial proceeding imposed or asserted against any Indemnitee by any bank regulatory agency or by any equity holder of such Indemnitee). The Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

      (c) The Borrower shall pay, and hold the Lead Agent and each of the Banks harmless from and against, any and all present and future United States stamp, intangible, recording, transfer and other similar taxes with respect to the foregoing matters and hold the Lead Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes.

      SECTION 9.4. Sharing of Set-Offs. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the

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continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final), other than deposits held for the benefit of third parties, and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the obligations of the Borrower then due and payable to such Bank under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in obligations purchased by such Bank. Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes. The Borrower agrees, to the fullest extent that it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

      SECTION 9.5. Amendments and Waivers. Any provision of this Agreement, the Notes or other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Lead Agent or an Issuing Bank are affected thereby, by the Lead Agent or such Issuing Bank, as the case may be); provided that no such amendment or waiver shall (i) increase the Commitment of any Bank without the written consent of such Bank, (ii) reduce the principal amount of any Loan or Reimbursement Obligation or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Bank affected thereby, (iii) postpone the scheduled date of payment of the principal

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amount of any Loan or Reimbursement Obligation, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, or extend the scheduled expiration date of any Letter of Credit to a date later than the Maturity Date, without the written consent of each Bank affected thereby, (iv) change Section 9.4 in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Bank,
(v) change any of the provisions of this Section or the definition of "Required Banks" or any other provision hereof specifying the number or percentage of Banks required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Bank or (vi) release any Guaranty, except as permitted in Section 5.20(b), without the written consent of each Bank.

      In addition, no such amendment or waiver shall, unless signed by the Swing Lender and each other Bank affected thereby, increase the Swing Loan Commitment, postpone the date fixed for the termination of the Swing Loan Commitment or otherwise affect any of its rights or obligations hereunder relating to the Swing Loan Commitment or the Swing Loans.

      Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Designating Lender on behalf of its Designated Lender affected thereby, (a) subject such Designated Lender to any additional obligations, (b) reduce the principal of, interest on, or other amounts due with respect to, the Designated Lender Note made payable to such Designated Lender, or (c) postpone any date fixed for any payment of principal of, or interest on, or other amounts due with respect to, the Designated Lender Note made payable to the Designated Lender.

      SECTION 9.6.  Successors and Assigns.
                    ----------------------

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights or obligations under this Agreement or the other Loan Documents without the prior written consent of all Banks (and any such assignment or transfer without such consent shall be null and void).

      (b) Any Bank may at any time grant to one or more banks or other entities (each a "Participant") participating interests in its Commitment or any or all of its Loans or Letters of Credit (or participations therein) without the consent of or notice to the Borrower or the Lead Agent. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Lead Agent, such Bank shall

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remain responsible for the performance of its obligations hereunder, and the
Borrower and the Lead Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii) or (iv) of Section 9.5 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of
Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

      (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all (in minimum amounts of not less than Five Million Dollars ($5,000,000) unless (i) the proposed assignment is of such Bank's entire remaining amount of its Commitment or (ii) the proposed Assignee is an existing Bank or a Bank Affiliate, in which case there shall be no minimum assignment amount), of its rights and obligations under this Agreement, the Notes, the Letters of Credit and the other Loan Documents, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit B attached hereto executed by such Assignee and such transferor Bank, with (and subject to) the consent of the Lead Agent and, provided no Event of Default shall have occurred and be continuing, the Borrower, which consent in either case shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, (x) consent of neither the Lead Agent nor the Borrower shall be required for an assignment to an existing Bank or a Bank Affiliate and (y) so long as no Event of Default shall have occurred and be continuing, the Lead Agent shall not, without the consent of the Required Banks, make any assignment that would cause its Commitment and those of its Bank Affiliates (including any portion thereof subject to a participation) to be less than $10,000,000 in the aggregate. Consent of the Borrower shall be deemed to have been given if the Borrower fails to object to a proposed assignment within five (5) Domestic Business Days of its receipt of a request for approval. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such

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transferor Bank and such Assignee, such Assignee shall be a Bank party to this
Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Lead Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note or Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Lead Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States or a state thereof, it shall deliver to the Borrower and the Lead Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4.

      (d) Any Bank (each, a "Designating Lender") may at any time designate one Designated Lender to fund Money Market Loans on behalf of such Designating Lender subject to the terms of this Section 9.6(d), and the provisions of Sections 9.6(b) and (c) shall not apply to such designation. No Bank may designate more than one (1) Designated Lender at a time. The parties to each such designation shall execute and deliver to the Lead Agent for its acceptance a Designation Agreement in the form of Exhibit F hereto. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Lead Agent will accept such Designation Agreement and will give prompt notice thereof to the Borrower, whereupon, (i) the Borrower shall execute and deliver to the Designated Lender a Designated Lender Note payable to the order of the Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right (subject to the provisions of Section 2.1(c)) to make Money Market Loans on behalf of its Designating Lender pursuant to Section 2.1(c) after the Borrower has accepted a Money Market Loan (or portion thereof) of the Designating Lender, and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrower, the Lead Agent and the Banks for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without

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limitation, any indemnification obligations under Section 7.6 hereof and any sums otherwise payable to the Borrower by the Designated Lender. Each Designating Lender shall serve as the administrative agent of the Designated Lender and shall on behalf of, and to the exclusion of, the Designated Lender:
(i) receive any and all payments made for the benefit of the Designated Lender; and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as administrative agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding upon the Designated Lender to the same extent as if signed by the Designated Lender on its own behalf. The Borrower, the Lead Agent, and the Banks may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender or otherwise in accordance with the provisions of Section 9.6(b) and (c). The Lead Agent hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (i) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (ii) the Maturity Date.

      (e) Any Bank may at any time assign all .or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

      (f) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

      (g) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.6, disclose to the assignee or

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participant or proposed assignee or participant, any information relating to the
Borrower, the Guarantors or any of their respective Affiliates furnished to such Bank by the Lead Agent or by or on behalf of the Borrower, the Guarantors or any of their respective Affiliates (the "Information"). Each of the Lead Agent and the Banks agrees to maintain the confidentiality of the Information, except that Information may be disclosed (a) upon the occurrence and during the continuance of an Event of Default, (b) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel, and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (c) to the extent requested by any regulatory authority, (d) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (e) to any other party to this Agreement,
(f) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (g) subject to an agreement containing provisions substantially the same as those of this paragraph, to (i) any assignee or participant in, or prospective assignee of, or participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (h) with the consent of the Borrower, not to be unreasonably withheld, or (i) to the extent that such Information (x) becomes publicly available other than as a result of a breach of this paragraph, or (y) becomes available to the Lead Agent or any Bank on a non-confidential basis from a source other than the Borrower.

      SECTION 9.7.  Governing Law; Submission to Jurisdiction.
                    -----------------------------------------

      (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

      (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents to the service of process out of any of the

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aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth below. The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Lead Agent, any Bank or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

      SECTION 9.8. Marshaling; Recapture. Neither the Lead Agent nor any Bank shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent any Bank receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under the Bankruptcy Code or any other bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Bank as of the date such initial payment, reduction or satisfaction occurred.

      SECTION 9.9. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Lead Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Lead Agent in form satisfactory to it of telegraphic or other written confirmation from such party of execution of a counterpart hereof by such party).

      SECTION 9.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE LEAD AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      SECTION 9.11. Survival. All indemnities set forth herein (including, without limitation, Sections 2.12, 8.3 and 8.4) shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder.

      SECTION 9.12. Domicile of Loans and Letters of Credit. Subject to the provisions of Article VIII, each Bank may transfer and carry its Loans and Letters of Credit (and participations therein) at, to or for the account of any domestic or foreign branch office, Subsidiary or Affiliate of such Bank.

      SECTION 9.13. Limitation of Liability. No claim may be made by the Borrower or any other Person against the Lead Agent or any Bank or the Affiliates, directors, officers, employees, attorneys or agent of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

      SECTION 9.14.  Additional Commitment.
                     ---------------------

      (a) Borrower shall have a one time right to request that the Lead Agent obtain additional Commitments (the "Subsequent Additional Commitments") which shall be in the minimum additional aggregate amount of Ten Million Dollars ($10,000,000) so that the Maximum Facility Amount is equal to an amount up to Four Hundred Million Dollars ($400,000,000) (such amount, the "Target Facility Amount"), which request shall be made by the Borrower giving written notice (the "Subsequent Additional Commitment Notice") to the Lead Agent no later than the date that is the twenty-four month anniversary of the Closing Date (the "Syndication Expiration Date") setting forth such details with respect thereto as are reasonably requested by the Lead Agent (including, without limitation, the amount (the "Subsequent Additional Commitment Amount") by which the Maximum Facility Amount is to be increased). Upon receipt of such request, the Lead Agent shall use commercially reasonable efforts, with the assistance of the Borrower, to arrange a syndicate of Banks with Commitments (including the Initial

Commitments), aggregating the Target Facility Amount within sixty (60) days after the Syndication Expiration Date. Notwithstanding anything to the contrary contained herein no Bank shall be obligated to increase the amount of its Commitment to an amount that is greater than such Bank's Initial Commitment. The Borrower's right to request additional Commitments pursuant to this Section 9.14 shall be contingent upon payment of fees to be agreed upon by the Borrower and the Lead Agent at such time and there being no Default or Event of Default at the time of such request up to the time of the funding of any Subsequent Additional Commitments.

      (b) Subsequent Additional Commitments shall be offered pro rata to the Banks party hereto as of the date of the Subsequent Additional Commitment Notice. Each Bank (each, an "Accepting Bank") that accepts such additional amount within fifteen (15) days after receipt of an offer from the Lead Agent therefor may increase its Commitment by a maximum amount (each, a "Commitment Increase") equal to the product of (x) the Subsequent Additional Commitment Amount times (y) the percentage that such Bank's Initial Commitment bears to the Available Facility as of the Closing Date. If any Bank (each, a "Declining Bank") shall not accept such additional amount within fifteen (15) days after receipt of an offer therefor from the Lead Agent, (i) such Declining Bank's Commitment shall remain at an amount equal to its Initial Commitment and (ii) the Borrower may request (x) any Accepting Bank to further increase its Commitment by an amount equal to all or any portion of an aggregate amount equal to each Declining Bank's Commitment Increase or (y) the Lead Agent to submit a list of proposed bank syndicate members that are not party to this Agreement as of the date of such request to the Borrower for its review and approval (which approval shall not be unreasonably withheld or delayed) in order to obtain additional Commitments such that the Maximum Facility Amount is equal to the Target Facility Amount; provided, however, notwithstanding anything to the contrary contained herein, (i) no Bank shall be obligated to increase the amount of its Commitment to an amount that is greater than such Bank's Initial Commitment and (ii) the Banks shall not be obligated to increase the Maximum Facility Amount to an amount that is greater than the Maximum Facility Amount as of the Closing Date. From and after the Syndication Expiration Date, the Lead Agent shall have no further obligation to syndicate the Facility or to obtain or accept any additional Commitments.

      SECTION 9.15. CMBS Borrowers. The Borrower has informed the Lead Agent and the Banks that CalWest intends to form the CMBS Borrowers to enter into the CMBS Transaction. The Borrower has further informed the Lead Agent and the Banks that the CMBS Borrowers would be special-purpose entities whose assets and liabilities would not be substantively consolidated with the assets of the Borrower or CalWest in the event of a bankruptcy, and that CalWest will be obtaining a legal opinion to such effect from its counsel. The Lead Agent and the Banks acknowledge and agree that if the CMBS Borrowers are so formed, and so long as the CMBS Transaction is in effect and none of the CMBS Borrowers is the Borrower or a Guarantor, (a) the Lead Agent and the Banks will not take any action to seek or support a substantive consolidation of the CMBS Borrowers into the Borrower or CalWest in case of a bankruptcy of the Borrower or CalWest or otherwise and (b) the payment and performance of the Obligations shall not be an obligation of the CMBS Borrowers and the Lead Agent and the Banks shall not have recourse to the assets of the CMBS Borrowers for payment of the Obligations; provided that the foregoing shall not be deemed to limit the recourse of the Lead Agent and the Banks to CalWest's direct or indirect equity interests in the CMBS Borrowers.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              CABOT INDUSTRIAL PROPERTIES, L.P., a Delaware limited partnership

                              By: Cabot Industrial Trust, a Maryland
                                  real estate investment trust, its
                                  general partner



                              By: /s/ Christopher L. Hughes
                                  -----------------------------------------
                              Name:  Christopher L. Hughes
                              Title: Vice President

                              Address for Notices:
                              c/o RREEF America, LLC
                              6759 Sierra Court, Suite E
                              Dublin, CA  94568
                              Attention:  Eric Russell
                              Telecopy:  (925) 556-5590

                              JPMORGAN CHASE BANK, as Lead Agent,
                              Swing Lender, Issuing Bank and a Bank



                              By: /s/ Marc E. Costantino
                                  -----------------------------------------
                              Name:  Marc E. Costantino
                              Title: Vice President


                              Commitment:
                              $28,000,000

                              BANK OF AMERICA, N.A., as Syndication
                              Agent and a Bank



                              By: /s/ Megan McBride
                                  -----------------------------------------
                              Name:  Megan McBride
                              Title: Principal


                              Commitment:
                              $26,000,000


                              Address for Notices:
                              Bank of America, N.A.
                              231 South LaSalle Street
                              Mail Code IL1-231-12-18
                              Chicago, Illinois 60697
                              Attn:  Megan McBride
                              Telecopy: (312) 974-4970

                              BANK ONE, N.A., as Syndication Agent
                              and a Bank



                              By: /s/  Scott S. Solis
                                  -----------------------------------------
                              Name:  Scott S. Solis

                              Title: Associate Director


                              Commitment:
                              $26,000,000


                              Address for Notices:
                              Bank One, N.A.
                              1 Bank One Plaza
                              14th Floor
                              Mail Code IL1-0315
                              Chicago, Illinois 60670
                              Attn:  Scott Solis
                              Telecopy: (312) 732-5939

                              FLEET NATIONAL BANK, as
                              Documentation Agent and a Bank



                              By: /s/  Michael A. Laverty
                                  -----------------------------------------
                              Name:  Michael A. Laverty
                              Title: Senior Vice President


                              Commitment:
                              $26,000,000


                              Address for Notices:
                              Fleet National Bank
                              111 Westminster Street
                              8th Floor
                              Providence, RI 02903
                              Attn:  Michael Laverty
                              Telecopy: (401) 278-3674

                              COMMERZBANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES, as
                              Documentation Agent and a Bank



                              By: /s/ E. Marcus Perry
                                  -----------------------------------------
                              Name:  E. Marcus Perry
                              Title: Assistant Vice President



                              By: /s/ David Buettner
                                  -----------------------------------------
                              Name:  David Buettner
                              Title:  Assistant Vice President


                              Commitment:
                              $26,000,000


                              Address for Notices:
                              Commerzbank AG
                              2 World Financial Center
                              New York, New York 10281
                              Attn:  Marcus Perry
                              Telecopy: (212) 266-7646

                              AMSOUTH BANK



                              By: /s/  Robert Blair
                                  -----------------------------------------
                              Name:  Robert Blair
                              Title: Vice President


                              Commitment:
                              $21,000,000


                              Address for Notices:
                              AmSouth Bank
                              1900 5th Avenue North
                              9th Floor
                              Birmingham, Alabama 35203
                              Attn:  Robert Blair
                              Telecopy: (205) 326-4075

                              THE BANK OF NEW YORK, INC.



                              By: /s/ David V. Fowler
                                  -----------------------------------------
                              Name:  David V. Fowler
                              Title: Vice President


                              Commitment:
                              $21,000,000


                              Address for Notices:
                              The Bank of New York
                              1 Wall Street
                              21st Floor
                              New York, New York 10286
                              Attn:  David Fowler
                              Telecopy: (212) 809-9526

                              DRESDNER BANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES


                              By: /s/ Maureen Slentz
                                  -----------------------------------------
                              Name:  Maureen Slentz
                              Title: Director



                              By: /s/ Curt Steiner
                                  -----------------------------------------
                              Name:  Curt Steiner

                              Title: Associate


                              Commitment:
                              $21,000,000


                              Address for Notices:
                              Dresdner Bank AG
                              190 South LaSalle Street
                              Suite 2700
                              Chicago, Illinois 60603
                              Attn: Maureen Slentz
                              Telecopy: (312) 444-1301

                              KEYBANK, N.A.



                              By: /s/ John Scott
                                  -----------------------------------------
                              Name:  John Scott
                              Title: Assistant Vice President


                              Commitment:
                              $21,000,000


                              Address for Notices:
                              Key Bank, N.A.
                              127 Public Square
                              Mail Code OH-01-27-0839
                              Cleveland, Ohio  44114
                              Attn:  John Scott
                              Telecopy:  (216) 689-4997

                              LASALLE BANK NATIONAL ASSOCIATION



                              By: /s/ Klay Schmeisser
                                  -----------------------------------------
                              Name:  Klay Schmeisser
                              Title: Vice President


                              Commitment:
                              $21,000,000


                              Address for Notices:
                              LaSalle Bank, National Association
                              135 South LaSalle Street
                              Suite 1225
                              Chicago, Illinois 60603
                              Attn:  Klay Schmeisser
                              Telecopy: ________________

                              PNC BANK, NATIONAL ASSOCIATION



                              By: /s/ Michael E. Smith
                                  -----------------------------------------
                              Name:  Michael E. Smith
                              Title: Vice President


                              Commitment:
                              $21,000,000


                              Address for Notices:
                              PNC Bank, N.A.
                              1 PNC Plaza
                              249 5th Avenue
                              19th Floor
                              Pittsburgh, Pennsylvania 15222
                              Attn:  Michael Smith
                              Telecopy: (412) 762-6500

                              SOUTHTRUST BANK



                              By: /s/ Ronald A. Brantley, II
                                  -----------------------------------------
                              Name:  Ronald A. Brantley, II
                              Title: Commercial Loan Officer


                              Commitment:
                              $21,000,000


                              Address for Notices:
                              SouthTrust Bank
                              420 North 20th Street
                              11th Floor
                              Mail Code A-001-TR-1105
                              Birmingham, Alabama
                              Attn:  Ronnie Brantley
                              Telecopy: (205) 254-8270

                              WELLS FARGO BANK, NATIONAL ASSOCIATION



                              By: /s/ John T. Mead, Jr.
                                  -----------------------------------------
                              Name:  John T. Mead, Jr.
                              Title: Vice President


                              Commitment:
                              $21,000,000


                              Address for Notices:
                              Wells Fargo Bank, National Association
                              Real Estate Finance Group
                              225 West Wacker Drive
                              Suite 2550
                              Chicago, Illinois 60606
                              Attn:  Milda S. Roszkiewicz
                              Telecopy: (312) 782-0969

                                    EXHIBIT A

                                      NOTE
                                      ----


$________________                                             February ___, 2002


      For value received, CABOT INDUSTRIAL PROPERTIES, L.P., a Delaware limited partnership (the "Borrower"), promises to pay to the order of ____________________ (the "Bank"), for the account of its Applicable Lending Office, ______________________ DOLLARS ($___________), or if less, the aggregate unpaid principal amount of the Loans made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Lead Agent under the Credit Agreement (as defined below).

      All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

      This Note is one of the [Notes/Designated Lender Notes] referred to in the Revolving Credit Agreement, dated as of February ___, 2002, among the Borrower, JPMorgan Chase Bank, as Swing Lender, Issuing Bank and Lead Agent, Bank of America, N.A. and Bank One, NA, as Syndication Agents, Fleet National Bank and Commerzbank Aktiengesellschaft, as Documentation Agents, and the Banks party thereto (as the same may be amended from time to time, the "Credit Agreement"). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement. The terms and conditions of the Credit Agreement are hereby incorporated in their entirety by reference as though fully set forth herein. Upon the occurrence of certain Events of Default as more particularly described in the Credit Agreement, the unpaid principal amount evidenced by this Note shall become, and upon the occurrence and during the continuance of certain other Events of Default, such unpaid principal amount may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

      The Borrower has the right in certain circumstances and the obligation in certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

      No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

      The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the date first written above.

                              CABOT INDUSTRIAL PROPERTIES, L.P., a
                              Delaware limited partnership

                                By: Cabot Industrial Trust, a
                                    Maryland real estate investment
                                    trust, its general partner



                                    By: ______________________________
                                      Name:
                                      Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

                                         Amount of
                Amount of   Type of      Principal
    Date          Loan         Loan       Repaid      Maturity  Notation



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                                      A-3

                                    EXHIBIT B

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------


      This Assignment and Assumption Agreement (this "Assignment") is dated as of _________ ___, ______ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), [CABOT INDUSTRIAL PROPERTIES, L.P. (the "Borrower") and JPMORGAN CHASE BANK, as Lead Agent (the "Lead Agent")].


                             W I T N E S S E T H
                             -------------------


      WHEREAS, this Assignment relates to the Revolving Credit Agreement dated as of February ___, 2002 (as amended from time to time, the "Credit Agreement") among the Borrower, the Assignor, JPMorgan Chase Bank as Swing Lender, Issuing Bank and Lead Agent, Bank of America, N.A. and Bank One, NA, as Syndication Agents, Fleet National Bank and Commerzbank Aktiengesellschaft, as Documentation Agents, and the other Banks party thereto;

      WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $_________________ and to reimburse the Issuing Bank for drawings on Letter of Credit;

      WHEREAS, Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $______________ are outstanding at the date hereof; and

      WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $________________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

      SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

      SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Lead Agent and the payment of the amounts specified in Section 3 hereof required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights, and be obligated to perform the obligations, of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

      SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.(1) It is understood that facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

      SECTION 4. Consent of the Borrower and the Lead Agent. [This Agreement is conditioned upon the written consent of the Borrower and the consent of the Lead Agent pursuant to Section 9.6(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Lead Agent is evidence of the required consents.] Pursuant to Section 9.6(c) the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

      SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or

---------------

      /1/ The amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

statements of the Borrower or any Guarantor, or the validity and enforceability of the obligations of the Borrower or any Guarantor in respect of the Credit Agreement or any Note or any other Loan Document. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower and each Guarantor.

      SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the external laws of the State of New York.

      SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    [ASSIGNOR]



                                    By:_________________________________
                                     Name:
                                     Title:


                                    [ASSIGNEE]



                                    By:_________________________________
                                     Name:
                                     Title:


                                    JPMORGAN CHASE BANK, as Lead Agent



                                    By:_________________________________
                                     Name:
                                     Title:


CONSENTED TO
------------
[IF REQUIRED]:
------------

CABOT INDUSTRIAL PROPERTIES,
L.P.

By: Cabot Industrial Trust, its general
      partner


By: ___________________________________
 Name:
 Title:

                                    EXHIBIT C

                           MONEY MARKET QUOTE REQUEST
                           --------------------------


[Date]

To:   JPMorgan Chase Bank

From: Cabot Industrial Properties, L.P. ("Borrower")

Re: Revolving Credit Agreement (as amended from time to time, the "Credit Agreement"), dated as of February ___, 2002 among Borrower, JPMorgan Chase Bank as Swing Lender, Issuing Bank and Lead Agent, Bank of America, N.A. and Bank One, NA, as Syndication Agents, Fleet National Bank and Commerzbank Aktiengesellschaft, as Documentation Agents, and the Banks party thereto


      We hereby give notice pursuant to Section 2.1(c)(ii) of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing: _______________________

Principal Amount(2)                     Interest Period(3)
----------------                        ---------------

$


      Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

      The funding of Money Market Loans made in connection with this Money Market Quote Request [may/may not] be made by Designated Lenders.

      We hereby certify that no Default or Event of Default has occurred and is continuing, or would result from such Money Market Borrowing(s).

---------------

      /2/ Amount must be $5,000,000 or a larger integral multiple of $500,000.

      /3/ Not less than one month (LIBOR Auction) or not less than 14 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period. Capitalized terms used herein without being defined herein have the meanings assigned to them in the Credit Agreement.

      Capitalized terms used herein wityhout being defined herein have the meanings assigned to them in the Credit Agreement.

                                 CABOT INDUSTRIAL PROPERTIES, L.P., a
                                 Delaware limited partnership

                                    By: Cabot Industrial Trust, a Maryland
                                    real estate investment trust, its
                                    general partner



                                    By: ______________________________
                                     Name:
                                     Title:

                                    EXHIBIT D

                       INVITATION FOR MONEY MARKET QUOTES
                       ----------------------------------


To:   [Name of Bank]

Re: Invitation for Money Market Quotes to Cabot Industrial Properties, L.P. (the "Borrower")


      Pursuant to Section 2.1(c)(iii) of the Revolving Credit Agreement, dated as of February ___, 2002 among Borrower, JPMorgan Chase Bank, as Swing Lender, Issuing Bank and Lead Agent, Bank of America, N.A. and Bank One, NA, as Syndication Agents, Fleet National Bank and Commerzbank Aktiengesellschaft, as Documentation Agents, and the Banks party thereto (as amended from time to time, the "Credit Agreement"), we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):


Date of Borrowing: ____________________

Principal Amount                         Interest Period
----------------                         ---------------

$



      Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

      Please respond to this invitation by no later than 10:00 A.M. (New York City time) on [date].

      Capitalized terms used herein without being defined herein have the meanings assigned to them in the Credit Agreement.

                                    JPMORGAN CHASE BANK, as Lead Agent



                                    By: ________________________________
                                          Authorized Officer

                                    EXHIBIT E

                               MONEY MARKET QUOTE
                               ------------------


To:   JPMorgan Chase Bank ("Lead Agent")

Re:   Money Market Quote to Cabot Industrial Properties, L.P. (the "Borrower")


      In response to your invitation on behalf the Borrower dated ____________, 200___, we hereby make the following Money Market Quote on the following terms:



1.    Quoting Bank: ______________________________________________

2.    Person to contact at Quoting Bank: ___________________________

3.    Date of Borrowing _________________________________________*

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

   Principal          Interest         Money Market
    Amount**         Period***         [Margin****]       [Absolute Rate*****]
   ---------         ---------         ------------       --------------------

$





      [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed
$________________.]**

      We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Revolving Credit Agreement, dated as of February ___, 2002 among Borrower, JPMorgan Chase Bank as Swing Lender, Issuing Bank and Lead Agent, Bank of America, N.A. and Bank One, NA, as Syndication Agents, Fleet National Bank and Commerzbank Aktiengesellschaft, as Documentation Agents, and the Banks party thereto (as amended from time to time, the "Credit Agreement"), irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

      Capitalized terms used herein without being defined herein have the meanings assigned to them in the Credit Agreement.

                                    Very truly yours,

                                    [NAME OF BANK]



Dated:________________________      By:___________________________
                                           Authorized Officer

                                    EXHIBIT F

                              DESIGNATION AGREEMENT
                              ---------------------

                            Dated ____________, 200_


      Reference is made to that certain Revolving Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of February ___, 2002 among Cabot Industrial Properties, L.P. (the "Borrower"), JPMorgan Chase Bank (the "Lead Agent"), as Swing Lender, Issuing Bank and Lead Agent, Bank of America, N.A. and Bank One, NA, as Syndication Agents, Fleet National Bank and Commerzbank Aktiengesellschaft, as Documentation Agents, and the Banks party thereto. Capitalized terms used herein without being defined herein have the meanings assigned to them in the Credit Agreement.

      [NAME OF DESIGNOR] (the "Designor"), [NAME OF DESIGNEE] (the "Designee"), the Lead Agent and the Borrower agree as follows:

      1. The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Money Market Loans pursuant to
Section 2.1(c) of the Credit Agreement. Any assignment by Designor to Designee of its rights to make a Money Market Loan pursuant to such Section 2.1(c) shall be effective at the time of the funding of such Money Market Loan and not before such time.

      2. Except as set forth in Section 7 below, the Designor makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto or (b) the financial condition of the Borrower or Guarantors or the performance or observance by the Borrower or Guarantors of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

      3. The Designee (a) confirms that it has received a copy of each Loan Document or any other instrument or document furnished pursuant thereto, together with copies of the financial statements referred to in Section 4.4 of the Credit Agreement and delivered pursuant to Section 5.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement, (b) agrees that it will, independently and without reliance upon the Lead Agent, the Designor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document, (c) confirms that it is a Designated Lender, (d) appoints and authorizes the Lead Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Lead Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, and (e) agrees to be bound by each and every provision of each Loan Document and further agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank, subject to Section 9.6(d) of the Credit Agreement.

      4. The Designee hereby appoints the Designor as the Designee's agent and attorney in fact, and grants to the Designor an irrevocable power of attorney, to receive payments made for the benefit of Designee under the Credit Agreement, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on the Designee's behalf all rights to vote and to grant and make approvals, waivers, consents or amendments to or under the Credit Agreement or other Loan Documents, subject to Section 9.5 of the Credit Agreement. Any document executed by the Designor on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrower, the Lead Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

      5. Following the execution of this Designation Agreement by the Designor and the Designee, it will be delivered to the Lead Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of receipt hereof by the Lead Agent, unless otherwise specified on the signature page hereto.

      6. The Lead Agent hereby agrees that it will not institute against the Designee or join any other Person in instituting against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (i) one year and one day after the payment in full of the latest maturing commercial paper note issued by the Designee and (ii) the Maturity Date.

      7. The Designor unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee (except as set forth in Section 8 below), in its capacity as such, in any way relating to or arising out of this Designation Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder; provided that the Designor shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

      8. Upon such acceptance and recording by the Lead Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right (subject to the provisions of Section 2.1(c)(ii)(E) and Section 2.1(c)(viii) of the Credit Agreement) to make Money Market Loans as a Bank pursuant to Section 2.1(c) of the Credit Agreement and the rights and obligations of a Bank related thereto; provided, however, that the Designee shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of the Designee which is not otherwise required to repay obligations of the Designee which are then due and payable. Notwithstanding the foregoing, the Designor, as administrative agent for the Designee, shall be and remain obligated to the Borrower, the Lead Agent and the Banks for each and every one of the obligations of the Designee and the Designor with respect to the Credit Agreement, including, without limitation, any indemnification obligations under Section 7.6 of the Credit Agreement and any sums otherwise payable to the Borrower by the Designee.

      9. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

      10. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

      IN WITNESS WHEREOF, the Designor and the Designee, intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

Effective Date:

_________________, 200__


                                    [NAME OF DESIGNOR], as Designor



                                    By:_________________________________
                                    Title:______________________________


                                    [NAME OF DESIGNEE] as Designee



                                    By:_________________________________
                                    Title:______________________________

                                    Applicable Lending Office (and address for notices):

                                                [ADDRESS]

Accepted this ____ day
of ____________, 200__

JPMORGAN CHASE BANK, as Lead Agent



By:_________________________________
Title:______________________________

                                    EXHIBIT G

                               GUARANTY OF PAYMENT
                               -------------------


      This GUARANTY OF PAYMENT (this "Guaranty"), is made as of __________ ___, ____, between [NAME OF GUARANTOR], a ____________ _____________, having an address at _________________ ("Guarantor"), and JPMORGAN CHASE BANK, a New York banking corporation, having an office at 270 Park Avenue, New York, New York 10017, as agent ("Lead Agent") for the Banks under that certain Revolving Credit Agreement dated as of February ___, 2002 (as the same may be amended, modified, supplemented or restated, the "Credit Agreement") among Cabot Industrial Properties, L.P., a Delaware limited partnership ("Borrower"), JPMorgan Chase Bank as Swing Lender, Issuing Bank and Lead Agent, Bank of America, N.A. and Bank One, NA, as Syndication Agents, Fleet National Bank and Commerzbank Aktiengesellschaft, as Documentation Agents, and the Banks party thereto. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.


                             W I T N E S S E T H:
                             - - - - - - - - - -


      WHEREAS, the Banks have agreed to make loans and other extensions of credit to Borrower in the aggregate principal amount not to exceed Three Hundred Million Dollars ($300,000,000), as such amount may be increased pursuant Section
9.14 of the Credit Agreement (hereinafter collectively referred to as the "Loans");

      WHEREAS, Guarantor is a Subsidiary of [Borrower/CalWest]; and

      WHEREAS, in order to induce the Lead Agent and the Banks to enter into the Loan Documents, Guarantor has agreed to enter into this Guaranty;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Guarantor, on behalf of itself and its successors and assigns, hereby irrevocably, absolutely and unconditionally guaranties the full and punctual payment when due, whether at stated maturity or otherwise, of all Obligations of Borrower now or hereafter existing under the Notes and the Credit Agreement, for principal and interest as well as any and all other amounts due thereunder, including, without limitation, all indemnity obligations of Borrower thereunder, and any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Lead Agent or the Banks in enforcing their rights under this Guaranty (all of the foregoing obligations being the "Guaranteed Obligations"). Guarantor's guaranty hereunder is joint and several with all other guarantors issuing guaranties pursuant to the Credit Agreement. The obligations of Guarantor hereunder are independent of the obligations of any other guarantor or Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against any other guarantor or Borrower and whether or not any other guarantor or Borrower be joined in any such action or actions.

      2. It is agreed that the Guaranteed Obligations are primary obligations and this Guaranty shall be enforceable against Guarantor and its successors and assigns without the necessity for any suit or proceeding of any kind or nature whatsoever brought by the Lead Agent against Borrower or its respective successors or assigns or any other party or against any security for the payment and performance of the Guaranteed Obligations and without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Guaranty or of any notice or demand to which Guarantor might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of any security, release of any security, imposition or agreement arrived at as to the amount of or the terms of the Guaranteed Obligations, notice of adverse change in Borrower's financial condition and any other fact which might materially increase the risk to Guarantor), all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by the Lead Agent against Borrower or its respective successors or assigns, any of the rights or remedies reserved to the Lead Agent pursuant to the provisions of the Loan Documents. Guarantor agrees that any notice or directive given at any time to the Lead Agent which is inconsistent with the waiver in the immediately preceding sentence shall be void and may be ignored by the Lead Agent, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Lead Agent has specifically agreed otherwise in a writing, signed by a duly authorized officer. Guarantor specifically acknowledges and agrees that the foregoing waivers are of the essence of this transaction and that, but for this Guaranty and such waivers, the Lead Agent and the Banks would decline to execute or accept the Loan Documents.

      3. Guarantor waives, and covenants and agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshaling of assets or redemption laws, for right of homestead or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by the Lead Agent of, this Guaranty. Guarantor further covenants and agrees not to set up or claim any defense, counterclaim, offset, set-off or other objection of any kind to any action, suit or proceeding at law, in equity or otherwise, or to any demand or claim that may be instituted or made by the Lead Agent other than the defense of the actual timely payment and performance by Borrower of the Guaranteed Obligations; provided, however, that the foregoing shall not be deemed a waiver of Guarantor's right to assert any compulsory counterclaim, if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Guarantor's right to assert any claim that would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lead Agent or any Bank in any separate action or proceeding, but Guarantor, in asserting any such claim, irrevocably waives any and all right, if any, to claim or recover against Lead Agent or any Bank any special, exemplary, punitive or consequential damages, or any damages other than actual damages. Guarantor represents, warrants and agrees that, as of the date hereof, its obligations under this Guaranty are not subject to any counterclaims, offsets or defenses against the Lead Agent or any Bank of any kind.

      4. The provisions of this Guaranty are for the benefit of the Lead Agent and the Banks and their successors and permitted assigns, and nothing herein contained shall impair as between Borrower and the Lead Agent and the Banks the obligations of Borrower under the Loan Documents.

      5. This Guaranty shall be a continuing, irrevocable, unconditional and absolute guaranty and the liability of Guarantor hereunder shall in no way be terminated, affected, modified, impaired or diminished by reason of the happening, from time to time, of any of the following, without notice to or the further consent of Guarantor:

          (a) any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of any of the Guaranteed Obligations or the Loan Documents or the invalidity or unenforceability of any of the foregoing; or

          (b) any extension of time that may be granted by the Lead Agent or any Bank to Borrower, any guarantor, or their respective successors or assigns, heirs, executors, administrators or personal representatives; or

          (c) any action which the Lead Agent or any Bank may take or fail to take under or in respect of any of the Loan Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to the Lead Agent under this Guaranty or available to the Lead Agent or any Bank at law, in equity or otherwise, or any action on the part of the Lead Agent or any Bank granting indulgence or extension in any form whatsoever; or

          (d) any sale, exchange, release, or other disposition of, or any impairment of or failure to perfect any security interest in, any property pledged, mortgaged or conveyed, or any property in which the Lead Agent or the Banks have been granted a lien or security interest to secure any indebtedness of Borrower to the Lead Agent or the Banks; or

          (e) any release of any Person who may be liable in any manner for the payment and collection of any amounts owed by Borrower to the Lead Agent or the Banks; or

          (f) the application of any sums by whomsoever paid or however realized to any amounts owing by Borrower to the Lead Agent or the Banks under the Loan Documents in such manner as the Lead Agent shall determine in its sole discretion; or

          (g) Borrower's or any guarantor's voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of Borrower's or Guarantor's or any other guarantor's assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting Borrower or any guarantor or any of the assets of any of them, including, without limitation, (i) the release or discharge of Borrower or any guarantor from the payment and performance of their respective obligations under any of the Loan Documents by operation of law, or (ii) the impairment, limitation or modification of the liability of Borrower or any guarantor in bankruptcy, or of any remedy for the enforcement of the Guaranteed Obligations under any of the Loan Documents, or Guarantor's liability under this Guaranty, resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute or law or from the decision in any court; or

          (h) any improper disposition by Borrower of any Letters of Credit or the proceeds of the Loans, it being acknowledged by Guarantor that the Lead Agent or any Bank shall be entitled to honor any request made by Borrower for a disbursement of such proceeds and that neither the Lead Agent nor any Bank shall have any obligation to see to the proper disposition by Borrower of such proceeds; or

          (i) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations with respect to any other guarantor.

      6. Guarantor agrees that if at any time all or any part of any payment at any time received by the Lead Agent or any Bank from Borrower or Guarantor under or with respect to this Guaranty or from any other obligor in respect of the Guaranteed Obligations is or must be rescinded or returned by the Lead Agent or any Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or Guarantor or such other obligor), then Guarantor's obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by such party, and Guarantor's obligations hereunder shall continue to be effective or shall be reinstated, as the case may be, as to such payment, as though such previous payment had never been made.

      7. Until this Guaranty is terminated pursuant to the terms hereof, Guarantor (i) shall have no right of subrogation against Borrower or any entity comprising same or against any other guarantor by reason of any payments or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder, (ii) waives any right to enforce any remedy which Guarantor now or hereafter shall have against Borrower or any entity comprising same or against any other guarantor by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder and (iii) from and after an Event of Default, subordinates any liability or indebtedness of Borrower or any entity comprising same or of any other guarantor now or hereafter held by Guarantor or any affiliate of Guarantor to the obligations of Borrower under the Loan Documents.

      8. Guarantor represents and warrants to the Lead Agent and the Banks with the knowledge that the Lead Agent and the Banks are relying upon the same, as follows:

          (a) as of the date hereof, Guarantor is a Subsidiary of [Borrower/CalWest];

          (b) based upon such relationship, Guarantor has determined that it is in its best interests to enter into this Guaranty;

          (c) this Guaranty is necessary and convenient to the conduct, promotion and attainment of Guarantor's business, and is in furtherance of Guarantor's business purposes;

          (d) the benefits to be derived by Guarantor from Borrower's access to funds made possible by the Loan Documents are at least equal to the obligations undertaken pursuant to this Guaranty;

          (e) Guarantor is Solvent and has full power and legal right to enter into this Guaranty and to perform its obligations under the terms hereof and (i) Guarantor is organized and validly existing under the laws of the State of __________, (ii) Guarantor has complied with all provisions of applicable law in connection with all aspects of this Guaranty, and (iii) the person executing this Guaranty has all the requisite power and authority to execute and deliver this Guaranty;

          (f) to the best of Guarantor's knowledge, there is no action, suit, proceeding, or investigation pending or threatened against or affecting Guarantor at law, in equity, in admiralty or before any arbitrator or any Governmental Authority (domestic or foreign) which is likely to materially and adversely impair the ability of Guarantor to perform its obligations under this Guaranty;

          (g) the execution and delivery of and the performance by Guarantor of its obligations under this Guaranty have been duly authorized by all necessary action on the part of Guarantor and do not (i) violate any provision of any law, rule, regulation (including, without limitation, Regulation U or X of the Board of Governors of the Federal Reserve System of the United States), order, writ, judgment, decree, determination or award presently in effect having applicability to Guarantor or the organizational documents of Guarantor the consequences of which violation are likely to materially and adversely impair the ability of Guarantor to perform its obligations under this Guaranty or (ii) violate or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, agreement or other instrument to which Guarantor is a party, or by which Guarantor or any of its property is bound the consequences of which violation, conflict, breach or default are likely to materially and adversely impair the ability of Guarantor to perform its obligations under this Guaranty;

          (h) this Guaranty has been duly executed by Guarantor and constitutes the legal valid and binding obligation of Guarantor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law;

          (i) no authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any Governmental Authority is required in connection with the making and performance by Guarantor of this Guaranty, except those which have already been obtained and are in full force and effect;

          (j) Guarantor is not an "investment company" as that term is defined in, nor is it otherwise subject to regulation under, the Investment Company Act of 1940, as amended; and

          (k) all of the representations and warranties in the Credit Agreement relating to Guarantor are true and correct.

      9. By executing and delivering this Guaranty, Guarantor hereby agrees that it shall be bound by, and shall comply with, all warranties and covenants applicable to it set forth in the Credit Agreement.

      10. Guarantor and the Lead Agent each acknowledge and agree that this Guaranty is a guarantee of payment and performance and not of collection and enforcement in respect of any obligations which may accrue to the Lead Agent or the Banks from Borrower under the provisions of any Loan Document.

      11. Subject to the terms and conditions of the Credit Agreement, and in conjunction therewith, the Lead Agent or any Bank may assign any or all of its rights under this Guaranty. In the event of any such assignment, the Lead Agent shall give Guarantor prompt notice of same. If the Lead Agent or any Bank elects to sell all the Loans, Letters of Credit or participations therein and in the Loan Documents, including this Guaranty, the Lead Agent or any Bank may forward to each purchaser and participant and prospective purchaser and participant all documents and information relating to this Guaranty or to Guarantor, whether furnished by Borrower or Guarantor or otherwise, subject to the terms and conditions of the Credit Agreement.

      12. Guarantor agrees, upon the written request of the Lead Agent, to execute and deliver to the Lead Agent, from time to time, any modification or amendment hereto or any additional instruments or documents reasonably considered necessary by the Lead Agent or its counsel to cause this Guaranty to be, become or remain valid and effective in accordance with its terms, provided, that, any such modification, amendment, additional instrument or document shall not increase Guarantor's obligations or diminish its rights hereunder and shall be reasonably satisfactory as to form to Guarantor and to Guarantor's counsel.

      13. The representations and warranties of Guarantor set forth in this Guaranty shall survive until this Guaranty shall terminate in accordance with the terms hereof.

      14. This Guaranty contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter.

      15. It is the intention and agreement of Guarantor, the Lead Agent and the Banks that the obligations of Guarantor under this Guaranty shall be valid and enforceable against Guarantor to the maximum extent permitted by applicable law. Accordingly, if any provision of this Guaranty creating any obligation of Guarantor in favor of the Lead Agent and the Banks shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of Guarantor, the Lead Agent and the Banks that any balance of the obligation created by such provision and all other Guaranteed Obligations shall remain valid and enforceable. Likewise, if by final order a court of competent jurisdiction shall declare any sums which the Lead Agent or the Banks may be otherwise entitled to collect from Guarantor under this Guaranty to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to Guarantor's obligations under this Guaranty, it is the stated intention and agreement of Guarantor, the Lead Agent and the Banks that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Lead Agent and the Banks from Guarantor.

      16. This Guaranty may be executed in counterparts which together shall constitute the same instrument.

      17. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire or facsimile transmission followed by telephonic confirmation or similar writing) and shall be addressed to such party at the address set forth below or to such other address as may be identified by any party in a written notice to the others:

If to Guarantor:  ______________________
                  c/o RREEF America L.L.C.
                  6759 Sierra Ct., Suite E
                  Dublin, California  94568
                  Attn:  Eric Russel
                  Facsimile No.:  (925) 556-5590

With Copies of
Notices to
Guarantor to:     Orrick, Herrington & Sutcliffe LLP
                  Old Federal Reserve Bank Building
                  400 Sansome Street
                  San Francisco, California 94111
                  Attn: William G. Murray, Jr., Esq.
                  Facsimile No.: (415) 773-5759

If to the Lead
Agent:            JPMorgan Chase Bank
                  270 Park Avenue, 31st Floor
                  New York, New York  10017
                  Attn: Marc E. Costantino
                  Facsimile No.: (212) 270-3513

Copies of
Notices to the
Lead Agent to:    JPMorgan Chase Bank
                  270 Park Avenue
                  New York, New York  10017
                  Attn: William Viets, Esq.
                  Facsimile No.: (212) 270-2934

      Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received, (ii) if given by certified or registered mail, return receipt requested, with first class postage prepaid, addressed as aforesaid, upon receipt or refusal to accept delivery, (iii) if given by a nationally recognized overnight carrier, 24 hours after such communication is deposited with such carrier with postage prepaid for next day delivery, or (iv) if given by any other means, when delivered at the address specified in this Section.

      18. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise by Borrower or Guarantor, with respect to the Guaranteed Obligations shall, if the statute of limitations in favor of Guarantor against the Lead Agent shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

      19. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the Lead Agent and the Banks and their successors and permitted assigns.

      20. The failure of the Lead Agent to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Lead Agent, nor excuse Guarantor from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against the Lead Agent must be expressly set forth in a writing signed by the Lead Agent.

      21. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

          (b) Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Guaranty, the Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Guarantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address for notices set forth herein. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Lead Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

          (c) GUARANTOR HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY AND
      ALL CLAIMS OR CAUSES OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. IT IS HEREBY ACKNOWLEDGED BY GUARANTOR THAT THE WAIVER OF A JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE LEAD AGENT TO ACCEPT THIS GUARANTY AND THAT THE LOANS MADE AND LETTERS OF CREDIT ISSUED BY THE BANKS ARE MADE OR ISSUED IN RELIANCE UPON SUCH WAIVER. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT SUCH WAIVER HAS BEEN KNOWINGLY AND VOLUNTARILY MADE, FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED BY THE AGENT IN COURT AS A WRITTEN CONSENT TO A NON-JURY TRIAL.

          (d) Guarantor does hereby further covenant and agree to and with the Lead Agent that Guarantor may be joined in any action against Borrower in connection with the Loan Documents and that recovery may be had against Guarantor in such action or in any independent action against Guarantor (with respect to the Guaranteed Obligations), without the Lead Agent first pursuing or exhausting any remedy or claim against Borrower or its successors or assigns. Guarantor also agrees that, in an action brought with respect to the Guaranteed Obligations in any jurisdiction, it shall be conclusively bound by the judgment in any such action by the Lead Agent (wherever brought) against Borrower or its successors or assigns, as if Guarantor were a party to such action, even though Guarantor was not joined as parties in such action.

          (e) Guarantor agrees to pay all reasonable expenses (including, without limitation, attorneys' fees and disbursements) which may be incurred by the Lead Agent or the Banks in connection with the enforcement of their rights under this Guaranty, whether or not suit is initiated.

      22. Notwithstanding anything to the contrary contained herein (except
Section 6), this Guaranty shall terminate and be of no further force or effect upon the full performance and payment of the Guaranteed Obligations hereunder. Upon termination of this Guaranty in accordance with the terms of this Guaranty, the Lead Agent promptly shall deliver to

Guarantor such documents as Guarantor or Guarantor's counsel reasonably may request in order to evidence such termination.

      23. All of the Lead Agent's and each Bank's rights and remedies under each of the Loan Documents or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to the Lead Agent or the Banks.

      24. Subject to Section 5.20 of the Credit Agreement: (i) this Guaranty shall not be amended except as permitted pursuant to Section 9.5 of the Credit Agreement, and (ii) Guarantor shall not assign or otherwise transfer any of its rights or obligations under this Guaranty without the prior written consent of all Banks (and any such assignment or transfer without such consent shall be null and void).

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date and year first above written.


                              GUARANTOR:

                              [NAME OF GUARANTOR]



                              By:______________________________________
                               Name:
                               Title:

ACCEPTED:

JPMORGAN CHASE BANK,
 as Lead Agent



By: _______________________________
 Name:
 Title:

                                   SCHEDULE G
                                   ----------

List of Subsidiary Guarantors
-----------------------------


Delaware Subsidiaries:
---------------------
1.  Cabot Industrial Properties Holding, Inc.
2.  CIT Williams Drive, LLC
3.  CP Cherry Newark, LLC
4.   Rowland Street Holdings, LLC
5.  San Fernando Road Holdings, LLC
6.  Cabot Ventures, LLC
7.  Cabot Ventures, II, LLC
8.  CIT Guilford Drive, LLC
9.  Cabot Dulles Town Crossing
10. Cabot Advisors, Inc.
11. CalWest Texas Properties, L.P.


Maryland Subsidiaries:
---------------------
12. Annapolis Junction Land Limited Partnership
13. Guilford Property, LLC
14. BWI Warehouse #4 Limited Partnership
15. Bristol Property LLC
16. GR-6 Limited Partnership
17. GR-7 Limited Partnership
18. Port Capital Center LLP
19. West Nursery Land Holding Limited Partnership
20. Linthicum Property, LLC
21. Fontana Property 6, LLC
22. Fontana Property 7, LLC


Virginia Subsidiaries:
---------------------
23. CIT Greenwood Place Limited Partnership
24. CIT Bollman Place Limited Partnership


Georgia Subsidiary
------------------
25. Meadows Business Center LLC


California Subsidiary
---------------------
26. CIT Stayton Drive Limited Partnership

                                   SCHEDULE U
                                   ----------
                       UNENCUMBERED ASSET POOL PROPERTIES


      Property Address                         City                   State     Notes
                                                                                -----
      --------------------------------------------------------------------------------------

  1   101 N. 104th Avenue                      Tolleson               AZ
  2   431 North 47th Avenue                    Phoenix                AZ
  3   601 South 55th Avenue                    Phoenix                AZ
  4   602 South 63rd Avenue                    Phoenix                AZ
  5   4 South 84th Avenue                      Tolleson               AZ
  6   200 South 49th Avenue                    Phoenix                AZ
  7   101 North 103rd Avenue                   Phoenix                AZ
  8   1402 South 40th Avenue                   Phoenix                AZ
  9   Eastbank 3930 East Watkins St            Phoenix                AZ
 10   Skyharbor - 801 South 16th               Phoenix                AZ        Ground Lease
 11   1102 W. Southern Avenue                  Tempe                  AZ
 12   645 W. 24th Street                       Tempe                  AZ
 13   849 W. 24th Street                       Tempe                  AZ
 14   1219 W. Geneva Drive                     Tempe                  AZ
 15   1233 W. Geneva Drive                     Tempe                  AZ
 16   1245 W. Geneva Drive                     Tempe                  AZ
 17   3590 DeForest Circle                     Mira Loma              CA
 18   9565 Santa Anita Avenue                  Rancho Cucamonga       CA
 19   602 South Rockefeller Ave                Ontario                CA
 20   1777 Vintage Avenue                      Ontario                CA
 21   17708 Rowland Street                     City of Industry       CA
 22   13201 Dahlia Street                      Fontana                CA
 23   515 East Dyer Road                       Santa Ana              CA
 24   1450 E. Francis Street                   Ontario                CA
 25   350 West Rincon Street                   Corona                 CA
 26   3550 Tyburn Street                       Los Angeles            CA
 27   3424 N. San Fernando Rd.                 Los Angeles            CA
 28   3410 N. San Fernando Rd.                 Los Angeles            CA
 29   3334 N. San Fernando Rd.                 Los Angeles            CA
 30   1951 S. Parco Street                     Ontario                CA
 31   1401 E. Cedar Street                     Ontario                CA
 32   1965 E. Vista Bella Way                  Rancho Dominguez       CA
 33   350-390 W. Manville Stree                Rancho Dominguez       CA
 34   14555 Alondra Blvd.                      La Mirada              CA
 35   3332 N San Fernando Rd                   Glendale               CA
 36   2330 Artesia Ave                         Fullerton              CA
 37   2350 Artesia Ave.                        Fullerton              CA
 38   2337 Commonwealth Ave.                   Fullerton              CA
 39   1222 E. Howell Ave.                      Anaheim                CA
 40   1212 E. Howell Ave.                      Anaheim                CA
 41   25042 Anza Drive                         Valencia               CA
 42   25048 Anza Drive                         Valencia               CA
 43   25064 Anza Drive                         Valencia               CA
 44   3910 Royal Avenue                        Simi Valley            CA
 45   2121 Union Place                         Simi Valley            CA
 46   2175 Union Place                         Simi Valley            CA
 47   3368-3370 N. San Fernando                Los Angeles            CA
 48   3380 N. San Fernando Rd.                 Los Angeles            CA
 49   3360 N. San Fernando Rd.                 Los Angeles            CA
 50   11653 Sixth Street                       Rancho Cucomonga       CA
 51   21350 Lassen Street                      Chatsworth             CA
 52   12851 E. 166th Street                    Cerritos               CA
 53   10600 Shoemaker Avenue                   Santa Fe Springs       CA
 54   10606 Shoemaker Avenue                   Santa Fe Springs       CA
 55   10612 Shoemaker Avenue                   Santa Fe Springs       CA
 56   10618 Shoemaker Avenue                   Santa Fe Springs       CA

                                   SCHEDULE U
                                   ----------
                 UNENCUMBERED ASSET POOL PROPERTIES (continued)


      Owner
-----------------------------------------------------------------------------
  1   Cabot Industrial Properties, L.P.
  2   Cabot Industrial Properties, L.P.
  3   Cabot Industrial Properties, L.P.
  4   Cabot Industrial Properties, L.P.
  5   Cabot Industrial Properties, L.P.
  6   Cabot Industrial Properties, L.P.
  7   Cabot Industrial Properties, L.P.
  8   Cabot Industrial Properties, L.P.
  9   Cabot Industrial Properties, L.P.
 10   Cabot Industrial Properties, L.P.
 11   Cabot Industrial Properties, L.P.
 12   Cabot Industrial Properties, L.P.
 13   Cabot Industrial Properties, L.P.
 14   Cabot Industrial Properties, L.P.
 15   Cabot Industrial Properties, L.P.
 16   Cabot Industrial Properties, L.P.
 17   Cabot Industrial Properties, L.P.
 18   Cabot Industrial Properties, L.P.
 19   Cabot Industrial Properties, L.P.
 20   Cabot Industrial Properties, L.P.
 21   Rowland Street Holdings, LLC (DE)
 22   Cabot Industrial Properties, L.P.
 23   Cabot Industrial Properties, L.P.
 24   Cabot Industrial Properties, L.P.
 25   Cabot Industrial Properties, L.P.
 26   San Fernando Road Holdings, LLC (DE)
 27   San Fernando Road Holdings, LLC (DE)
 28   San Fernando Road Holdings, LLC (DE)
 29   San Fernando Road Holdings, LLC (DE)
 30   Cabot Industrial Properties, L.P.
 31   Cabot Industrial Properties, L.P.
 32   Cabot Industrial Properties, L.P.
 33   Cabot Industrial Properties, L.P.
 34   Cabot Industrial Properties, L.P.
 35   San Fernando Road Holdings, LLC (DE)
 36   Cabot Industrial Properties, L.P.
 37   Cabot Industrial Properties, L.P.
 38   Cabot Industrial Properties, L.P.
 39   Cabot Industrial Properties, L.P.
 40   Cabot Industrial Properties, L.P.
 41   Cabot Industrial Properties, L.P.
 42   Cabot Industrial Properties, L.P.
 43   Cabot Industrial Properties, L.P.
 44   Cabot Industrial Properties, L.P.
 45   Cabot Industrial Properties, L.P.
 46   Cabot Industrial Properties, L.P.
 47   San Fernando Road Holdings, LLC (DE)
 48   San Fernando Road Holdings, LLC (DE)
 49   San Fernando Road Holdings, LLC (DE)
 50   Cabot Industrial Properties, L.P.
 51   Cabot Industrial Properties, L.P.
 52   Cabot Industrial Properties, L.P.
 53   Cabot Industrial Properties, L.P.
 54   Cabot Industrial Properties, L.P.
 55   Cabot Industrial Properties, L.P.
 56   Cabot Industrial Properties, L.P.


                                   SCHEDULE U
                                   ----------
                       UNENCUMBERED ASSET POOL PROPERTIES


      Property Address                         City                   State     Notes
                                                                                -----
      -----------------------------------------------------------------------------------

 57   7321-7341 Lincoln Way                    Garden Grove           CA
 58   7390 Lincoln Way                         Garden Grove           CA
 59   7391 Lincoln Way                         Garden Grove           CA
 60   7441 Lincoln Way                         Garden Grove           CA
 61   1720 Wilshire Avenue                     Santa Ana              CA
 62   1740-1760 Wilshire Avenue                Santa Ana              CA
 63   1800 Wilshire Avenue                     Santa Ana              CA
 64   15261 Connector Lane                     Huntington Beach       CA
 65   6530 Altura Boulevard                    Buena Park             CA
 66   1855 Dornoch Court                       San Diego              CA
 67   6020 Avenida Encinas                     Carlsbad               CA
 68   6030 Avenida Encinas                     Carlsbad               CA
 69   1958 Kellogg Avenue                      Carlsbad               CA
 70   2210 Oak Ridge Way                       Vista                  CA
 71   16990 Goldentop Road                     San Diego              CA
 72   2057 Aldergrove Ave.                     Escondido              CA
 73   930-950 McLaughlin Ave.                  San Jose               CA
 74   38503 Cherry Street                      Newark                 CA
 75   38505 Cherry Street                      Newark                 CA
 76   38507 Cherry Street                      Newark                 CA
 77   30955 Huntwood Avenue                    Hayward                CA
 78   50-58 Cypress Lane                       Brisbane               CA
 79   280 Old County Road                      Brisbane               CA
 80   41-43 Park Lane                          Brisbane               CA
 81   60 Park Lane                             Brisbane               CA
 82   91-99 Park Lane                          Brisbane               CA
 83   105 - 115 Park Lane                      Brisbane               CA
 84   120 Park Lane                            Brisbane               CA
 85   145 Park Lane                            Brisbane               CA
 86   150 - 159 Park Lane                      Brisbane               CA
 87   240 Valley Drive                         Brisbane               CA
 88   165 Valley Drive                         Brisbane               CA
 89   185 Valley Drive                         Brisbane               CA
 90   235 Valley Drive                         Brisbane               CA
 91   280 Valley Drive                         Brisbane               CA
 92   2000 Land Street                         Orlando                FL
 93   7600 Kingspointe Parkway                 Orlando                FL
 94   8259 Exchange Drive                      Orlando                FL
 95   7451-7469 Brokerage Drive                Orlando                FL
 96   7550-7584 Brokerage Drive                Orlando                FL
 97   7454-7488 Brokerage Drive                Orlando                FL
 98   2901 Titan Row (OCP VII)                 Orlando                FL
 99   2900 Titan Row (OCP VIII)                Orlando                FL
 100  9025 Boggy Creek Rd.                     Orlando                FL
 101  8870 Boggy Creek Rd.                     Orlando                FL
 102  2425 Landstreet Rd.                      Orlando                FL
 103  2437 Landstreet Rd.                      Orlando                FL
 104  8810 Boggy Creek Rd.                     Orlando                FL
 105  8822 Boggy Creek Rd                      Orlando                FL
 106  2500 North Andrews Avenue                Pompano Beach          FL
 107  2544 Landstreet Rd,                      Orlando                FL
 108  2003-2011 N.W. 70th Ave.                 Miami                  FL
 109  1600-1650 N.W. 70th Ave.                 Miami                  FL
 110  CTC @ Northpoint A-C                     W. Palm Beach          FL
 111  4125 Highway #316                        Dacula                 GA
 112  1700 Westgate Parkway                    Atlanta                GA


                                   SCHEDULE U
                                   ----------
                 UNENCUMBERED ASSET POOL PROPERTIES (continued)


      Owner
-----------------------------------------------------------------------------
 57   Cabot Industrial Properties, L.P.
 58   Cabot Industrial Properties, L.P.
 59   Cabot Industrial Properties, L.P.
 60   Cabot Industrial Properties, L.P.
 61   Cabot Industrial Properties, L.P.
 62   Cabot Industrial Properties, L.P.
 63   Cabot Industrial Properties, L.P.
 64   Cabot Industrial Properties, L.P.
 65   Cabot Industrial Properties, L.P.
 66   Cabot Industrial Properties, L.P.
 67   Cabot Industrial Properties, L.P.
 68   Cabot Industrial Properties, L.P.
 69   Cabot Industrial Properties, L.P.
 70   Cabot Industrial Properties, L.P.
 71   Cabot Industrial Properties, L.P.
 72   Cabot Industrial Properties, L.P.
 73   Cabot Industrial Properties, L.P.
 74   CP Cherry Newark, LLC (DE)
 75   CP Cherry Newark, LLC (DE)
 76   CP Cherry Newark, LLC (DE)
 77   Cabot Industrial Properties, L.P.
 78   Cabot Industrial Properties, L.P.
 79   Cabot Industrial Properties, L.P.
 80   Cabot Industrial Properties, L.P.
 81   Cabot Industrial Properties, L.P.
 82   Cabot Industrial Properties, L.P.
 83   Cabot Industrial Properties, L.P.
 84   Cabot Industrial Properties, L.P.
 85   Cabot Industrial Properties, L.P.
 86   Cabot Industrial Properties, L.P.
 87   Cabot Industrial Properties, L.P.
 88   Cabot Industrial Properties, L.P.
 89   Cabot Industrial Properties, L.P.
 90   Cabot Industrial Properties, L.P.
 91   Cabot Industrial Properties, L.P.
 92   Cabot Industrial Properties, L.P.
 93   Cabot Industrial Properties, L.P.
 94   Cabot Industrial Properties, L.P.
 95   Cabot Industrial Properties, L.P.
 96   Cabot Industrial Properties, L.P.
 97   Cabot Industrial Properties, L.P.
 98   Cabot Industrial Properties, L.P.
 99   Cabot Industrial Properties, L.P.
 100  Cabot Industrial Properties, L.P.
 101  Cabot Industrial Properties, L.P.
 102  Cabot Industrial Properties, L.P.
 103  Cabot Industrial Properties, L.P.
 104  Cabot Industrial Properties, L.P.
 105  Cabot Industrial Properties, L.P.
 106  Cabot Industrial Properties, L.P.
 107  Cabot Industrial Properties, L.P.
 108  Cabot Industrial Properties, L.P.
 109  Cabot Industrial Properties, L.P.
 110  Cabot Industrial Properties, L.P.
 111  Cabot Industrial Properties, L.P.
 112  Cabot Industrial Properties, L.P.

                                   SCHEDULE U
                                   ----------
                       UNENCUMBERED ASSET POOL PROPERTIES


      PROPERTY ADDRESS                         CITY                   STATE     NOTES
      --------------------------------------------------------------------------------------

 113  2100 Evergreen Blvd.                     Duluth                 GA
 114  4300 Westpark Drive                      Atlanta                GA
 115  5000 Westpark Drive                      Atlanta                GA
 116  2220 Northmont Parkway                   Duluth                 GA
 117  2232 Northmont Parkway                   Duluth                 GA
 118  5925 Cabot Parkway                       Atlanta                GA
 119  1075 Cobb International Pkwy             Kennesaw               GA
 120  1150 Cobb International Pkwy             Kennesaw               GA
 121  5111 South Royal Drive                   Tucker                 GA
 122  5151 South Royal Drive                   Tucker                 GA
 123  5116-5130 South Royal Drive              Tucker                 GA
 124  3445 Breckenridge Blvd.                  Duluth                 GA
 125  7100 Highlands Parkway                   Smyrna                 GA
 126  2240 Northmont Parkway                   Duluth                 GA
 127  8170 Holton Drive                        Independence           KY
 128  1910 International Way                   Hebron                 KY
 129  7930 Kentucky Drive                      Florence               KY
 130  7453 Empire Drive, Bldg C                Florence               KY
 131  5 Spiral Drive                           Florence               KY
 132  11 Spiral Drive                          Florence               KY
 133  7945 Foundation Drive                    Elsmere                KY
 134  7850 Foundation Drive                    Elsmere                KY
 135  7705 Foundation Drive                    Elsmere                KY
 136  7940 Kentucky Drive                      Florence               KY
 137  6840 Power Line Drive                    Elsmere                KY
 138  7765 Foundation Drive                    Elsmere                KY
 139  7785 Foundation Drive                    Elsmere                KY
 140  7725 Foundation Drive                    Elsmere                KY
 141  7745 Foundation Drive                    Elsmere                KY
 142  7880 Foundation Drive                    Elsmere                KY
 143  7453 Empire Drive, Bldg A                Florence               KY
 144  7455 Empire Drive, Bldg B                Florence               KY
 145  1350 Jamike Drive                        Erlanger               KY
 146  1445 Jamike Drive                        Erlanger               KY
 147  1455 Jamike Drive                        Erlanger               KY
 148  1405 Jamike Drive                        Erlanger               KY
 149  1420 Jamike Drive                        Erlanger               KY
 150  1430 Jamike Drive                        Erlanger               KY
 151  1440 Jamike Drive                        Erlanger               KY
 152  14 Progress Road                         Billerica              MA
 153  16 Progress Road                         Billerica              MA
 154  82 South Street                          Hopkinton              MA
 155  19 Technology Drive                      Auburn                 MA
 156  7951 Oceano Avenue                       Jessup                 MD
 157  7970 Tar Bay Drive                       Jessup                 MD
 158  8680 Greenwood Place                     Savage                 MD
 159  8705 Bollman Place                       Savage                 MD
 160  8155 Stayton Drive                       Jessup                 MD
 161  8332 Bristol Court                       Jessup                 MD
 162  8306 Patuxent Range Road                 Jessup                 MD
 163  12011 Guilford Road                      Annapolis Junctin      MD
 164  8350 Bristol Court                       Jessup                 MD
 165  991 Corporate Boulevard                  Linthicum Heights      MD
 166  989 Corporate Blvd                       Linthicum Heights      MD
 167  9112 Guilford Road                       Columbia               MD
 168  8351 Bristol Court                       Jessup                 MD


                                   SCHEDULE U
                                   ----------
                 UNENCUMBERED ASSET POOL PROPERTIES (continued)


      OWNER
-----------------------------------------------------------------------------
 113  Cabot Industrial Properties, L.P.
 114  Cabot Industrial Properties, L.P.
 115  Cabot Industrial Properties, L.P.
 116  Cabot Industrial Properties, L.P.
 117  Cabot Industrial Properties, L.P.
 118  Meadows Business Center, LLC (GA)
 119  Cabot Industrial Properties, L.P.
 120  Cabot Industrial Properties, L.P.
 121  Cabot Industrial Properties, L.P.
 122  Cabot Industrial Properties, L.P.
 123  Cabot Industrial Properties, L.P.
 124  Cabot Industrial Properties, L.P.
 125  Cabot Industrial Properties, L.P.
 126  Cabot Industrial Properties, L.P.
 127  Cabot Industrial Properties, L.P.
 128  Cabot Industrial Properties, L.P.
 129  Cabot Industrial Properties, L.P.
 130  Cabot Industrial Properties, L.P.
 131  Cabot Industrial Properties, L.P.
 132  Cabot Industrial Properties, L.P.
 133  Cabot Industrial Properties, L.P.
 134  Cabot Industrial Properties, L.P.
 135  Cabot Industrial Properties, L.P.
 136  Cabot Industrial Properties, L.P.
 137  Cabot Industrial Properties, L.P.
 138  Cabot Industrial Properties, L.P.
 139  Cabot Industrial Properties, L.P.
 140  Cabot Industrial Properties, L.P.
 141  Cabot Industrial Properties, L.P.
 142  Cabot Industrial Properties, L.P.
 143  Cabot Industrial Properties, L.P.
 144  Cabot Industrial Properties, L.P.
 145  Cabot Industrial Properties, L.P.
 146  Cabot Industrial Properties, L.P.
 147  Cabot Industrial Properties, L.P.
 148  Cabot Industrial Properties, L.P.
 149  Cabot Industrial Properties, L.P.
 150  Cabot Industrial Properties, L.P.
 151  Cabot Industrial Properties, L.P.
 152  Cabot Industrial Properties, L.P.
 153  Cabot Industrial Properties, L.P.
 154  Cabot Industrial Properties, L.P.
 155  Cabot Industrial Properties, L.P.
 156  Cabot Industrial Properties Holding, Inc. (DE)
 157  Cabot Industrial Properties Holding, Inc. (DE)
 158  CIT Greenwood Place Limited Partnership (VA)
 159  CIT. Bollman Place Limited Partnership (VA)
 160  CIT Stayton Drive Limited Partnership (CA)
 161  Cabot Industrial Properties Holding, Inc. (DE)
 162  Cabot Industrial Properties Holding, Inc. (DE)
 163  Annapolis Junction Land Limited Partnership (MD) Guilford Property LLC (MD)
 164  BWI Warehouse #4 Limited Partnership (MD) Bristol Property, LLC (MD)
 165  Cabot Industrial Properties, L.P.
 166  Cabot Industrial Properties, L.P.
 167  Cabot Industrial Properties, L.P.
 168  Cabot Industrial Properties, L.P.


                                   SCHEDULE U
                                   ----------
                       UNENCUMBERED ASSET POOL PROPERTIES


      PROPERTY ADDRESS                         CITY                   STATE     NOTES
      --------------------------------------------------------------------------------------

 169  5100 West 82nd Street                    Bloomington            MN
 170  10810 Reames Road                        Charlotte              NC
 171  3552 Westinghouse Blvd.                  Charlotte              NC
 172  11515 Nations Ford Road                  Charlotte              NC
 173  11517 Cordage Street                     Charlotte              NC
 174  3550 Westinghouse Blvd.                  Charlotte              NC
 175  3600 Westinghouse Blvd.                  Charlotte              NC
 176  US Hwy 74 & Old Charlotte                Monroe                 NC
 177  1902 Airport Road                        Monroe                 NC
 178  3401 Woodpark Blvd.                      Charlotte              NC
 179  3804 Woodpark Blvd.                      Charlotte              NC
 180  3601 Woodpark Blvd.                      Charlotte              NC
 181  10900 S. Commerce Blvd.                  Charlotte              NC
 182  1301 N. I-85 Service Rd.                 Charlotte              NC
 183  4401 Equity Drive                        Columbus               OH
 184  1614-1634 Westbelt Drive                 Columbus               OH
 185  1901-1919 Dividend Drive                 Columbus               OH
 186  2700 International Street                Columbus               OH
 187  2550 John Glenn Avenue                   Franklin County        OH
 188  2626 Port Road                           Franklin County        OH
 189  3800 Twin Creeks Drive                   Columbus               OH
 190  1999 Westbelt Drive                      Columbus               OH
 191  4343 Equity Drive                        Columbus               OH
 192  9756 International Blvd                  Cincinnati             OH
 193  9842 International Blvd                  Cincinnati             OH
 194  4750 Lake Forest Road                    Blue Ash               OH
 195  4650 Lake Forest Road                    Blue Ash               OH
 196  11013 Kenwood Road                       Blue Ash               OH
 197  11015 Kenwood Road                       Blue Ash               OH
 198  11019 Kenwood Road                       Blue Ash               OH
 199  11027 Kenwood Road                       Blue Ash               OH
 200  11029 Kenwood Road                       Blue Ash               OH
 201  11083-11087 Kenwood Road                 Blue Ash               OH
 202  11093 Kenwood Road                       Blue Ash               OH
 203  4701 Creek Road                          Blue Ash               OH
 204  124 Commerce Blvd                        Loveland               OH
 205  201 Cumberland Parkway                   Harrisburg             PA
 206  181 Fulling Mill Road                    Harrisburg             PA
 207  3965 Pilot Drive                         Memphis                TN
 208  555 Airline Drive                        Coppell                TX

 209  4151 SH 121 North                        Grapevine              TX

 210  4050 Corporate Dr                        Grapevine              TX
 211  2201-2221 Luna Road                      Carrollton             TX
 212  4155 Patriot Drive                       Grapevine              TX
 213  4255 Patriot Drive                       Grapevine              TX
 214  912 113th Street                         Arlington              TX
 215  455 Airline Drive                        Coppell                TX
 216  850 North Lake Drive                     Coppell                TX
 217  11011 Regency Crest Drive                Dallas                 TX
 218  1900 Diplomat Drive                      Farmers Branch         TX
 219  11411 Hillguard Road                     Dallas                 TX
 220  11460-11480 Hillguard Rd                 Dallas                 TX
 221  11550-11560 Hillguard Rd                 Dallas                 TX


                                   SCHEDULE U
                                   ----------
                 UNENCUMBERED ASSET POOL PROPERTIES (continued)


      OWNER
-----------------------------------------------------------------------------
 169  Cabot Industrial Properties, L.P.
 170  Cabot Industrial Properties, L.P.
 171  Cabot Industrial Properties, L.P.
 172  Cabot Industrial Properties, L.P.
 173  Cabot Industrial Properties, L.P.
 174  Cabot Industrial Properties, L.P.
 175  Cabot Industrial Properties, L.P.
 176  Cabot Industrial Properties, L.P.
 177  Cabot Industrial Properties, L.P.
 178  Cabot Industrial Properties, L.P.
 179  Cabot Industrial Properties, L.P.
 180  Cabot Industrial Properties, L.P.
 181  Cabot Industrial Properties, L.P.
 182  Cabot Industrial Properties, L.P.
 183  Cabot Industrial Properties, L.P.
 184  Cabot Industrial Properties, L.P.
 185  Cabot Industrial Properties, L.P.
 186  Cabot Industrial Properties, L.P.
 187  Cabot Industrial Properties, L.P.
 188  Cabot Industrial Properties, L.P.
 189  Cabot Industrial Properties, L.P.
 190  Cabot Industrial Properties, L.P.
 191  Cabot Industrial Properties, L.P.
 192  Cabot Industrial Properties, L.P.
 193  Cabot Industrial Properties, L.P.
 194  Cabot Industrial Properties, L.P.
 195  Cabot Industrial Properties, L.P.
 196  Cabot Industrial Properties, L.P.
 197  Cabot Industrial Properties, L.P.
 198  Cabot Industrial Properties, L.P.
 199  Cabot Industrial Properties, L.P.
 200  Cabot Industrial Properties, L.P.
 201  Cabot Industrial Properties, L.P.
 202  Cabot Industrial Properties, L.P.
 203  Cabot Industrial Properties, L.P.
 204  Cabot Industrial Properties, L.P.
 205  Cabot Industrial Properties, L.P.
 206  Cabot Industrial Properties, L.P.
 207  Cabot Industrial Properties, L.P.
 208  Cabot Industrial Properties, L.P.

 209  Cabot Industrial Properties, L.P. by merger of interest from Industrial Properties Holding, L.P. (DE)

 210  Cabot Industrial Properties, L.P. by merger of interest from Industrial Properties Holding, L.P. (DE)
 211  Cabot Industrial Properties, L.P.
 212  Cabot Industrial Properties, L.P.
 213  Cabot Industrial Properties, L.P.
 214  Cabot Industrial Properties, L.P.
 215  Cabot Industrial Properties, L.P.
 216  Cabot Industrial Properties, L.P.
 217  Cabot Industrial Properties, L.P.
 218  Cabot Industrial Properties, L.P.
 219  Cabot Industrial Properties, L.P.
 220  Cabot Industrial Properties, L.P.
 221  Cabot Industrial Properties, L.P.

                                   SCHEDULE U
                                   ----------
                       UNENCUMBERED ASSET POOL PROPERTIES

      PROPERTY ADDRESS                         CITY                   STATE     NOTES
      --------------------------------------------------------------------------------------

 222  4055 Corporate Dr                        Grapevine              TX
 223  2055 Diplomat Drive                      Farmers Branch         TX
 224  1413 Bradley Lane                        Carrollton             TX
 225  820-860 Avenue F                         Plano                  TX
 226  1000 Shiloh Road                         Plano                  TX
 227  885 East Collins Blvd                    Richardson             TX
 228  2300 E Randol Mill Road                  Arlington              TX
 229  2701 East Plano Parkway                  Plano                  TX
 230  2801 East Plano Parkway                  Plano                  TX
 231  2805 East Plano Parkway                  Plano                  TX
 232  2700 Summit Avenue                       Plano                  TX
 233  2412 Jefferson Davis High                Alexandria             VA
 234  2514 Jefferson Davis High                Alexandria             VA
 235  405 Swann Street                         Alexandria             VA
 236  326-400 Calvert Avenue                   Alexandria             VA
 237  446 Calvert Avenue Oakville (park)       Alexandria             VA
 238  2604-2610 Jefferson Davis                Alexandria             VA
 239  401-403 Murry's Avenue                   Alexandria             VA
 240  2402-2520 Oakville Street                Alexandria             VA
 241  420-444 Swann Street                     Alexandria             VA
 242  45901 Nokes Blvd.                        Sterling               VA
 243  Cabot Tech Beaumeade Bldg 1              Ashburn                VA
 244  Cabot Tech Beaumeade Bldg 2              Ashburn                VA
 245  45905 Nokes Blvd.                        Sterling               VA
 246  21902 64th Avenue - South                Kent                   WA
 247  8005 S. 266th Street                     Kent                   WA
 248  22001 68th Avenue - South                Kent                   WA
 249  21903 68th Avenue - South                Kent                   WA
 250  22003 67th Avenue - South                Kent                   WA
 251  21804 64th Avenue - South                Kent                   WA
 252  26507 79th Avenue - South                Kent                   WA


                                   SCHEDULE U
                                   ----------
                 UNENCUMBERED ASSET POOL PROPERTIES (continued)


      OWNER
-----------------------------------------------------------------------------
 222  Cabot Industrial Properties, L.P. by merger of interest from Industrial Properties Holding, L.P. (DE)
 223  Cabot Industrial Properties, L.P.
 224  Cabot Industrial Properties, L.P.
 225  Cabot Industrial Properties, L.P.
 226  Cabot Industrial Properties, L.P.
 227  Cabot Industrial Properties, L.P.
 228  Cabot Industrial Properties, L.P.
 229  Cabot Industrial Properties, L.P.
 230  Cabot Industrial Properties, L.P.
 231  Cabot Industrial Properties, L.P.
 232  Cabot Industrial Properties, L.P.
 233  Cabot Industrial Properties Holding, Inc. (DE)
 234  Cabot Industrial Properties Holding, Inc. (DE)
 235  Cabot Industrial Properties Holding, Inc. (DE)
 236  Cabot Industrial Properties Holding, Inc. (DE)
 237  Cabot Industrial Properties Holding, Inc. (DE)
 238  Cabot Industrial Properties Holding, Inc. (DE)
 239  Cabot Industrial Properties Holding, Inc. (DE)
 240  Cabot Industrial Properties Holding, Inc. (DE)
 241  Cabot Industrial Properties Holding, Inc. (DE)
 242  Cabot Industrial Properties, L.P.
 243  Cabot Industrial Properties, L.P.
 244  Cabot Industrial Properties, L.P.
 245  Cabot Industrial Properties, L.P.
 246  Cabot Industrial Properties, L.P.
 247  Cabot Industrial Properties, L.P.
 248  Cabot Industrial Properties, L.P.
 249  Cabot Industrial Properties, L.P.
 250  Cabot Industrial Properties, L.P.
 251  Cabot Industrial Properties, L.P.
 252  Cabot Industrial Properties, L.P.


                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS


        PROPERTY ADDRESS                                CITY                    STATE   NOTES
        --------------------------------------------------------------------------------------------------------

   1    101 N. 104th Avenue                             Tolleson                 AZ
   2    431 North 47th Avenue                           Phoenix                  AZ
   3    601 South 55th Avenue                           Phoenix                  AZ
   4    602 South 63rd Avenue                           Phoenix                  AZ
   5    4 South 84th Avenue                             Tolleson                 AZ
   6    10397 West Van Buren Ave.                       Tolleson                 AZ     Encumbered
   7    107 South 41st Avenue                           Phoenix                  AZ     Encumbered
   8    200 South 49th Avenue                           Phoenix                  AZ
   9    101 North 103rd Avenue                          Phoenix                  AZ
  10    44th Avenue & Roosevelt                         Phoenix                  AZ     Encumbered
  11    220 South 9th Street                            Phoenix                  AZ     Encumbered
  12    105 S. 41st Avenue                              Phoenix                  AZ     Encumbered
  13    1640 South 39th Avenue                          Phoenix                  AZ     Encumbered
  14    1429 S. 40th Avenue                             Phoenix                  AZ     Encumbered
  15    420 South 53rd Avenue                           Phoenix                  AZ     Encumbered
  16    1439 S. 40th Avenue                             Phoenix                  AZ     Encumbered
  17    1402 South 40th Avenue                          Phoenix                  AZ
  18    1858 East Encanto Drive                         Tempe                    AZ     Encumbered
  19    1120 W. Alameda Drive                           Tempe                    AZ     Encumbered
  20    1000 South Priest Drive                         Tempe                    AZ     Encumbered
  21    1130 W. Alameda Drive                           Tempe                    AZ     Encumbered
  22    1140 W. Alameda Drive                           Tempe                    AZ     Encumbered
  23    1150 W. Alameda Drive                           Tempe                    AZ     Encumbered
  24    Eastbank 3930 East Watkins St                   Phoenix                  AZ
  25    3802 E. University Drive                        Phoenix                  AZ     Encumbered
  26    3822 E. University Drive                        Phoenix                  AZ     Encumbered
  27    3844 E. University Drive                        Phoenix                  AZ     Encumbered
  28    3902 E. University Drive                        Phoenix                  AZ     Encumbered
  29    3922 E. University Drive                        Phoenix                  AZ     Encumbered
  30    Skyharbor - 801 South 16th                      Phoenix                  AZ     Ground Lease
  31    1102 W. Southern Avenue                         Tempe                    AZ
  32    645 W. 24th Street                              Tempe                    AZ
  33    849 W. 24th Street                              Tempe                    AZ
  34    1219 W. Geneva Drive                            Tempe                    AZ
  35    1233 W. Geneva Drive                            Tempe                    AZ
  36    1245 W. Geneva Drive                            Tempe                    AZ
  37    3590 DeForest Circle                            Mira Loma                CA
  38    9565 Santa Anita Avenue                         Rancho Cucamonga         CA
  39    602 South Rockefeller Ave                       Ontario                  CA
  40    1777 Vintage Avenue                             Ontario                  CA
  41    9210 San Fernando Road                          Sun Valley               CA     Encumbered
  42    17708 Rowland Street                            City of Industry         CA
  43    13201 Dahlia Street                             Fontana                  CA
  44    CDC III-C                                       Rancho Cucamonga         CA     Vacant Land
  45    9363 Lucas Ranch Road                           Rancho Cucamonga         CA     Joint Venture
  46    12200 Arrow Route                               Rancho Cucamonga         CA     Joint Venture
  47    CDC IIB-C                                       Los Angeles              CA     Development
  48    CDC II-A                                        Rancho Cucamonga         CA     Joint Venture
  49    3332 N San Fernando Rd                          Glendale                 CA     Fee Interest in land only
  50    515 East Dyer Road                              Santa Ana                CA
  51    1450 E. Francis Street                          Ontario                  CA
  52    14489 Industry Circle                           La Mirada                CA     Encumbered
  53    4190 East Santa Ana Street                      Ontario                  CA     Encumbered
  54    4200 East Santa Ana Street                      Ontario                  CA     Encumbered
  55    12000 Jersey Court                              Rancho Cucamonga         CA     Encumbered
  56    13602 12th Street                               Chino                    CA     Encumbered

                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)


        OWNER
        ---------------------------------

   1    Cabot Industrial Properties, L.P.
   2    Cabot Industrial Properties, L.P.
   3    Cabot Industrial Properties, L.P.
   4    Cabot Industrial Properties, L.P.
   5    Cabot Industrial Properties, L.P.
   6    Cabot Industrial Properties, L.P.
   7    Cabot Industrial Properties, L.P.
   8    Cabot Industrial Properties, L.P.
   9    Cabot Industrial Properties, L.P.
  10    Cabot Industrial Properties, L.P.
  11    Cabot Industrial Properties, L.P.
  12    Cabot Industrial Properties, L.P.
  13    Cabot Industrial Properties, L.P.
  14    Cabot Industrial Properties, L.P.
  15    Cabot Industrial Properties, L.P.
  16    Cabot Industrial Properties, L.P.
  17    Cabot Industrial Properties, L.P.
  18    Cabot Industrial Properties, L.P.
  19    Cabot Industrial Properties, L.P.
  20    Cabot Industrial Properties, L.P.
  21    Cabot Industrial Properties, L.P.
  22    Cabot Industrial Properties, L.P.
  23    Cabot Industrial Properties, L.P.
  24    Cabot Industrial Properties, L.P.
  25    Cabot Industrial Properties, L.P.
  26    Cabot Industrial Properties, L.P.
  27    Cabot Industrial Properties, L.P.
  28    Cabot Industrial Properties, L.P.
  29    Cabot Industrial Properties, L.P.
  30    Cabot Industrial Properties, L.P.
  31    Cabot Industrial Properties, L.P.
  32    Cabot Industrial Properties, L.P.
  33    Cabot Industrial Properties, L.P.
  34    Cabot Industrial Properties, L.P.
  35    Cabot Industrial Properties, L.P.
  36    Cabot Industrial Properties, L.P.
  37    Cabot Industrial Properties, L.P.
  38    Cabot Industrial Properties, L.P.
  39    Cabot Industrial Properties, L.P.
  40    Cabot Industrial Properties, L.P.
  41    Cabot Industrial Properties, L.P.
  42    Rowland Street Holdings, LLC (DE)
  43    Cabot Industrial Properties, L.P.
  44    Cabot Industrial Properties, L.P.
  45    Cabot Industrial Properties, L.P.
  46    Cabot Industrial Properties, L.P.
  47    Cabot Industrial Properties, L.P.
  48    Cabot Industrial Properties, L.P.
  49    San Fernando Road Holdings, LLC (DE)
  50    Cabot Industrial Properties, L.P.
  51    Cabot Industrial Properties, L.P.
  52    Cabot Industrial Properties, L.P.
  53    Cabot Industrial Properties, L.P.
  54    Cabot Industrial Properties, L.P.
  55    Cabot Industrial Properties, L.P.
  56    Cabot Industrial Properties, L.P.

                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS

        PROPERTY ADDRESS                                CITY                    STATE   NOTES
        --------------------------------------------------------------------------------------------------------

  57    350 West Rincon Street                          Corona                   CA
  58    3550 Tyburn Street                              Los Angeles              CA
  59    3424 N. San Fernando Rd.                        Los Angeles              CA
  60    3410 N. San Fernando Rd.                        Los Angeles              CA
  61    3334 N. San Fernando Rd.                        Los Angeles              CA
  62    1951 S. Parco Street                            Ontario                  CA
  63    1401 E. Cedar Street                            Ontario                  CA
  64    1965 E. Vista Bella Way                         Rancho Dominguez         CA
  65    Cabot Commerce Center C-C                       Los Angeles              CA     Development
  66    350-390 W. Manville Stree                       Rancho Dominguez         CA
  67    14555 Alondra Blvd.                             La Mirada                CA
  68    341 Bonnie Circle                               Corona                   CA     Joint Venture
  69    2330 Artesia Ave                                Fullerton                CA
  70    2350 Artesia Ave.                               Fullerton                CA
  71    2337 Commonwealth Ave.                          Fullerton                CA
  72    1222 E. Howell Ave.                             Anaheim                  CA
  73    1212 E. Howell Ave.                             Anaheim                  CA
  74    25042 Anza Drive                                Valencia                 CA
  75    25048 Anza Drive                                Valencia                 CA
  76    25064 Anza Drive                                Valencia                 CA
  77    3910 Royal Avenue                               Simi Valley              CA
  78    2121 Union Place                                Simi Valley              CA
  79    2175 Union Place                                Simi Valley              CA
  80    3368-3370 N. San Fernando                       Los Angeles              CA
  81    3380 N. San Fernando Rd.                        Los Angeles              CA
  82    3360 N. San Fernando Rd.                        Los Angeles              CA
  83    11653 Sixth Street                              Rancho Cucomonga         CA
  84    Cabot Commerce Center B-C                       Los Angeles              CA     Development
  85    21350 Lassen Street                             Chatsworth               CA
  86    12851 E. 166th Street                           Cerritos                 CA
  87    10600 Shoemaker Avenue                          Santa Fe Springs         CA
  88    10606 Shoemaker Avenue                          Santa Fe Springs         CA
  89    10612 Shoemaker Avenue                          Santa Fe Springs         CA
  90    10618 Shoemaker Avenue                          Santa Fe Springs         CA
  91    7321-7341 Lincoln Way                           Garden Grove             CA
  92    7390 Lincoln Way                                Garden Grove             CA
  93    7391 Lincoln Way                                Garden Grove             CA
  94    7441 Lincoln Way                                Garden Grove             CA
  95    1720 Wilshire Avenue                            Santa Ana                CA
  96    1740-1760 Wilshire Avenue                       Santa Ana                CA
  97    1800 Wilshire Avenue                            Santa Ana                CA
  98    15261 Connector Lane                            Huntington Beach         CA
  99    6530 Altura Boulevard                           Buena Park               CA
 100    2341 Pomona-Rincon Road                         Corona                   CA     Joint Venture
 101    1855 Dornoch Court                              San Diego                CA
 102    5823 Newton Drive                               Carlsbad                 CA     Encumbered
 103    6020 Avenida Encinas                            Carlsbad                 CA
 104    6030 Avenida Encinas                            Carlsbad                 CA
 105    7510 Airway Road                                Otay Mesa                CA     Encumbered
 106    7520 Airway Road                                Otay Mesa                CA     Encumbered
 107    1958 Kellogg Avenue                             Carlsbad                 CA
 108    2210 Oak Ridge Way                              Vista                    CA
 109    16990 Goldentop Road                            San Diego                CA
 110    2057 Aldergrove Ave.                            Escondido                CA
 111    930-950 McLaughlin Ave.                         San Jose                 CA


                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)


        OWNER
        ---------------------------------

  57    Cabot Industrial Properties, L.P.
  58    San Fernando Road Holdings, LLC
  59    San Fernando Road Holdings, LLC
  60    San Fernando Road Holdings, LLC
  61    San Fernando Road Holdings, LLC
  62    Cabot Industrial Properties, L.P.
  63    Cabot Industrial Properties, L.P.
  64    Cabot Industrial Properties, L.P.
  65    Cabot Industrial Properties, L.P.
  66    Cabot Industrial Properties, L.P.
  67    Cabot Industrial Properties, L.P.
  68    Industrial Properties Portfolio Subsidiary V, L.L.C. (DE)
  69    Cabot Industrial Properties, L.P.
  70    Cabot Industrial Properties, L.P.
  71    Cabot Industrial Properties, L.P.
  72    Cabot Industrial Properties, L.P.
  73    Cabot Industrial Properties, L.P.
  74    Cabot Industrial Properties, L.P.
  75    Cabot Industrial Properties, L.P.
  76    Cabot Industrial Properties, L.P.
  77    Cabot Industrial Properties, L.P.
  78    Cabot Industrial Properties, L.P.
  79    Cabot Industrial Properties, L.P.
  80    San Fernando Road Holdings, LLC
  81    San Fernando Road Holdings, LLC
  82    San Fernando Road Holdings, LLC
  83    Cabot Industrial Properties, L.P.
  84    Cabot Industrial Properties, L.P.
  85    Cabot Industrial Properties, L.P.
  86    Cabot Industrial Properties, L.P.
  87    Cabot Industrial Properties, L.P.
  88    Cabot Industrial Properties, L.P.
  89    Cabot Industrial Properties, L.P.
  90    Cabot Industrial Properties, L.P.
  91    Cabot Industrial Properties, L.P.
  92    Cabot Industrial Properties, L.P.
  93    Cabot Industrial Properties, L.P.
  94    Cabot Industrial Properties, L.P.
  95    Cabot Industrial Properties, L.P.
  96    Cabot Industrial Properties, L.P.
  97    Cabot Industrial Properties, L.P.
  98    Cabot Industrial Properties, L.P.
  99    Cabot Industrial Properties, L.P.
 100    Industrial Properties Portfolio Subsidiary V, L.L.C. (DE)
 101    Cabot Industrial Properties, L.P.
 102    Cabot Industrial Properties, L.P.
 103    Cabot Industrial Properties, L.P.
 104    Cabot Industrial Properties, L.P.
 105    Cabot Industrial Properties, L.P.
 106    Cabot Industrial Properties, L.P.
 107    Cabot Industrial Properties, L.P.
 108    Cabot Industrial Properties, L.P.
 109    Cabot Industrial Properties, L.P.
 110    Cabot Industrial Properties, L.P.
 111    Cabot Industrial Properties, L.P.

                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS


        PROPERTY ADDRESS                                CITY                    STATE   NOTES
        --------------------------------------------------------------------------------------------------------

 112    38503 Cherry Street                             Newark                   CA
 113    38505 Cherry Street                             Newark                   CA
 114    38507 Cherry Street                             Newark                   CA
                                                                                        Joint Venture;
 115    7411 Central Avenue                             Newark                   CA     Encumbered
 116    30955 Huntwood Avenue                           Hayward                  CA
 117    50-58 Cypress Lane                              Brisbane                 CA
 118    280 Old County Road                             Brisbane                 CA
 119    41-43 Park Lane                                 Brisbane                 CA
 120    60 Park Lane                                    Brisbane                 CA
 121    91-99 Park Lane                                 Brisbane                 CA
 122    105 - 115 Park Lane                             Brisbane                 CA
 123    120 Park Lane                                   Brisbane                 CA
 124    145 Park Lane                                   Brisbane                 CA
 125    150 - 159 Park Lane                             Brisbane                 CA
 126    240 Valley Drive                                Brisbane                 CA
 127    165 Valley Drive                                Brisbane                 CA
 128    185 Valley Drive                                Brisbane                 CA
 129    235 Valley Drive                                Brisbane                 CA
 130    280 Valley Drive                                Brisbane                 CA
                                                                                        Joint Venture;
 131    2050 Corporate Court                            Santa Clara              CA     Encumbered
                                                                                        Joint Venture;
 132    8200 Central Avenue                             Newark                   CA     Encumbered
                                                                                        Joint Venture;
 133    8000 Central Avenue                             Newark                   CA     Encumbered
                                                                                        Joint Venture;
 134    8100 Central Avenue                             Newark                   CA     Encumbered
 135    40 Pepes Farm Road                              Milford                  CT
 136    2000 Land Street                                Orlando                  FL
 137    7600 Kingspointe Parkway                        Orlando                  FL
 138    8259 Exchange Drive                             Orlando                  FL
 139    7451-7469 Brokerage Drive                       Orlando                  FL
 140    7550-7584 Brokerage Drive                       Orlando                  FL
 141    7454-7488 Brokerage Drive                       Orlando                  FL
 142    2901 Titan Row (OCP VII)                        Orlando                  FL
 143    2900 Titan Row (OCP VIII)                       Orlando                  FL
 144    7500 Exchange Drive                             Orlando                  FL     Encumbered
 145    9025 Boggy Creek Rd.                            Orlando                  FL
 146    8870 Boggy Creek Rd.                            Orlando                  FL
 147    2425 Landstreet Rd.                             Orlando                  FL
 148    2437 Landstreet Rd.                             Orlando                  FL
 149    8810 Boggy Creek Rd.                            Orlando                  FL
 150    8822 Boggy Creek Rd                             Orlando                  FL
 151    2500 North Andrews Avenue                       Pompano Beach            FL
 152    2544 Landstreet Rd,                             Orlando                  FL
 153    ADC VII-C                                       Orlando                  FL     Development
 154    ADC IX-C                                        Orlando                  FL     Development
 155    ADC X-C                                         Orlando                  FL     Vacant Land
 156    ADC XI-C                                        Orlando                  FL     Vacant Land
 157    CDC @ Miami-C                                   Miami                    FL     Vacant Land
 158    2003-2011 N.W. 70th Ave.                        Miami                    FL
 159    1600-1650 N.W. 70th Ave.                        Miami                    FL
 160    CTC @ Northpoint A-C                            W. Palm Beach            FL
 161    CTC @ Northpoint B-C                            W. Palm Beach            FL     Development
 162    CTC @ Northpoint C-C                            W. Palm Beach            FL     Development
 163    4125 Highway #316                               Dacula                   GA


                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)


        OWNER
        ---------------------------------

 112    CP Cherry Newark, LLC (DE)
 113    CP Cherry Newark, LLC (DE)
 114    CP Cherry Newark, LLC (DE)
 115    Industrial Properties Portfolio Subsidiary II, L.L.C. (DE)

 116    Cabot Industrial Properties, L.P.
 117    Cabot Industrial Properties, L.P.
 118    Cabot Industrial Properties, L.P.
 119    Cabot Industrial Properties, L.P.
 120    Cabot Industrial Properties, L.P.
 121    Cabot Industrial Properties, L.P.
 122    Cabot Industrial Properties, L.P.
 123    Cabot Industrial Properties, L.P.
 124    Cabot Industrial Properties, L.P.
 125    Cabot Industrial Properties, L.P.
 126    Cabot Industrial Properties, L.P.
 127    Cabot Industrial Properties, L.P.
 128    Cabot Industrial Properties, L.P.
 129    Cabot Industrial Properties, L.P.
 130    Cabot Industrial Properties, L.P.
 131    CCP - Cabot Industrial Investor SI, L.L.C. (DE)

 132    Industrial Properties Portfolio Subsidiary II, L.L.C. (DE)

 133    Industrial Properties Portfolio Subsidiary II, L.L.C. (DE)

 134    Industrial Properties Portfolio Subsidiary II, L.L.C. (DE)

 135    Cabot Industrial Properties, L.P.
 136    Cabot Industrial Properties, L.P.
 137    Cabot Industrial Properties, L.P.
 138    Cabot Industrial Properties, L.P.
 139    Cabot Industrial Properties, L.P.
 140    Cabot Industrial Properties, L.P.
 141    Cabot Industrial Properties, L.P.
 142    Cabot Industrial Properties, L.P.
 143    Cabot Industrial Properties, L.P.
 144    Cabot Industrial Properties, L.P.
 145    Cabot Industrial Properties, L.P.
 146    Cabot Industrial Properties, L.P.
 147    Cabot Industrial Properties, L.P.
 148    Cabot Industrial Properties, L.P.
 149    Cabot Industrial Properties, L.P.
 150    Cabot Industrial Properties, L.P.
 151    Cabot Industrial Properties, L.P.
 152    Cabot Industrial Properties, L.P.
 153    Cabot Industrial Properties, L.P.
 154    Cabot Industrial Properties, L.P.
 155    Cabot Industrial Properties, L.P.
 156    Cabot Industrial Properties, L.P.
 157    Cabot Industrial Properties, L.P.
 158    Cabot Industrial Properties, L.P.
 159    Cabot Industrial Properties, L.P.
 160    Cabot Industrial Properties, L.P.
 161    Cabot Industrial Properties, L.P.
 162    Cabot Industrial Properties, L.P.
 163    Cabot Industrial Properties, L.P.

                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS


        Property Address                                City                    State   Notes
        --------------------------------------------------------------------------------------------------------

 164    1700 Westgate Parkway                           Atlanta                  GA
 165    2100 Evergreen Blvd.                            Duluth                   GA
 166    3765 Atlanta Industrial Drive                   Atlanta                  GA     Encumbered
 167    4300 Westpark Drive                             Atlanta                  GA
 168    5000 Westpark Drive                             Atlanta                  GA
 169    CBC @ Breckinridge 100-C                        Atlanta                  GA     Development
 170    1000 Williams Drive                             Marietta                 GA     Encumbered
 171    1100 Williams Drive                             Marietta                 GA     Encumbered
 172    1200 Williams Drive                             Marietta                 GA     Encumbered
 173    2222 Northmont Parkway                          Duluth                   GA     Encumbered
 174    2980 Evergreen Blvd.                            Duluth                   GA     Encumbered
 175    2220 Northmont Parkway                          Duluth                   GA
 176    2232 Northmont Parkway                          Duluth                   GA
 177    2165 Northmont Parkway                          Duluth                   GA     Encumbered
 178    5925 Cabot Parkway                              Atlanta                  GA
 179    CBC @ Meadows 200-C                             Atlanta                  GA     Development
 180    3270 Summit Ridge Pkwy.                         Duluth                   GA     Encumbered
 181    3280 Summit Ridge Pkwy.                         Duluth                   GA     Encumbered
 182    3290 Summit Ridge Pkwy.                         Duluth                   GA     Encumbered
 183    4125 Buford Highway                             Duluth                   GA     Encumbered
 184    CBC @ Meadows 500                               Atlanta                  GA     Vacant Land
 185    CBC @ Meadows 600-C                             Atlanta                  GA     Vacant Land
 186    1075 Cobb International Pkwy                    Kennesaw                 GA
 187    1150 Cobb International Pkwy                    Kennesaw                 GA
 188    5111 South Royal Drive                          Tucker                   GA
 189    5151 South Royal Drive                          Tucker                   GA
 190    5116-5130 South Royal Drive                     Tucker                   GA
 191    300 Town Park Drive - Bldg 1                    Kennesaw                 GA     Encumbered
 192    300 Town Park Drive - Bldg 2                    Kennesaw                 GA     Encumbered
 193    3445 Breckenridge Blvd.                         Duluth                   GA
 194    7100 Highlands Parkway                          Smyrna                   GA
 195    2240 Northmont Parkway                          Duluth                   GA
 196    CBC @ Breckinridge 300-C                        Atlanta                  GA     Vacant Land
 197    5440 Oakbrook Parkway                           Norcross                 GA     Joint Venture
 198    5470 Oakbrook Parkway                           Norcross                 GA     Joint Venture
 199    5675 Oakbrook Parkway                           Norcross                 GA     Joint Venture
 200    5695 Oakbrook Parkway                           Norcross                 GA     Joint Venture
 201    5715 Oakbrook Parkway                           Norcross                 GA     Joint Venture
 202    2780 Peterson Place                             Atlanta                  GA     Joint Venture
 203    2800 Peterson Place                             Atlanta                  GA     Joint Venture
 204    2820 Peterson Place                             Atlanta                  GA     Joint Venture
 205    2827 Peterson Place                             Atlanta                  GA     Joint Venture
 206    2831-2837 Peterson; 2830-2840 Peterson Place    Atlanta                  GA     Joint Venture
 207    140 Ambassador Road                             Naperville               IL
 208    2400 Arthur Avenue                              Elk Grove                IL
 209    1155 Harvester Drive                            Chicago                  IL
 210    777 Mark Street                                 Wood Dale                IL


                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)


        Owner
        ---------------------------------

 164    Cabot Industrial Properties, L.P.
 165    Cabot Industrial Properties, L.P.
 166    Cabot Industrial Properties, L.P.
 167    Cabot Industrial Properties, L.P.
 168    Cabot Industrial Properties, L.P.
 169    Cabot Industrial Properties, L.P.
 170    CIT Williams Drive LLC
 171    CIT Williams Drive LLC
 172    CIT Williams Drive LLC
 173    Cabot Industrial Properties, L.P.
 174    Cabot Industrial Properties, L.P.
 175    Cabot Industrial Properties, L.P.
 176    Cabot Industrial Properties, L.P.
 177    Cabot Industrial Properties, L.P.
 178    Meadows Business Center, LLC (GA)
 179    Meadows Business Center, LLC (GA)
 180    Cabot Industrial Properties, L.P.
 181    Cabot Industrial Properties, L.P.
 182    Cabot Industrial Properties, L.P.
 183    Cabot Industrial Properties, L.P.
 184    Cabot Industrial Properties, L.P.
 185    Cabot Industrial Properties, L.P.
 186    Cabot Industrial Properties, L.P.
 187    Cabot Industrial Properties, L.P.
 188    Cabot Industrial Properties, L.P.
 189    Cabot Industrial Properties, L.P.
 190    Cabot Industrial Properties, L.P.
 191    Cabot Industrial Properties, L.P.
 192    Cabot Industrial Properties, L.P.
 193    Cabot Industrial Properties, L.P.
 194    Cabot Industrial Properties, L.P.
 195    Cabot Industrial Properties, L.P.
 196    Cabot Industrial Properties, L.P.
 197    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 198    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 199    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 200    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 201    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 202    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 203    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 204    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 205    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 206    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 207    Cabot Industrial Properties, L.P.
 208    Cabot Industrial Properties, L.P.
 209    Cabot Industrial Properties, L.P.
 210    Cabot Industrial Properties, L.P.

                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS

        Property Address                                City                    State   Notes
        --------------------------------------------------------------------------------------------------------

 211    555 Remington Street                            Bolingbrook              IL
 212    6112 West 73rd Street                           Bedford Park             IL
 213    6220 West 73rd Street                           Bedford Park             IL
 214    6100 West 73rd Street                           Bedford Park             IL
 215    950 N. Raddant Road                             Batavia                  IL     Encumbered
 216    340 Crossroads Parkway                          Bolingbrook              IL     Encumbered
 217    220-350 South Frontenac                         Naperville               IL     Encumbered
 218    1812 High Grove Lane                            Naperville               IL
 219    440 Medinah Road                                Chicago                  IL
 220    450 Medinah Road                                Chicago                  IL
 221    4500 Western Avenue                             Lisle                    IL
 222    3950 Swenson Avenue                             St. Charles              IL
 223    9901 South 78th Avenue                          Hickory Hills            IL
 224    1445-1645 Greenleaf Ave.                        Elk Grove Village        IL
 225    400-440 York Road                               Bensenville              IL     Joint Venture
 226    450-480 York Road                               Bensenville              IL     Joint Venture
 227    1600 Feehanville Drive                          Mount Prospect           IL     Encumbered
 228    1221 Business Center Drive                      Mount Prospect           IL     Encumbered
 229    1140 Tower Lane                                 Bensenville              IL     Encumbered
 230    1471 Business Center Drive                      Mt. Propect              IL
 231    1605 Penny Lane                                 Schaumburg               IL
 232    1665 Penny Lane                                 Schaumburg               IL
 233    890 Remington Blvd.                             Bolingbrook              IL
 234    510 Territorial Drive                           Bolingbrook              IL
 235    One Northpoint Court                            Bolingbrook              IL
 236    500 Territorial Dr. Bldg A                      Bolingbrook              IL
 237    156 Beeline Dr & 425 Meyer                      Bensenville              IL
 238    1055-1071 Kingsland Drive                       Batavia                  IL
 239    820-890 Supreme Drive                           Bensenville              IL     Joint Venture;
                                                                                        Encumbered
 240    800-820 Thorndale Drive                         Bensenville              IL     Joint Venture;
                                                                                        Encumbered
 241    201 Hansen Court                                Woodale                  IL     Joint Venture
 242    Rural Route #2, State Road                      Howe                     IN
 243    8170 Holton Drive                               Independence             KY
 244    1910 International Way                          Hebron                   KY
 245    7930 Kentucky Drive                             Florence                 KY
 246    7453 Empire Drive, Bldg C                       Florence                 KY
 247    5 Spiral Drive                                  Florence                 KY
 248    11 Spiral Drive                                 Florence                 KY
 249    1825 Airport Exchange Dr.                       Erlanger                 KY     Encumbered
 250    7945 Foundation Drive                           Elsmere                  KY
 251    7850 Foundation Drive                           Elsmere                  KY
 252    7705 Foundation Drive                           Elsmere                  KY
 253    7940 Kentucky Drive                             Florence                 KY
 254    6840 Power Line Drive                           Elsmere                  KY
 255    7765 Foundation Drive                           Elsmere                  KY
 256    7785 Foundation Drive                           Elsmere                  KY
 257    7725 Foundation Drive                           Elsmere                  KY
 258    7745 Foundation Drive                           Elsmere                  KY
 259    7880 Foundation Drive                           Elsmere                  KY
 260    7453 Empire Drive, Bldg A                       Florence                 KY

                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)


        Owner
        ---------------------------------

 211    Cabot Industrial Properties, L.P.
 212    Cabot Industrial Properties, L.P.
 213    Cabot Industrial Properties, L.P.
 214    Cabot Industrial Properties, L.P.
 215    Cabot Industrial Properties, L.P.
 216    Cabot Industrial Properties, L.P.
 217    Cabot Industrial Properties, L.P.
 218    Cabot Industrial Properties, L.P.
 219    Cabot Industrial Properties, L.P.
 220    Cabot Industrial Properties, L.P.
 221    Cabot Industrial Properties, L.P.
 222    Cabot Industrial Properties, L.P.
 223    Cabot Industrial Properties, L.P.
 224    Cabot Industrial Properties, L.P.
 225    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 226    Industrial Properties Portfolio Subsidiary I, L.L.C. (DE)
 227    Cabot Industrial Properties, L.P.
 228    Cabot Industrial Properties, L.P.
 229    Cabot Industrial Properties, L.P.
 230    Cabot Industrial Properties, L.P.
 231    Cabot Industrial Properties, L.P.
 232    Cabot Industrial Properties, L.P.
 233    Cabot Industrial Properties, L.P.
 234    Cabot Industrial Properties, L.P.
 235    Cabot Industrial Properties, L.P.
 236    Cabot Industrial Properties, L.P.
 237    Cabot Industrial Properties, L.P.
 238    Cabot Industrial Properties, L.P.
 239    CCP-Cabot Industrial Investors II, L.L.C.
        (DE) (Trustor/CCP-Cabot II/Bensenville, L.L.C.)
 240    CCP-Cabot Industrial Investors
        (DE) (Trustor/CCP-Cabot II/Bensenville, L.L.C.)
 241    Industrial Properties Portfolio Subsidiary III, L.L.C. (DE)
 242    C-M Howe Properties Limited Partnership
 243    Cabot Industrial Properties, L.P.
 244    Cabot Industrial Properties, L.P.
 245    Cabot Industrial Properties, L.P.
 246    Cabot Industrial Properties, L.P.
 247    Cabot Industrial Properties, L.P.
 248    Cabot Industrial Properties, L.P.
 249    Cabot Industrial Properties, L.P.
 250    Cabot Industrial Properties, L.P.
 251    Cabot Industrial Properties, L.P.
 252    Cabot Industrial Properties, L.P.
 253    Cabot Industrial Properties, L.P.
 254    Cabot Industrial Properties, L.P.
 255    Cabot Industrial Properties, L.P.
 256    Cabot Industrial Properties, L.P.
 257    Cabot Industrial Properties, L.P.
 258    Cabot Industrial Properties, L.P.
 259    Cabot Industrial Properties, L.P.
 260    Cabot Industrial Properties, L.P.


                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS


        Property Address                                City                    State   Notes
        --------------------------------------------------------------------------------------------------------

 261    7455 Empire Drive, Bldg B                       Florence                 KY
 262    1350 Jamike Drive                               Erlanger                 KY
 263    1445 Jamike Drive                               Erlanger                 KY
 264    1455 Jamike Drive                               Erlanger                 KY
 265    1405 Jamike Drive                               Erlanger                 KY
 266    1420 Jamike Drive                               Erlanger                 KY
 267    1430 Jamike Drive                               Erlanger                 KY
 268    1440 Jamike Drive                               Erlanger                 KY
 269    3368 Turfway Road                               Erlanger                 KY     Encumbered
 270    3370 Turfway Road                               Erlanger                 KY     Encumbered
 271    3372 Turfway Road                               Erlanger                 KY     Encumbered
 272    10 Kenwood Circle                               Franklin                 MA     Encumbered
 273    14 Progress Road                                Billerica                MA
 274    16 Progress Road                                Billerica                MA
 275    65 Sunnyslope Avenue                            Tewksbury                MA     Encumbered
 276    82 South Street                                 Hopkinton                MA
 277    75 John Hancock Road                            Taunton                  MA     Encumbered
 278    19 Technology Drive                             Auburn                   MA
 279    7951 Oceano Avenue                              Jessup                   MD
 280    7970 Tar Bay Drive                              Jessup                   MD
 281    7700 Port Capital Drive                         Jessup                   MD     Encumbered
 282    8680 Greenwood Place                            Savage                   MD
 283    8705 Bollman Place                              Savage                   MD
 284    8155 Stayton Drive                              Jessup                   MD
 285    8332 Bristol Court                              Jessup                   MD
 286    8306 Patuxent Range Road                        Jessup                   MD
 287    12011 Guilford Road                             Annapolis Junctin        MD
 288    8350 Bristol Court                              Jessup                   MD
 289    1015 West Nursery Road                          Linthicum                MD     Encumbered
 290    1025 West Nursery Road                          Linthicum                MD     Encumbered
 291    21 Fontana Lane                                 Baltimore                MD     Encumbered
 292    23 Fontana Lane                                 Baltimore                MD     Encumbered
 293    991 Corporate Boulevard                         Linthicum Heights        MD
 294    989 Corporate Blvd                              Linthicum Heights        MD
 295    9112 Guilford Road                              Columbia                 MD
 296    8351 Bristol Court                              Jessup                   MD
 297    2222-2298 Woodale Drive                         Mounds View              MN     Encumbered
 298    6105 Trenton Lane                               Plymouth                 MN     Encumbered
 299    2950 Lexington Avenue                           Eagan                    MN     Encumbered
 300    2205 Woodale Drive                              Mounds View              MN     Encumbered
 301    2270 Woodale Drive                              Mounds View              MN     Encumbered

                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)


        Owner
        ---------------------------------

 261    Cabot Industrial Properties, L.P.
 262    Cabot Industrial Properties, L.P.
 263    Cabot Industrial Properties, L.P.
 264    Cabot Industrial Properties, L.P.
 265    Cabot Industrial Properties, L.P.
 266    Cabot Industrial Properties, L.P.
 267    Cabot Industrial Properties, L.P.
 268    Cabot Industrial Properties, L.P.
 269    Cabot Industrial Properties, L.P.
 270    Cabot Industrial Properties, L.P.
 271    Cabot Industrial Properties, L.P.
 272    Cabot Industrial Properties, L.P.
 273    Cabot Industrial Properties, L.P.
 274    Cabot Industrial Properties, L.P.
 275    Cabot Industrial Properties, L.P.
 276    Cabot Industrial Properties, L.P.
 277    Cabot Industrial Properties, L.P.
 278    Cabot Industrial Properties, L.P.
 279    Cabot Industrial Properties Holding, Inc. (DE)
 280    Cabot Industrial Properties Holding, Inc. (DE)
 281    Port Capital Center LLP (MD)
 282    CIT Greenwood Place Limited Partnership (VA)
 283    CIT. Bollman Place Limited Partnership (VA)
 284    CIT Stayton Drive Limited Partnership (CA)
 285    Cabot Industrial Properties Holding, Inc. (DE)
 286    Cabot Industrial Properties Holding, Inc. (DE)
 287    Annapolis Junction Land Limited Partnership
        (MD) Guilford Property LLC (MD)
 288    BWI Warehouse #4 Limited Partnership (MD)
        Bristol Property, LLC (MD)
 289    West Nursery Land Holding Limited Partnership
        (MD) Linthicum Property LLC (MD)
 290    West Nursery Land Holding Limited Partnership
        (MD) Linthicum Property LLC (MD)
 291    GR-6 Limited Partnership (MD) GR-7 Limited
        Partnership (MD)
 292    GR-6 Limited Partnership (MD) GR-7 Limited
        Partnership (MD)
 293    Cabot Industrial Properties, L.P.
 294    Cabot Industrial Properties, L.P.
 295    Cabot Industrial Properties, L.P.
 296    Cabot Industrial Properties, L.P.
 297    Cabot Industrial Properties, L.P.
 298    Cabot Industrial Properties, L.P.
 299    Cabot Industrial Properties, L.P.
 300    Cabot Industrial Properties, L.P.
 301    Cabot Industrial Properties, L.P.

                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS


        PROPERTY ADDRESS                                CITY                    STATE   NOTES
        --------------------------------------------------------------------------------------------------------

 302    2240 Woodale Drive                              Mounds View              MN     Encumbered
 303    7401 Cahill Road                                Edina                    MN     Encumbered
 304    8575 Monticello Lane                            Maple Grove              MN     Encumbered
 305    5100 West 82nd Street                           Bloomington              MN
 306    10810 Reames Road                               Charlotte                NC
 307    3552 Westinghouse Blvd.                         Charlotte                NC
 308    11515 Nations Ford Road                         Charlotte                NC
 309    11517 Cordage Street                            Charlotte                NC
 310    9900 Brookford Street                           Charlotte                NC     Encumbered
 311    3520 Westinghouse Blvd.                         Charlotte                NC     Encumbered
 312    3550 Westinghouse Blvd.                         Charlotte                NC
 313    3600 Westinghouse Blvd.                         Charlotte                NC
 314    US Hwy 74 & Old Charlotte                       Monroe                   NC
 315    1902 Airport Road                               Monroe                   NC
 316    3401 Woodpark Blvd.                             Charlotte                NC
 317    3804 Woodpark Blvd.                             Charlotte                NC
 318    3601 Woodpark Blvd.                             Charlotte                NC
 319    10900 S. Commerce Blvd.                         Charlotte                NC
 320    1301 N. I-85 Service Rd.                        Charlotte                NC
 321    502 Birch Creek Road                            Bridgeport               NJ
 322    329 Herrod Boulevard                            South Brunswick          NJ
 323    500 Pierce Street                               Franklin Township        NJ
 324    21 South Middlesex Avenue                       Cranbury                 NJ
 325    Volkswagen BTS-C                                                        NY/NJ   Development
 326    2 Colony Road                                   Port Jersey              NJ
 327    1 Colony Road                                   Port Jersey              NJ
 328    150 Industrial Blvd.                            Port Jersey              NJ
 329    108 Industrial Drive                            Port Jersey              NJ
 330    107 Industrial Drive                            Port Jersey              NJ
 331    202 Port Jersey                                 Port Jersey              NJ
 332    201 Port Jersey                                 Port Jersey              NJ     Encumbered
 333    4 South Middlesex Avenue                        Cranbury                 NJ
 334    500 Memorial Drive                              Franklin Township        NJ
 335    100 New England Avenue                          Piscataway               NJ     Encumbered
 336    4401 Equity Drive                               Columbus                 OH
 337    1614-1634 Westbelt Drive                        Columbus                 OH
 338    1901-1919 Dividend Drive                        Columbus                 OH
 339    2700 International Street                       Columbus                 OH
 340    2550 John Glenn Avenue                          Franklin County          OH
 341    2626 Port Road                                  Franklin County          OH
 342    3800 Twin Creeks Drive                          Columbus                 OH
 343    1999 Westbelt Drive                             Columbus                 OH
 344    4343 Equity Drive                               Columbus                 OH
 345    9756 International Blvd                         Cincinnati               OH
 346    9842 International Blvd                         Cincinnati               OH
 347    5005 Kingsley Drive                             Cincinnati               OH     Encumbered
 348    5379 Kingsley Drive                             Cincinnati               OH     Encumbered
 349    4750 Lake Forest Road                           Blue Ash                 OH
 350    4650 Lake Forest Road                           Blue Ash                 OH
 351    11013 Kenwood Road                              Blue Ash                 OH
 352    11015 Kenwood Road                              Blue Ash                 OH
 353    11019 Kenwood Road                              Blue Ash                 OH
 354    11027 Kenwood Road                              Blue Ash                 OH
 355    11029 Kenwood Road                              Blue Ash                 OH
 356    11083-11087 Kenwood Road                        Blue Ash                 OH
 357    11093 Kenwood Road                              Blue Ash                 OH
 358    4701 Creek Road                                 Blue Ash                 OH


                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)


        OWNER
        ---------------------------------

 302    Cabot Industrial Properties, L.P.
 303    Cabot Industrial Properties, L.P.
 304    Cabot Industrial Properties, L.P.
 305    Cabot Industrial Properties, L.P.
 306    Cabot Industrial Properties, L.P.
 307    Cabot Industrial Properties, L.P.
 308    Cabot Industrial Properties, L.P.
 309    Cabot Industrial Properties, L.P.
 310    Cabot Industrial Properties, L.P.
 311    Cabot Industrial Properties, L.P.
 312    Cabot Industrial Properties, L.P.
 313    Cabot Industrial Properties, L.P.
 314    Cabot Industrial Properties, L.P.
 315    Cabot Industrial Properties, L.P.
 316    Cabot Industrial Properties, L.P.
 317    Cabot Industrial Properties, L.P.
 318    Cabot Industrial Properties, L.P.
 319    Cabot Industrial Properties, L.P.
 320    Cabot Industrial Properties, L.P.
 321    Cabot Industrial Properties, L.P.
 322    Cabot Industrial Properties, L.P.
 323    Cabot Industrial Properties, L.P.
 324    Cabot Industrial Properties, L.P.
 325    Cabot Industrial Properties, L.P.
 326    Cabot Industrial Properties, L.P.
 327    Cabot Industrial Properties, L.P.
 328    Cabot Industrial Properties, L.P.
 329    Cabot Industrial Properties, L.P.
 330    Cabot Industrial Properties, L.P.
 331    Cabot Industrial Properties, L.P.
 332    Cabot Industrial Properties, L.P.
 333    Cabot Industrial Properties, L.P.
 334    Cabot Industrial Properties, L.P.
 335    Cabot Industrial Properties, L.P.
 336    Cabot Industrial Properties, L.P.
 337    Cabot Industrial Properties, L.P.
 338    Cabot Industrial Properties, L.P.
 339    Cabot Industrial Properties, L.P.
 340    Cabot Industrial Properties, L.P.
 341    Cabot Industrial Properties, L.P.
 342    Cabot Industrial Properties, L.P.
 343    Cabot Industrial Properties, L.P.
 344    Cabot Industrial Properties, L.P.
 345    Cabot Industrial Properties, L.P.
 346    Cabot Industrial Properties, L.P.
 347    Cabot Industrial Properties, L.P.
 348    Cabot Industrial Properties, L.P.
 349    Cabot Industrial Properties, L.P.
 350    Cabot Industrial Properties, L.P.
 351    Cabot Industrial Properties, L.P.
 352    Cabot Industrial Properties, L.P.
 353    Cabot Industrial Properties, L.P.
 354    Cabot Industrial Properties, L.P.
 355    Cabot Industrial Properties, L.P.
 356    Cabot Industrial Properties, L.P.
 357    Cabot Industrial Properties, L.P.
 358    Cabot Industrial Properties, L.P.


                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS


        PROPERTY ADDRESS                                CITY                    STATE   NOTES
        --------------------------------------------------------------------------------------------------------

 359    124 Commerce Blvd                               Loveland                 OH
 360    6350 Brackbill Boulevard                        Mechanicsburg            PA     Encumbered
 361    6360 Brackbill Boulevard                        Mechanicsburg            PA     Encumbered
 362    201 Cumberland Parkway                          Harrisburg               PA
 363    181 Fulling Mill Road                           Harrisburg               PA
 364    5045 Ritter Road                                Mechanicsburg            PA     Encumbered
 365    860 Marine Drive                                Rock Hill                SC     Encumbered
 366    3965 Pilot Drive                                Memphis                  TN
 367    555 Airline Drive                               Coppell                  TX
 368    4151 SH 121 North                               Grapevine                TX
 369    4050 Corporate Dr                               Grapevine                TX
 370    2201-2221 Luna Road                             Carrollton               TX
 371    4155 Patriot Drive                              Grapevine                TX
 372    4255 Patriot Drive                              Grapevine                TX
 373    912 113th Street                                Arlington                TX
 374    455 Airline Drive                               Coppell                  TX
 375    850 North Lake Drive                            Coppell                  TX
 376    1800 10th Street                                Plano                    TX     Encumbered
 377    1808 10th Street                                Plano                    TX     Encumbered
 378    11011 Regency Crest Drive                       Dallas                   TX
 379    1900 Diplomat Drive                             Farmers Branch           TX
 380    11411 Hillguard Road                            Dallas                   TX
 381    11460-11480 Hillguard Rd                        Dallas                   TX
 382    11550-11560 Hillguard Rd                        Dallas                   TX
 383    3601 East Plano Parkway                         Plano                    TX     Encumbered
 384    4055 Corporate Dr                               Grapevine                TX
 385    2055 Diplomat Drive                             Farmers Branch           TX
 386    1413 Bradley Lane                               Carrollton               TX
 387    820-860 Avenue F                                Plano                    TX
 388    1000 Shiloh Road                                Plano                    TX
 389    885 East Collins Blvd                           Richardson               TX
 390    2300 E Randol Mill Road                         Arlington                TX
 391    1600 Capital Avenue                             Plano                    TX     Encumbered
 392    1700 Capital Avenue                             Plano                    TX     Encumbered
 393    701 N Glenville Drive                           Richardson               TX     Joint Venture;
                                                                                        Encumbered
 394    705 N Glenville Drive                           Richardson               TX     Joint Venture;
                                                                                        Encumbered
 395    709 N Glenville Drive                           Richardson               TX     Joint Venture;
                                                                                        Encumbered
 396    715 N Glenville Drive                           Richardson               TX     Joint Venture;
                                                                                        Encumbered
 397    2701 East Plano Parkway                         Plano                    TX
 398    2801 East Plano Parkway                         Plano                    TX
 399    2805 East Plano Parkway                         Plano                    TX
 400    2700 Summit Avenue                              Plano                    TX
 401    CTC @ Plano-C                                   Plano                    TX     Vacant Land
 402    CTC @ Valwood-C                                 Dallas                   TX     Development
 403    2412 Jefferson Davis High                       Alexandria               VA

                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)


        OWNER
        ---------------------------------

 359    Cabot Industrial Properties, L.P.
 360    Cabot Industrial Properties, L.P.
 361    Cabot Industrial Properties, L.P.
 362    Cabot Industrial Properties, L.P.
 363    Cabot Industrial Properties, L.P.
 364    Cabot Industrial Properties, L.P.
 365    Cabot Industrial Properties, L.P.
 366    Cabot Industrial Properties, L.P.
 367    Cabot Industrial Properties, L.P.
 368    Cabot Industrial Properties, L.P. by merger of
        interest from Industrial Properties Holding, L.P. (DE)
 369    Cabot Industrial Properties, L.P. by merger of
        interest from Industrial Properties Holding, L.P. (DE)
 370    Cabot Industrial Properties, L.P.
 371    Cabot Industrial Properties, L.P.
 372    Cabot Industrial Properties, L.P.
 373    Cabot Industrial Properties, L.P.
 374    Cabot Industrial Properties, L.P.
 375    Cabot Industrial Properties, L.P.
 376    Cabot Industrial Properties, L.P.
 377    Cabot Industrial Properties, L.P.
 378    Cabot Industrial Properties, L.P.
 379    Cabot Industrial Properties, L.P.
 380    Cabot Industrial Properties, L.P.
 381    Cabot Industrial Properties, L.P.
 382    Cabot Industrial Properties, L.P.
 383    Cabot Industrial Properties, L.P.
 384    Cabot Industrial Properties, L.P.
        interest from Industrial Properties Holding, L.P. (DE)
 385    Cabot Industrial Properties, L.P.
 386    Cabot Industrial Properties, L.P.
 387    Cabot Industrial Properties, L.P.
 388    Cabot Industrial Properties, L.P.
 389    Cabot Industrial Properties, L.P.
 390    Cabot Industrial Properties, L.P.
 391    Cabot Industrial Properties, L.P.
 392    Cabot Industrial Properties, L.P.

 393    CCP-Cabot II Glenville, L.P. (DE)

 394    CCP-Cabot II Glenville, L.P. (DE)

 395    CCP-Cabot II Glenville, L.P. (DE)

 396    CCP-Cabot II Glenville, L.P. (DE)

 397    Cabot Industrial Properties, L.P.
 398    Cabot Industrial Properties, L.P.
 399    Cabot Industrial Properties, L.P.
 400    Cabot Industrial Properties, L.P.
 401    Cabot Industrial Properties, L.P.
 402    Cabot Industrial Properties, L.P.
 403    Cabot Industrial Properties Holding, Inc. (DE)

                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS


        PROPERTY ADDRESS                                CITY                    STATE   NOTES
        --------------------------------------------------------------------------------------------------------

 404    2514 Jefferson Davis High                       Alexandria               VA
 405    405 Swann Street                                Alexandria               VA
 406    326-400 Calvert Avenue                          Alexandria               VA
 407    446 Calvert Avenue Oakville (park)              Alexandria               VA
 408    2604-2610 Jefferson Davis                       Alexandria               VA
 409    401-403 Murry's Avenue                          Alexandria               VA
 410    2402-2520 Oakville Street                       Alexandria               VA
 411    420-444 Swann Street                            Alexandria               VA
 412    45901 Nokes Blvd.                               Sterling                 VA
 413    Cabot Tech Beaumeade Bldg 1                     Ashburn                  VA
 414    Cabot Tech Beaumeade Bldg 2                     Ashburn                  VA
 415    45905 Nokes Blvd.                               Sterling                 VA
 416    44633 Guilford Road                             Ashburn                  VA     Encumbered
 417    44645 Guilford Road                             Ashburn                  VA     Encumbered
 418    21641 Beaumeade Circle                          Ashburn                  VA     Encumbered
 419    CTC @ Dulles-C                                  Herndon                  VA     Development
 420    CTC @ Town Crossing-C                           Loudoun Cty              VA     Vacant Land
 421    CTC @ Beaumede II-C                             Ashburn                  VA     Vacant Land
 422    21902 64th Avenue - South                       Kent                     WA
 423    8005 S. 266th Street                            Kent                     WA
 424    22001 68th Avenue - South                       Kent                     WA
 425    21903 68th Avenue - South                       Kent                     WA
 426    22003 67th Avenue - South                       Kent                     WA
 427    21804 64th Avenue - South                       Kent                     WA
 428    26507 79th Avenue - South                       Kent                     WA

 429    Woodland Industrial                             Woodland                 CA     Encumbered
 430    San Jose Industrial                             San Jose                 CA     Partial ground lease
 431    Warm Springs Industrial                         Fremont                  CA
 432    Mission Industrial                              Fremont                  CA
 433    Wrigley Creek Industrial                        Milpitas                 CA
 434    O'Donnell IBC                                   Tustin                   CA
 435    O'Donnell Cerritos                              Cerritos                 CA
 436    SoCal Alondra                                   Santa Fe Springs         CA
 437    SoCal Bell Gardens                              Bell Gardens             CA
 438    Oakridge                                        Grand Prairie            TX
 439    Northwest Houston
 440           Silber II                                Houston                  TX
 441           Wynnwood                                 Houston                  TX
 442    Willowbend                                      Houston                  TX
 443    Southwest Houston
 444           Corporate IV                             Houston                  TX
 445           Sugarland Industrial Center              Houston                  TX
 446    Franklin                                        Denver                   CO
 447    360 Commerce Center                             Grand Prairie            TX
 448    Vista Tech Center                               San Diego                CA
 449    4000 Greenbriar                                 Stafford                 TX
 450    Oxnard Portfolio                                Oxnard                   CA
 451    San Diego Distribution

                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)

        OWNER
        ---------------------------------

 404    Cabot Industrial Properties Holding, Inc. (DE)
 405    Cabot Industrial Properties Holding, Inc. (DE)
 406    Cabot Industrial Properties Holding, Inc. (DE)
 407    Cabot Industrial Properties Holding, Inc. (DE)
 408    Cabot Industrial Properties Holding, Inc. (DE)
 409    Cabot Industrial Properties Holding, Inc. (DE)
 410    Cabot Industrial Properties Holding, Inc. (DE)
 411    Cabot Industrial Properties Holding, Inc. (DE)
 412    Cabot Industrial Properties, L.P.
 413    Cabot Industrial Properties, L.P.
 414    Cabot Industrial Properties, L.P.
 415    Cabot Industrial Properties, L.P.
 416    Cabot Industrial Properties, L.P.
 417    Cabot Industrial Properties, L.P.
 418    Cabot Industrial Properties, L.P.
 419    Cabot Industrial Properties, L.P.
 420    Cabot Dulles Town Crossing, L.L.C. (DE)
 421    Cabot Industrial Properties, L.P.
 422    Cabot Industrial Properties, L.P.
 423    Cabot Industrial Properties, L.P.
 424    Cabot Industrial Properties, L.P.
 425    Cabot Industrial Properties, L.P.
 426    Cabot Industrial Properties, L.P.
 427    Cabot Industrial Properties, L.P.
 428    Cabot Industrial Properties, L.P.

 429    CalWest Industrial Properties, LLC
 430    CalWest Industrial Properties, LLC
 431    CalWest Industrial Properties, LLC
 432    CalWest Industrial Properties, LLC
 433    CalWest Industrial Properties, LLC
 434    CalWest Industrial Properties, LLC
 435    CalWest Industrial Properties, LLC
 436    CalWest Industrial Properties, LLC
 437    CalWest Industrial Properties, LLC
 438    CalWest Texas Properties L.P.
 439
 440    CalWest Texas Properties L.P.
 441    CalWest Texas Properties L.P.
 442    CalWest Texas Properties L.P.
 443
 444    CalWest Texas Properties L.P.
 445    CalWest Texas Properties L.P.
 446    CalWest Industrial Properties, LLC
 447    CalWest Texas Properties L.P.
 448    CalWest Industrial Properties, LLC
 449    CalWest Texas Properties L.P.
 450    CalWest Industrial Properties, LLC
 451

                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS


        Prroperty Address                                City                    State Notes
        --------------------------------------------------------------------------------------------------------

 452           Carmel Mountain                           San Diego                CA
 453           Miramar Distribution                      San Diego                CA
 454           Rancho Bernardo                           San Diego                CA     Encumbered
 455    Frankford Trade Center                           Carollton                TX
 456    Sun Valley Industrial                            Sun Valley               CA
 457    Foothill/Ramona
 458           Foothill Bus. Center                      Irwindale                CA
 459           Ramona Bus. Pk                            Irwindale                CA
 460           Schabarum Lots 5&6                        Irwindale                CA
 461    ASP Valencia                                     Valencia                 CA
 462    Chatsworth
 463           ASP Chatsworth                            Chatsworth               CA
 464           Lurline                                   Chatsworth               CA
 465    ASP Burbank                                      North Hollywood          CA
 466    North Orange County Business Parks
 467           ASP Anaheim                               Anaheim                  CA
 468           Commerce Park Anaheim                     Anaheim                  CA
 469           Fullerton Business Center                 Fullerton                CA
 470           North County                              Yorba Linda              CA
 471    South Orange County Industrial
 472           ASP Irvine                                Irvine                   CA
 473           Lake Forest                               Lake Forest              CA
 474    Cotton Center                                    Phoenix                  AZ
 475    GD Industrial Portfolio
 476           Bus. Interiors & 32 ac land ($1.4M)       Irving                   TX
 477           Avenue R                                  Grand Prairie            TX     Encumbered
 478           Ngte. IV -FedEx/Wood Dr/Bldg 16 & pkg lot Garland                  TX
 479           Market/Perimeter                          Garland                  TX     Encumbered
 480           8220 Ambassador Row                       Dallas                   TX
 481           Corporate Place                           Dallas                   TX
 482    CalWest Mid Cities Industrial
 483           Carmenita                                 Cerritos                 CA
 484           Alondra Distribution                      Cerritos                 CA     Ground lease
 485           Downey                                    Downey                   CA     Encumbered
 486           Whittier                                  Whittier                 CA
 487    Kent Valley
 488           Valley Freeway Business Center            Kent                     WA
 489           West Valley Business Center               Kent                     WA
 490           Mill Creek Distribution Center            Kent                     WA
 491           Southcenter West Business Park            Tukwila                  WA
 492           Algona I                                  Algona                   WA
 493           Algona II                                 Algona                   WA
 494    Tukwila                                          Tukwila                  WA
 495    Woodinville                                      Woodinville              WA
 496    Everett
 497           Everett 526                               Everett                  WA
 498           Everett Industrial Center                 Everett                  WA
 499    Seattle Metro
 500           Georgetown Center                         Seattle                  WA
 501           City Commerce Park                        Seattle                  WA
 502           Sea-Tac Industrial Park                   Seattle                  WA
 503           16th Avenue                               Seattle                  WA
 504           200th Street                              Seattle                  WA
 505    360 Commerce Center II                           Grand Prairie            TX
 506    North San Diego Industrial
 507           Carlsbad Pointe                           Carlsbad                 CA
 508           Vista Distribution                        Vista                    CA     Encumbered

                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)


        Owner
        ---------------------------------

 452    CalWest Industrial Properties, LLC
 453    CalWest Industrial Properties, LLC
 454    CalWest Industrial Properties, LLC
 455    CalWest Texas Properties L.P.
 456    CalWest Industrial Properties, LLC
 457
 458    CalWest Industrial Properties, LLC
 459    CalWest Industrial Properties, LLC
 460    CalWest Industrial Properties, LLC
 461    CalWest Industrial Properties, LLC
 462
 463    CalWest Industrial Properties, LLC
 464    CalWest Industrial Properties, LLC
 465    CalWest Industrial Properties, LLC
 466
 467    CalWest Industrial Properties, LLC
 468    CalWest Industrial Properties, LLC
 469    CalWest Industrial Properties, LLC
 470    CalWest Industrial Properties, LLC
 471
 472    CalWest Industrial Properties, LLC
 473    CalWest Industrial Properties, LLC
 474    CalWest Industrial Properties, LLC
 475
 476    CalWest Texas Properties L.P.
 477    CalWest Texas Properties L.P.
 478    CalWest Texas Properties L.P.
 479    CalWest Texas Properties L.P.
 480    CalWest Texas Properties L.P.
 481    CalWest Texas Properties L.P.
 482
 483    CalWest Industrial Properties, LLC
 484    CalWest Industrial Properties, LLC
 485    CalWest Industrial Properties, LLC
 486    CalWest Industrial Properties, LLC
 487
 488    CalWest Industrial Properties, LLC
 489    CalWest Industrial Properties, LLC
 490    CalWest Industrial Properties, LLC
 491    CalWest Industrial Properties, LLC
 492    CalWest Industrial Properties, LLC
 493    CalWest Industrial Properties, LLC
 494    CalWest Industrial Properties, LLC
 495    CalWest Industrial Properties, LLC
 496
 497    CalWest Industrial Properties, LLC
 498    CalWest Industrial Properties, LLC
 499
 500    CalWest Industrial Properties, LLC
 501    CalWest Industrial Properties, LLC
 502    CalWest Industrial Properties, LLC
 503    CalWest Industrial Properties, LLC
 504    CalWest Industrial Properties, LLC
 505    CalWest Texas Properties L.P.
 506
 507    CalWest Industrial Properties, LLC
 508    CalWest Industrial Properties, LLC

                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS


        Property Address                                City                    State   Notes
        --------------------------------------------------------------------------------------------------------

 509           Northpointe Tech Center                  Carlsbad                 CA
 510    Phoenix Business Parks
 511           Baseline Business Park                   Tempe                    AZ
 512           Hohokam 10 East                          Tempe                    AZ
 513           Hohokam 10 West                          Phoenix                  AZ
 514           Broadwood Business Center                Mesa                     AZ
 515    Phoenix Distribution
 516           Fairmont Commerce Center                 Tempe                    AZ
 517           Fifth Street Industrial                  Phoenix                  AZ
 518           Magnolia Industrial                      Phoenix                  AZ
 519           Geneva & 2 ac land                       Tempe                    AZ
 520    Fleetside
 521           Benicia Comm. Center I                   Benicia                  CA
 522           Benicia Comm. Center II                  Benicia                  CA
 523           Benicia whse, dist & land                Benicia                  CA
 524           Fairfield Comm. Center                   Benicia                  CA
 525    Tri-Valley Industrial
 526           Concord Business Park                    Concord                  CA
 527           Contra Costa Diablo                      Concord                  CA
 528           Sierra Trinity Dublin                    Dublin                   CA
 529           Livermore Comm. Center                   Livermore                CA
 530           Vasco Bus. Center                        Livermore                CA
 531           Concord N. Comm. Center I & II           Concord                  CA
 532           Airway Business Center                   Livermore                CA
 533    West Sacramento Industrial
 534           West Sacramento                          West Sacramento          CA
 535           Woodland Fort James                      Woodland                 CA
 536           Overland Court I                         Sacramento               CA
 537           Terminal Street                          Sacramento               CA
 538    Scott Creek Business Park                       Fremont                  CA
 539    PDX Commerce Parks
 540           Airport Business Center                  Portland                 OR
 541           Columbia Comm. Park I & IV               Portland                 OR
 542           Airport Way Comm. Park                   Portland                 OR
 543           158th Comm. Park                         Portland                 OR
 544    Renton Commerce Center                          Renton                   WA     Development
 545    Bay View Industrial
 546           Eden Plaza                               Hayward                  CA     Encumbered
 547           Eden Rock 10                             Hayward                  CA     Encumbered
 548           Eden Rock 5                              Hayward                  CA     Encumbered
 549           Eden Rock 9                              Hayward                  CA     Encumbered
 550           Fremont                                  Fremont                  CA     Encumbered
 551           Hesperian                                Hayward                  CA
 552           Eden Landing                             Hayward                  CA
 553    Silicon Valley Business Parks
 554           Comm. Park San Tomas                     Santa Clara              CA
 555    Sacramento Business Parks
 556           Bradshaw                                 Sacramento               CA
 557           Horn Road                                Sacramento               CA     Encumbered
 558           Madison West                             North Highlands          CA
 559           Norwood                                  Sacramento               CA
 560           Striker Ave.                             Sacramento               CA
 561    Miramar Home Center
 562           Homefair                                 San Diego                CA     Ground lease
 563           Miramar Business Park                    San Diego                CA     Ground lease
 564    North San Diego Business Parks
 565           Bay San Marcos                           San Marcos               CA

                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)


        Owner
        ---------------------------------

 509    CalWest Industrial Properties, LLC
 510
 511    CalWest Industrial Properties, LLC
 512    CalWest Industrial Properties, LLC
 513    CalWest Industrial Properties, LLC
 514    CalWest Industrial Properties, LLC
 515
 516    CalWest Industrial Properties, LLC
 517    CalWest Industrial Properties, LLC
 518    CalWest Industrial Properties, LLC
 519    CalWest Industrial Properties, LLC
 520
 521    CalWest Industrial Properties, LLC
 522    CalWest Industrial Properties, LLC
 523    CalWest Industrial Properties, LLC
 524    CalWest Industrial Properties, LLC
 525
 526    CalWest Industrial Properties, LLC
 527    CalWest Industrial Properties, LLC
 528    CalWest Industrial Properties, LLC
 529    CalWest Industrial Properties, LLC
 530    CalWest Industrial Properties, LLC
 531    CalWest Industrial Properties, LLC
 532    CalWest Industrial Properties, LLC
 533
 534    CalWest Industrial Properties, LLC
 535    CalWest Industrial Properties, LLC
 536    CalWest Industrial Properties, LLC
 537    CalWest Industrial Properties, LLC
 538    CalWest Industrial Properties, LLC
 539
 540    CalWest Industrial Properties, LLC
 541    CalWest Industrial Properties, LLC
 542    CalWest Industrial Properties, LLC
 543    CalWest Industrial Properties, LLC
 544    CalWest Industrial Properties, LLC
 545
 546    CalWest Industrial Properties, LLC
 547    CalWest Industrial Properties, LLC
 548    CalWest Industrial Properties, LLC
 549    CalWest Industrial Properties, LLC
 550    CalWest Industrial Properties, LLC
 551    CalWest Industrial Properties, LLC
 552    CalWest Industrial Properties, LLC
 553
 554    CalWest Industrial Properties, LLC
 555
 556    CalWest Industrial Properties, LLC
 557    CalWest Industrial Properties, LLC
 558    CalWest Industrial Properties, LLC
 559    CalWest Industrial Properties, LLC
 560    CalWest Industrial Properties, LLC
 561
 562    CalWest Industrial Properties, LLC
 563    CalWest Industrial Properties, LLC
 564
 565    CalWest Industrial Properties, LLC

                                 SCHEDULE 4.27
                                 -------------
                              REAL PROPERTY ASSETS


        Property Address                                City                    State   Notes
        --------------------------------------------------------------------------------------------------------

 566           Escondido                                Escondido                CA
 567           San Marcos Commerce                      San Marcos               CA
 568    Airport Business Parks
 569           Harbor                                   Santa Ana                CA
 570           Harbor Warner                            Santa Ana                CA
 571           Irvine - Cartwright                      Irvine                   CA
 572           Tustin BP                                Tustin                   CA     Ground lease
 573           plus: Tustin Mini-Storage                Tustin                   CA
 574    Baldwin Park Industrial                         Baldwin Park             CA     Encumbered
 575    Garden Grove Industrial
 576           Garden Grove Industrial                  Garden Grove             CA     Encumbered
 577           Hunt Ave                                 Garden Grove             CA
 578    Garden Grove Business Parks
 579           Garden Grove Business Center             Garden Grove             CA     Encumbered
 580           Los Alamitos                             Los Alamitos             CA
 581           Hoover                                   Garden Grove             CA
 582    Inland Empire Business Parks
 583           Mountain Ave.                            Upland                   CA
 584           Crescent & 10.5 ac land                  Rancho Cucamonga         CA
 585           Golden West                              Rancho Cucamonga         CA     Encumbered
 586    Inland Empire Distribution
 587           Chino                                    Chino                    CA     Encumbered
 588           Fontana                                  Fontana                  CA     Encumbered
 589           Etiwanda                                 Ontario                  CA
 590           Riverview                                San Bernardino           CA
 591    South Los Angeles Industrial
 592           Montebello                               Montebello               CA
 593    North Orange County Industrial
 594           Acacia                                   Fullerton                CA
 595           Tower Park                               Anaheim                  CA
 596    South Orange County Business Parks
 597           Pacific Park                             Aliso Viego              CA
 598           Spectrum Centre                          Lake Forest              CA
 599           Irvine BP                                Irvine                   CA     Ground lease
 600    Rancho Santa Margarita                          Rancho Santa Margarita   CA     Development
 601    Las Vegas                                       Las Vegas                NV     Encumbered
 602    Southwest Portland Business Parks
 603           Park 217 BC I / II / III / Louis         Tigard                   OR
 604           Southwest Comm. Center                   Tigard                   OR
 605           Nelson Business Center                   Portland                 OR
 606           Wilsonville BC I                         Wilsonville              OR
 607           Willsonville BC II / III / IV            Wilsonville              OR
 608           Parkway Industrial                       Wilsonville              OR
 609    Rivergate Industrial
 610           Kelley Pt Dist. Center I/II & land ($5.17Portland                 OR
 611           Marine Drive Dist. Center I, II & III    Portland                 OR
 612           Swan Island Industry Center              Portland                 OR
 613    San Diego Tech Center                           San Diego                CA
 614    Mayfield Business Center                        Arlington                TX     Development
 615    Skyline Industrial                              Mesquite                 TX


                                 SCHEDULE 4.27
                                 -------------
                        REAL PROPERTY ASSETS (continued)


        Owner
        ---------------------------------

 566    CalWest Industrial Properties, LLC
 567    CalWest Industrial Properties, LLC
 568
 569    CalWest Industrial Properties, LLC
 570    CalWest Industrial Properties, LLC
 571    CalWest Industrial Properties, LLC
 572    CalWest Industrial Properties, LLC
 573    CalWest Industrial Properties, LLC
 574    CalWest Industrial Properties, LLC
 575
 576    CalWest Industrial Properties, LLC
 577    CalWest Industrial Properties, LLC
 578
 579    CalWest Industrial Properties, LLC
 580    CalWest Industrial Properties, LLC
 581    CalWest Industrial Properties, LLC
 582
 583    CalWest Industrial Properties, LLC
 584    CalWest Industrial Properties, LLC
 585    CalWest Industrial Properties, LLC
 586
 587    CalWest Industrial Properties, LLC
 588    CalWest Industrial Properties, LLC
 589    CalWest Industrial Properties, LLC
 590    CalWest Industrial Properties, LLC
 591
 592    CalWest Industrial Properties, LLC
 593
 594    CalWest Industrial Properties, LLC
 595    CalWest Industrial Properties, LLC
 596
 597    CalWest Industrial Properties, LLC
 598    CalWest Industrial Properties, LLC
 599    CalWest Industrial Properties, LLC
 600    CalWest Industrial Properties, LLC
 601    CalWest Industrial Properties, LLC
 602
 603    CalWest Industrial Properties, LLC
 604    CalWest Industrial Properties, LLC
 605    CalWest Industrial Properties, LLC
 606    CalWest Industrial Properties, LLC
 607    CalWest Industrial Properties, LLC
 608    CalWest Industrial Properties, LLC
 609
 610    CalWest Industrial Properties, LLC
 611    CalWest Industrial Properties, LLC
 612    CalWest Industrial Properties, LLC
 613    CalWest Industrial Properties, LLC
 614    CalWest Texas Properties L.P.
 615    CalWest Texas Properties L.P.